UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.                 )

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☐    Soliciting Material Pursuant to §240.14a-12

DOMTAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Domtar Corporation

395 de Maisonneuve Blvd. West

Montreal, Quebec H3A 1L6

Canada

March 30, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Domtar Corporation. The meeting this year will be held on May 2, 2012 at the Montreal Museum of Fine Arts, Claire and Marc Bourgie Pavilion, 1339 Sherbrooke Street West, Montreal, Quebec, H3G 1J5, starting at 9:00 a.m. (EDT).

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement provide information about all matters to be acted upon by the stockholders, including information about our 10 directors nominated for election, our corporate governance system, and compensation of our senior management. Financial and other information concerning Domtar Corporation is contained in the enclosed 2011 Annual Report on Form 10-K.

Your vote and participation are very important to us. As a holder of our common stock or of exchangeable shares of Domtar (Canada) Paper Inc., please take the time to review the proxy statement and accompanying materials and provide your vote on the business items of the meeting. If you are unable to attend the meeting in person you can vote your shares by phone, via the internet or by signing, dating and returning the enclosed proxy card promptly. We will also webcast the meeting at www.domtar.com.

On behalf of the Board of Directors, we thank you for your continued support of Domtar Corporation.

Sincerely,

Harold H. MacKay	John D. Williams
Chairman of the Board	President and Chief Executive Officer

Important Information About Annual Meeting and Proxy Procedures	1

Items To Be Acted Upon by Stockholders	7
Item 1 – Election of Directors	7
Item 2 – Advisory Vote to Approve Named Executive Officer Compensation	13
Item 3 – Approval of the Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan	15
Item 4 – Approval of the Material Terms of the Performance Goals that May Apply to Performance- Based Awards under the Domtar Corporation Annual Incentive Plan	19
Item 5 – Ratification of Appointment of Independent Registered Public Accounting Firm	21

Governance of the Corporation	22

Audit Committee Report Concerning Financial Matters	28

Compensation Discussion and Analysis	29

Report of the Human Resources Committee	44

Human Resources Committee Interlocks and Insider Participation	45

Executive Compensation	46

Security Ownership of Certain Beneficial Owners, Directors and Officers	62

Equity Compensation Plan Information	65

Section 16(a) Beneficial Ownership Reporting Compliance	66

Independent Registered Public Accounting Firm Fees	67

Other Business	68

Annual Report for 2011	69

Annex A – Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan	A-1

Annex B – Domtar Corporation Annual Incentive Plan	B-1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

DOMTAR CORPORATION

Time:	Wednesday, May 2, 2012, 9:00 a.m. (Eastern Daylight Time)

Place:	Montreal Museum of Fine Arts, Claire and Marc Bourgie Pavilion, 1339 Sherbrooke Street West, Montreal, Quebec, H3G 1J5

Proposals:	Stockholders will be asked to vote on the following matters:

1.	The election of the 10 members of our Board of Directors named in the proxy statement;

2.	The approval, by a non-binding advisory vote, of the compensation paid by the Corporation to its Named Executive Officers;

3.	The approval of the amended and restated Domtar Corporation 2007 Omnibus Incentive Plan;

4.	The approval of the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan;

5.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year; and

6.	The transaction of any other business that may properly be brought before the annual meeting.

Who Can Vote:	The record date for the annual meeting is March 13, 2012. The only securities eligible to vote at the annual meeting are the Corporation’s common stock and a special share of voting stock held for the benefit of holders of exchangeable shares of Domtar (Canada) Paper Inc. issued in connection with the combination of Domtar Inc. and the fine paper business of Weyerhaeuser Company in March 2007.

Date of Mailing:	This proxy statement and accompanying materials are first being mailed to stockholders on or about March 30, 2012.

NOTE: If you plan to attend the annual meeting please note that registration and seating will begin at 8:00 a.m. Each stockholder will be asked to sign an admittance card and may be asked to present valid picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 13, 2012 record date. Cameras and recording devices will not be permitted at the meeting. To obtain directions to attend the meeting and vote in person, please call Louise Larouche at (514) 848-5536.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on May 2, 2012:

The proxy statement and our 2011 Annual Report on Form 10-K are available at www.edocumentview.com/ufs.

Razvan L. Theodoru

Vice-President, Corporate Law and Secretary

Montreal, Quebec

March 30, 2012

DOMTAR CORPORATION

395 de Maisonneuve Boulevard West

Montreal, Quebec, Canada, H3A 1L6

Proxy Statement

Annual Meeting of Stockholders

May 2, 2012

IMPORTANT INFORMATION ABOUT ANNUAL MEETING AND

PROXY PROCEDURES

The Board of Directors is soliciting proxies to be used at the annual meeting of stockholders to be held on Wednesday, May 2, 2012, beginning at 9:00 a.m. (Eastern Daylight Time) at the Montreal Museum of Fine Arts, Claire and Marc Bourgie Pavilion, 1339 Sherbrooke Street West, Montreal, Quebec, H3G 1J5. This proxy statement and the accompanying materials are being mailed to stockholders beginning on or about March 30, 2012. We will bear the costs of the preparation, printing and distribution of the proxy statement and the accompanying materials.

Unless the context otherwise requires, in this proxy statement (i) “Corporation”, “Domtar”, “we”, “us” and “our”, mean Domtar Corporation, a Delaware corporation, and, unless otherwise indicated, its subsidiaries; (ii) “our Board” or “the Board” means the Board of Directors of the Corporation; (iii) “our common stock” means the common stock of the Corporation; (iv) “exchangeable shares” means the exchangeable shares of Domtar (Canada) Paper Inc.; (v) “stockholders” means holders of our common stock and holders of Domtar (Canada) Paper Inc. exchangeable shares; and (vi) all references herein are to U.S. dollars, unless otherwise indicated.

Q:	Who may vote at the annual meeting?

A:	Our Board has established the record date for the annual meeting as March 13, 2012. The only securities eligible to vote at the annual meeting are the Corporation’s common stock and a special share of voting stock held for the benefit of holders of exchangeable shares of Domtar (Canada) Paper Inc.

Holders of our common stock and the trustee acting for the holders of exchangeable shares will vote together as a single class on all matters.

This proxy statement and the accompanying materials are being sent to holders of our common stock and holders of exchangeable shares at the direction of the Board. You may vote all of the shares of our common stock or provide voting instructions for all of the exchangeable shares that you owned at the close of business on the record date. Each share of our common stock and each exchangeable share not held by the Corporation or our affiliates entitles the holder to one vote on each of the 10 director nominees and one vote on all other matters presented at the meeting. On the record date, we had 36,109,810 shares of common stock outstanding and entitled to vote at the meeting and there were 618,293 exchangeable shares outstanding and entitled to give voting instructions for the meeting.

Q:	How do I provide voting instructions for my exchangeable shares?

A trustee, Computershare Trust Company of Canada, holds the special share of voting stock under a trust agreement. The trust agreement provides that each holder of exchangeable shares issued by Domtar (Canada) Paper Inc., a Canadian subsidiary of the Corporation, is entitled to instruct the trustee how to vote at the Corporation’s stockholder meeting. Voting instruction cards are enclosed for holders of exchangeable shares. As of the record date, each exchangeable share is exchangeable into one share of our common stock and therefore entitles the holder thereof to provide instructions for one vote on all matters presented at the meeting. The trustee will cast votes equal to the number of outstanding exchangeable shares as to which the trustee has timely received voting instructions from the holders. If the trustee does not receive voting instructions from a holder of exchangeable shares, such holder’s votes will not be cast at the annual meeting unless the stockholder attends the meeting in person, obtains a proxy from the trustee and votes the stock at the meeting as proxy for the trustee.

Q:	What proposals will be voted on at the annual meeting?

A:	At the annual meeting, stockholders will act upon the following matters:

1.	The election of the 10 members of our Board of Directors named in the proxy statement;

2.	The approval, by a non-binding advisory vote, of the compensation paid by the Corporation to its Named Executive Officers;

3.	The approval of the amended and restated Domtar Corporation 2007 Omnibus Incentive Plan;

4.	The approval of the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan;

5.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year; and

6.	The transaction of any other business that may properly be brought before the annual meeting.

The Corporation’s senior management will also present information about the Corporation’s financial performance during 2011 and will answer questions from stockholders.

Q:	How does the Board recommend I vote?

A:	Our Board unanimously recommends that you vote “FOR” each proposal. Please see the information included in this proxy statement relating to each item being submitted to stockholder vote at the meeting.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy with respect to shares of our common stock or provide voting instructions with respect to exchangeable shares, the persons named as proxyholders or the trustee, as the case may be, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Delaware law and our by-laws.

Q:	What vote is required to approve each proposal?

A:	Each share of our common stock and each exchangeable share not held by the Corporation or our affiliates is entitled to one vote on each of the 10 director nominees and one vote on all other matters presented at the meeting. With respect to Item 1, director nominees must receive a majority of the votes cast (the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee) in order to be elected. The adoption of Item 2 proposal “Advisory Vote to approve Named Executive Compensation”, Item 3 proposal “Approval of the amended and restated Domtar Corporation 2007 Omnibus Incentive Plan”, Item 4 proposal “Approval of the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan” and Item 5 proposal “Ratification of Appointment of Independent Registered Public Accounting Firm”, require the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Q:	What if a director nominee does not receive a majority of the votes cast?

A:	In accordance with our Corporate Governance Guidelines, the Board will nominate for re-election as a director only candidates who agree to tender an irrevocable, contingent resignation that shall only become effective upon (i) the director’s failure to receive a majority of the votes cast in an uncontested election of directors at any meeting of stockholders of the Corporation duly held for such purpose, and (ii) the Board’s acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election, then, within 90 days following the applicable stockholders meeting, the Nominating and Corporate Governance Committee will act to determine whether to accept the director’s resignation and will submit the recommendation for prompt consideration by the Board, and the Board will act on the Committee’s recommendation. Thereafter, the Board will promptly disclose publicly its determination whether to accept the director’s resignation offer. No director may participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept such director’s resignation offer.

Q:	What is the difference between a “stockholder of record” and a “street name” holder?

A:	These terms describe the manner in which your shares are held. If your shares are registered directly in your name through Computershare Trust Company, N.A., our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage firm, bank, trust or other nominee as custodian on your behalf, you are a “street name” holder.

Q:	How do I vote my shares?

A:	Subject to the limitations described below, you may vote by proxy or provide your voting instructions:

1.	by completing and signing each proxy card or voting instruction card provided to you and returning it to the address provided on the proxy card or voting instruction card;

2.	over the telephone by calling a toll-free number provided on the enclosed proxy card; or

3.	electronically through the internet as described on the enclosed proxy card.

Submitting a proxy card or voting instruction card.  Each stockholder may grant a proxy to have his or her shares voted at the annual meeting by submitting the proxy card(s) provided to him or her. Each holder of exchangeable shares of Domtar (Canada) Paper Inc. may instruct the trustee how to cast such holder’s votes at the annual meeting by submitting the voting instruction card provided to him or her. When you return a proxy card or voting instruction card that is properly signed and completed, the shares of common stock or exchangeable shares represented by that card will be voted as specified by you.

Submitting a proxy by telephone or through the internet.  If you are a stockholder of record, you may also submit a proxy or provide voting instructions by telephone or through the internet. Please see the proxy card(s) provided to you for instruction on how to access the telephone and internet systems. If your shares are held in street name for your account, your broker or other nominee will advise you whether you may submit a proxy by telephone or through the internet. A number of banks and brokerage firms participate in programs that permit stockholders to submit a proxy by telephone or through the internet. If your shares are held by such a bank or brokerage firm, you may submit a proxy to have these shares voted at the annual meeting by telephone or internet by following the instructions on the voting instruction form accompanying this proxy statement.

Q:	Can I vote my shares in person at the annual meeting?

A:	If you are a holder of record of common stock, you may vote your shares in person at the annual meeting. If you hold your shares of common stock in street name, you must obtain a proxy or voting instruction card from your broker, banker, trustee or nominee, giving you the right to vote the shares at the annual meeting. If you are a holder of record of exchangeable shares, you must obtain a proxy from the trustee and vote your shares as proxy for the trustee to have the right to vote your shares at the annual meeting.

Q:	What constitutes a quorum, and why is a quorum required?

A:	A quorum is required for the Corporation’s stockholders to conduct business at a meeting of stockholders. The presence of the holders of one-third of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of directors, represented in person or by proxy, will constitute a quorum at the annual meeting.

Q:	What if I don’t vote or abstain from voting my shares of common stock? How are broker non-votes counted?
If	my shares of common stock are held in street name by my broker, will my broker vote my shares for me?

A:	Abstentions and broker non-votes are included in the determination of shares present for quorum purposes. Abstentions are not counted as a vote “for” or “against” the election of directors. If you abstain from voting for the proposal in Item 2, Item 3, Item 4 or Item 5, your abstention will have the same effect as a vote against that proposal. A broker non-vote occurs when a nominee, such as a broker, holding shares in street name for a beneficial owner, does not vote on a particular proposal because that nominee does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. If you are a stockholder of shares held in street name, and you would like to instruct your broker how to vote your shares, you should follow the directions provided by your broker. Because the NYSE rules currently view the ratification of independent registered public accounting firms as a routine matter, your broker is permitted to vote on the proposal in Item 5 of this proxy statement if it does not receive instructions from you. However, your broker does not have discretion to vote for or against the election of directors, to approve the compensation of the Named Executive Officers pursuant to the Say-on-Pay vote, to approve the amendments to the Domtar Corporation 2007 Omnibus Incentive Plan or to approve the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan. In order to avoid a broker non-vote of your shares on these proposals, we encourage you to sign and return your proxy and vote your shares before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

Q:	What if I don’t provide voting instructions with respect to my exchangeable shares?

A:	Exchangeable shares for which no voting instructions have been provided will not be voted by the trustee at the annual meeting. A holder of exchangeable shares may obtain a proxy from the trustee to cast the number of votes equal to the number of shares of common stock into which such holder’s exchangeable shares are exchangeable and attend the annual meeting in person to cast such votes as proxy for the trustee.

Q:	Can I change my vote after I have delivered my proxy or voting instruction card?

A:	Yes. If you are a stockholder of record, you may revoke your proxy or voting instructions at any time before your voting rights are exercised at the annual meeting by delivering a signed revocation letter to the Vice-President, Corporate Law and Secretary of the Corporation or the Trustee, as the case may be, or by submitting a new proxy or voting instruction card, dated later than your first proxy or voting instruction card, in one of the ways described in this proxy statement. If you are attending in person and have previously mailed your proxy card, you may revoke your proxy and vote in person at the meeting. Your attendance at the annual meeting will not by itself revoke your proxy. If you are a stockholder of shares held in street name by your broker and you have directed your broker to vote your shares, you should instruct your broker to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the meeting.

Q:	Will proxies be solicited in connection with the annual meeting?

A:

Yes. Proxies may be solicited on behalf of our Board by mail, telephone, other electronic means or in person and the Corporation will pay the solicitation costs. Copies of proxy materials and of our annual report to stockholders for 2011 will be supplied to brokers, dealers, banks and voting trustees, or their nominees for purposes of soliciting proxies from beneficial owners and the Corporation will reimburse those record holders for their reasonable expenses on behalf of the Corporation. Georgeson Inc. has been retained by the Corporation to facilitate the distribution of proxy materials at a fee of approximately $30,000.00.

Q:	Where can I find voting results of the annual meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four (4) business days following the meeting.

Q:	How can I submit a proposal to the Corporation for inclusion in the 2013 proxy statement?

A:	The Corporation will review for inclusion in next year’s proxy statement stockholder proposals received by November 30, 2012. Proposals should be sent to Razvan L. Theodoru, Vice-President, Corporate Law and Secretary of the Corporation, at 395 de Maisonneuve Blvd. West, Montreal, Quebec, Canada, H3A 1L6.

Stockholder proposals not included in next year’s proxy statement may be brought before the 2013 annual meeting of stockholders by a stockholder of the Corporation who is entitled to vote at the meeting, has given a written notice to the Secretary of the Corporation containing certain information specified in the by-laws and was a stockholder of record at the time such notice was given. Such notice must be delivered to or mailed and received at the address in the preceding paragraph no earlier than January 2, 2013 and no later than February 1, 2013, except that if the 2013 annual meeting of the stockholders is held before April 2, 2013 or after July 1, 2013, such notice must be delivered at the address in the preceding paragraph no earlier than 120 days prior to the new date of such annual meeting and not later than the 90th day prior to the new date of such annual meeting. In the event that less than 100 calendar days’ notice or prior public disclosure by the Corporation of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public announcement was made by the Corporation, whichever occurs first.

Q:	How can I obtain additional information about the Corporation?

A:	General information about the Corporation is available on our website at www.domtar.com. You may view the investor relations section of our website at http://www.domtar.com/en/investors/index.asp for additional copies of this proxy statement and filings we have made with the SEC, which are also available in print, without charge, to any stockholder who requests them. In addition, the corporate governance section of our website at http://www.domtar.com/en/governance/index.asp contains the Corporation’s corporate governance documents, as adopted by our Board, including committee charters, the Corporate Governance Guidelines, the Code of Business Conduct for Members of the Board of Directors and Director Independence Standards.

Requests for print copies of any of the above-listed documents should be addressed to Domtar Corporation, 395 de Maisonneuve Blvd. West, Montreal, Quebec, Canada, H3A 1L6, Attention: Vice-President, Corporate Law and Secretary.

For further information, you may also contact the Corporation’s Investor Relations Department at the following address: Domtar Corporation, 395 de Maisonneuve Blvd. West, Montreal, Quebec, Canada, H3A 1L6.

This proxy statement may contain forward-looking statements relating to expectations concerning matters that are not historical facts including but not limited to performance goals. These forward-looking statements are generally denoted by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “aim,” “target,”

“plan,” “continue,” “estimate,” “project,” “may,” “will,” “should” and similar expressions. These forward-looking statements are subject to certain risks and uncertainties, including but not limited to the factors described in our 2012 Annual Report on Form 10-K under the heading “Item 1 – Business – Forward-Looking Statements,” which could cause actual results to differ materially from the expected results, performance or achievements expressed or implied by the forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

ITEMS TO BE ACTED UPON BY STOCKHOLDERS

ITEM 1

ELECTION OF DIRECTORS

Election

Pursuant to our By-Laws, our Board of Directors has set the size of our Board at 10 members and has approved the nomination of the persons named in this proxy statement for election at this year’s annual meeting, by majority vote.

The 10 nominees for election as directors are listed below. If elected, the nominees for election as directors will serve for a term of one year that will expire at our 2013 annual meeting or until their successors are elected and qualify.

Unless you instruct us via proxy to vote differently, we will vote valid proxies FOR the election of such nominees. If for any reason any nominee cannot or will not serve as a director, we may vote such proxies for the election of a substitute nominee designated by the Board of Directors.

Please note that if you hold your shares in street name, your broker is not able to vote on your behalf with respect to the election of directors without specific voting instructions from you. As a result, it is important if you are a stockholder in street name that you provide instructions to your broker or vote your shares as provided in this proxy statement.

Nominees

A nominee must receive a majority of the votes cast with respect to the nominee at the annual meeting to be elected. The majority vote standard means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee. There are no other nominees competing for these seats on the Board of Directors, which means that we have uncontested elections. Following is certain information about each director nominee, including information regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director. For further information regarding our director nominee selection process, see “Governance of the Corporation – Selection of Nominees for Election to the Board” in this proxy statement.

Nominee	Age, Principal Occupation, Business Experience and Other Directorships Held	Director Since
Giannella Alvarez	Ms. Alvarez is nominated as Director for the first time. Ms. Alvarez has served since 2011 as Group President for Americas of Barilla America, Inc., where she is responsible for North, Central and South America’s operations of Barilla S.p.A., a global food and beverages company headquartered in Parma, Italy. From 2006 to 2010, she held senior global management positions with The Coca-Cola Company. Prior to that, she held a number of increasingly senior positions in the personal and home care, and business-to-business categories of Kimberly-Clark Corporation and Procter & Gamble in the United States and Latin America. We believe that Ms. Alvarez’ 29 years of managerial and executive experience in international consumer product markets, including her knowledge of the personal care and paper products businesses, her consumer and branding experience gained through executive positions with global brand leaders, as well as her strategic abilities, will bring a unique contribution to our Board. Ms. Alvarez is 52 years old.

Nominee	Age, Principal Occupation, Business Experience and Other Directorships Held	Director Since
Jack C. Bingleman	Mr. Bingleman has been a director of the Corporation and/or Domtar Inc. since 2005. He currently serves on our Audit Committee and on our Nominating and Corporate Governance Committee. In 1991, Mr. Bingleman founded and served as CEO of The Business Depot Ltd. until the company was acquired by Staples in 1994, following which he held a number of senior executive positions with Staples Inc., the world’s largest office products company, culminating with his service as president of Staples International from 1997 to 2000. From 2001 to 2007, Mr. Bingleman was president of Indian River Asset Management Inc., a private investing firm, and he currently is president of JCB Consulting, LLC, a private investing and consulting firm. Mr. Bingleman also has been a director and member of the audit committee of Tractor Supply Co. since 2006. Mr. Bingleman brings his extensive entrepreneurial, executive, financial and industry experience to our Board and the committees on which he serves. Mr. Bingleman is 69 years old.	2007

Louis P. Gignac	Mr. Gignac has been a director of the Corporation and/or Domtar Inc. since 1995. He currently serves on our Audit Committee and on our Environmental, Health and Safety Committee. From 1986 to 2006, he served as president and CEO of Cambior Inc., an international mining and exploration company with operations, development projects and exploration activities in the Americas that was acquired by IAMGOLD Corporation in 2006. In addition to leading Cambior, Mr. Gignac has held senior management positions with Falconbridge Copper Corp, and Exxon Minerals Company. He is currently the president of G Mining Services Inc., a private mining consulting firm with international activities. Mr. Gignac is also chairman of the board of St. Andrew Goldfields Ltd. and a director of Franco-Nevada Corporation. He also served as chairman of the board of Gaz Metro Inc. until December 2011, as chairman of the board of Andean Resources Ltd. until December 2010, as a director of Revett Minerals Ltd. from 2007 to 2009, as a director of Norsemont Mining from December 2010 to March 2011, and as a director of Cambior Inc. until 2006. We believe that Mr. Gignac’s extensive experience as chief executive officer of a natural resources company, together with his financial and risk management experience, and his knowledge of international issues qualify him as a member of our Board and the committees on which he serves. Mr. Gignac is also a member of the Canadian Institute of Corporate Directors. He is 61 years old.	2007

Brian M. Levitt	Mr. Levitt has been a director of the Corporation and/or Domtar Inc. since 1997. He is a member of our Nominating and Corporate Governance Committee and the Chairman of our Finance Committee. Prior to the formation of the Corporation in March 2007, he was the Chairman of the Board of Domtar Inc. from 2004. From 1991 to 2000, Mr. Levitt was president and then chief executive officer of Imasco Limited, a public consumer products and services company. Mr. Levitt is counsel, Osler, Hoskin & Harcourt LLP, a major Canadian law firm. From 2001 to 2010, he was co-chair of the firm, and, prior to his time at Imasco, he was a partner in the firm. Mr. Levitt has served on boards of directors of public companies since 1987, and was a director of BCE until May 2011. He is currently serving as chairman of the board of The Toronto-Dominion Bank. We believe that Mr. Levitt’s extensive experience as chief executive officer of a large public company, as a board member and chair, and as a legal advisor to boards of directors of various public companies, in addition to his experience with, and understanding of the workings of, financial markets, corporate governance practices and regulatory matters gained through more than 25 years of legal practice make him a valuable addition to our Board of Directors and the committees on which he serves. Mr. Levitt is 64 years old.	2007

Nominee	Age, Principal Occupation, Business Experience and Other Directorships Held	Director Since
Harold H. MacKay	Mr. MacKay has been the Chairman of the Board of the Corporation since 2007, and he also chairs our Nominating and Corporate Governance Committee. Mr. MacKay has served as counsel to the law firm MacPherson Leslie & Tyerman LLP in Regina, Saskatchewan since 2005 and, prior to that, he was a partner in MacPherson from 1969 to 2004. In his legal practice, Mr. MacKay represented natural resources and manufacturing companies in their commercial transactions and provided advice in relation to corporate structure and governance issues. Mr. MacKay chaired the Task Force on the Future of the Canadian Financial Services Sector in 1997 and 1998 and subsequently served as the Clifford Clark policy advisor to the Department of Finance Canada. Since 2004, he has been a director of The Toronto-Dominion Bank and The Mosaic Company, a global producer and international marketer of crop nutrients. Mr. MacKay has been a director of several manufacturing, natural resources and financial services companies, including as chair of board governance committees. He has specific experience in the forest products industry, having served as a director of Weyerhaeuser Canada Ltd., and as an advisor to the International Committee of the Weyerhaeuser Company board. We believe Mr. MacKay’s legal expertise and knowledge of governmental and regulatory affairs, his work in respect of corporate governance, and his prior extensive board participation in a wide range of businesses have equipped him to play a leadership role on our Board. Mr. MacKay is also an Officer of the Order of Canada. He is 71 years old.	2007

David G. Maffucci	Mr. Maffucci has served on our Board since 2011. He is a member of our Audit Committee and our Finance Committee. Since 2005, Mr. Maffucci has served on the board of directors of Martin Marietta Materials Inc., the second largest producer of construction aggregates in the United States, where he chairs the audit committee and is also a member of the finance committee. Mr. Maffucci served on the board of directors of Xerium Technologies, Inc., a manufacturer and supplier of consumable products used in paper production, from November 2008 to August 2010, also serving on Xerium’s audit and compensation committees from 2008 to 2009. From June 2009 to August 2010, he also served as executive vice president and chief financial officer of Xerium and helped guide Xerium through a “pre-packaged” Chapter 11 bankruptcy. Xerium filed a voluntary petition for relief under Chapter 11 of the federal bankruptcy law as part of a pre-arranged restructuring plan with the support of its lenders on March 30, 2010 and emerged from Chapter 11 protection on May 25, 2010. From 2005 to 2006, Mr. Maffucci served as executive vice president of Bowater Incorporated and president of its newsprint division. He served as chief financial officer of Bowater Incorporated from 1995 to 2005 and held a variety of positions in its finance organization throughout much of his career. Mr. Maffucci previously worked at KPMG. Mr. Maffucci’s extensive financial and operating experience in our industry, gained through his positions as chief financial officer and division president, his experience as a member of audit committees, his in-depth knowledge and understanding of corporate finance, strategic planning and risk management processes as well as his experience with a large public accounting firm make him a valuable contributor to our Board. Mr. Maffucci is 61 years old.	2011

Nominee	Age, Principal Occupation, Business Experience and Other Directorships Held	Director Since
Robert J. Steacy	Mr. Steacy has been a director of the Corporation and/or Domtar Inc. since 2005. He currently serves as a member of our Nominating and Corporate Governance Committee and of our Finance Committee, and is the Chairman of our Audit Committee. He currently serves on the boards and chairs the audit committees of Postmedia Network Canada Corporation and Cineplex Inc., and is a director and a member of the audit committee of the Canadian Imperial Bank of Commerce. From 2005 to 2007, he was also a director of Alliance Atlantic Communications Inc. and of Somerset Entertainment Income Fund. In addition to having worked for Ernst & Young from 1973 to 1978 in their audit practice, Mr. Steacy has over 20 years of senior financial officer experience, including as vice president, finance and as executive vice president and chief financial officer of Torstar Corporation, an international publisher and a major Canadian media company, from 1989 until his retirement in 2005. We believe that Mr. Steacy’s extensive financial expertise, as well as risk assessment and risk management experience uniquely qualify him as a member of our Board and the committees on which he serves, notably as the Chairman of our Audit Committee. Mr. Steacy is 62 years old.	2007

Pamela B. Strobel	Ms. Strobel has been a member of our Board of Directors since 2007 and currently chairs our Human Resources Committee and serves on our Nominating and Corporate Governance Committee. In 2005, Ms. Strobel retired as an executive vice president and chief administrative officer of Exelon Corporation, one of the largest U.S. electric utilities where she had the overall responsibility for the financial performance of the utility companies serving the Chicago and Philadelphia regions. During her tenure with Exelon and its predecessor companies, starting in 1993, Ms. Strobel served as an executive vice president and chief administrative officer and as chief executive officer of Commonwealth Edison Company, as an executive vice president and general counsel of Unicom Corporation and Commonwealth Edison Company, as president of Exelon’s Business Services Company, and as chairman and chief executive officer of Exelon Energy Delivery, the holding company for Exelon’s energy delivery business. Her various positions at Exelon required engaging with customers, regulators and legislators. Ms. Strobel was named as one of Fortune Magazine’s Top 50 Women in Business in 2002. She currently is a director of State Farm Mutual Automobile Insurance Company, and of Illinois Tool Works, Inc. where she also chairs the audit committee and serves as a member of the compensation committee. We believe that Ms. Strobel’s extensive experience in senior executive positions and her in-depth knowledge and understanding of the energy sector provide a unique contribution to our Board and the committees on which she serves. Ms. Strobel is 59 years old.	2007

Nominee	Age, Principal Occupation, Business Experience and Other Directorships Held	Director Since
Denis Turcotte	Mr. Turcotte has been serving on our Board of Directors since 2007 and is currently a member of our Human Resources Committee, of our Environmental, Health and Safety Committee and of our Finance Committee. From 1992 to 2002, he held a number of senior executive positions with companies in the pulp and paper industry, including president of the paper group and executive vice president of corporate development and strategy of Tembec Inc., a leading integrated forest products company with operations in North America and France. From 2002 to 2008, Mr. Turcotte was the president and CEO and a director of Algoma Steel Inc. Mr. Turcotte is currently president and CEO of North Channel Management, a private business consulting and investing firm. He is also a member of the advisory board of the Brookfield Special Situations Funds and a director, chair of the remuneration and nomination committee and member of the audit committee of Coalspur Mines Ltd, a coal exploration and development company. Mr. Turcotte brings to the Board and the committees on which he serves his extensive experience as a senior executive of capital intensive and commodity-based industries. Mr. Turcotte is 50 years old.	2007

John D. Williams	Mr. Williams has been the President and Chief Executive Officer and a director of the Corporation since joining Domtar on January 1, 2009. Mr. Williams served in senior executive positions for over eight years with SCA Packaging Ltd. and SCA Packaging Europe, Europe’s second largest producer of containerboard paper used for the manufacturing of corrugated box products, and served as president of SCA Packaging Europe, from 2005 to December 2008, where he assumed leadership over sales, marketing, finance, operations, manufacturing, distribution, supply chain and human resources. Prior to joining SCA Packaging, Mr. Williams held a number of increasingly senior positions in sales, marketing, management and operational roles, with Rexam PLC, Packaging Resources, Inc., Huhtamaki, Alberto Culver UK Ltd., and MARS Group. We believe that Mr. Williams’ extensive international experience in key leadership roles in our industry, combined with his in-depth knowledge and understanding of global risks, challenges and opportunities facing the pulp and paper industry, in addition to his outstanding leadership skills, are invaluable assets to our Board and our Corporation. Mr. Williams is currently a director of Owens Corning, where he also serves as a member of the audit committee and finance committee. Mr. Williams is 57 years old.	2009

The Board of Directors unanimously recommends a vote FOR

the election of each of the 10 director nominees.

Directors Not Standing for Re-election

W. Henson Moore Mr. Moore has been a director of the Corporation since 2007. He currently is a member of our Audit Committee, and the Chairman of our Environmental, Health and Safety Committee. In accordance with our Corporate Governance Guidelines, Mr. Moore will not stand for re-election at this year’s annual stockholders meeting, having reached the retirement age of 72.

Since 2001, Mr. Moore has served on the board of directors of USEC Inc., a global energy company, where he has also been a member of the audit committee since 2006. He represented the Sixth District of Louisiana as a member of the U.S. House of Representatives from 1975 to 1987. He was the Deputy Secretary of the U.S. Department of Energy from 1989 to 1992, and then Assistant to the President and Deputy Chief of Staff from 1992 to 1993. From 1995 to 2006, Mr. Moore was president and CEO of the American Forest & Paper Association, the national trade association of the forest products industry in the United States, where he accumulated substantial experience and in-depth knowledge of relationships between the industry and various trade and regulatory agencies at the national and international levels. He also served as the first chairman of the International Council of Forest Products Association. Mr. Moore’s significant experience and knowledge of government relations and policy-making, health and safety and environmental issues specific to our industry, and generally of the risks, challenges and opportunities of our industry, enabled him to make significant contributions as a director and member of the committees on which he served.

Michael R. Onustock Mr. Onustock has been a member of our Board since 2007, and currently serves as a member of our Human Resources Committee and our Environmental, Health and Safety Committee. In accordance with our Corporate Governance Guidelines, Mr. Onustock will not stand for re-election at this year’s annual stockholders meeting, having reached the retirement age of 72.

Mr. Onustock spent his entire 43-year career in the pulp and paper industry, before retiring as senior vice president, pulp and white paper with Weyerhaeuser Company in 2004. During his tenure, Mr. Onustock was responsible for a number of pulp and paper facilities that were acquired by Domtar in 2007. Prior to joining Weyerhaeuser in 2002, Mr. Onustock held a number of senior executive positions with Willamette Industries, Inc., including executive vice president, pulp and fine paper marketing from 1989 to 2002. Mr. Onustock’s in-depth knowledge and understanding of the products and markets of our business, and of the risks, challenges and opportunities of our industry allowed him to contribute significantly to our Board and the committees on which he served.

ITEM 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Our executive officers are compensated in a manner that supports our strategy, competitive needs, sound corporate governance principles, and stockholders’ interests and concerns. We believe our compensation program is aligned with the long-term interests of our stockholders.

As described in the Compensation Discussion and Analysis section of this proxy statement, the executive compensation program at Domtar is designed to attract, retain and motivate talented key executives to accomplish our operational, financial and strategic objectives over the long-term through our emphasis on variable pay and pay-for-performance. Highlights of the Corporation’s executive compensation program, as described in the Compensation Discussion and Analysis section, include:

•	Pay programs that we believe are competitive with organizations similar in size and business challenges; and primarily performance-based, using multiple performance measures (internal and external);

•	A long-term incentive program that is entirely stock-based and that is weighted toward performance-based equity to align the interest of executives to those of stockholders;

•	No multi-year guaranteed bonuses;

•	Bonuses capped to a maximum potential payout;

•	Disclosure of the financial performance drivers for our short-term incentives, in numeric terms;

•	Oversight of programs by an independent Human Resources Committee that engages its own independent compensation consultant;

•	Plan provisions that forbid stock option repricing without stockholder consent;

•	No dividends or dividend equivalents provided on any unearned performance shares or units;

•	Stock ownership guidelines and holding period requirement to achieve guidelines;

•	Limited use of perquisites;

•	No excise tax gross-ups for change in control related payments, all of which are based on what we believe are reasonable multiples with double triggers for all severance payments; and

•	A clawback provision that allows for recoupment of incentives in certain situations.

With respect to our 2011 compensation, we believe that our programs operated as intended. Our management team performed extremely well, contributing to strong corporate financial results, and their resulting compensation reflects that performance appropriately.

We urge you to read the Compensation Discussion and Analysis section of this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives and the 2011 compensation of our Named Executive Officers.

Our stockholders voted in 2011, in a non-binding vote, to have annual advisory votes to approve the compensation paid to Domtar Named Executive Officers, and the Corporation has adopted that approach. The Board of Directors and the Human Resources Committee make executive compensation decisions every year, and our directors will look to the annual advisory vote for information that can be taken into account when they make decisions with respect to our compensation philosophy, policies and practices. Accordingly, pursuant to Section 14A of the Securities Exchange Act of 1934, we are asking you to vote, on an advisory basis, on the adoption of the following resolution:

“BE IT RESOLVED that the stockholders approve, on an advisory basis, the compensation paid to Domtar Corporation’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in this proxy statement.”

As an advisory vote, the voting results on this Item 2 Proposal are non-binding. However, the Board of Directors and the Human Resources Committee value the opinions of our stockholders, and, consistent with good governance principles, will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting on this Item 2 at the annual meeting is required for approval of this Proposal. You have the opportunity to vote “for” or “against”, or “abstain” from voting on, the above resolution.

Unless you instruct us via proxy to vote differently, we will vote valid proxies FOR the approval of the compensation paid by the Corporation to its Named Executive Officers.

Please note that if you hold your shares in street name, your broker is not able to vote on your behalf with respect to the approval of the compensation paid by the Corporation to its Named Executive Officers without specific voting instructions from you. As a result, it is important that, if you are a stockholder in street name, you provide instructions to your broker or vote your shares as provided in this proxy statement.

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

ITEM 3

APPROVAL OF THE AMENDED AND RESTATED DOMTAR CORPORATION

2007 OMNIBUS INCENTIVE PLAN (“OMNIBUS INCENTIVE PLAN”)

Our Board of Directors and our stockholder originally adopted the Omnibus Incentive Plan on March 7, 2007. The Omnibus Incentive Plan is the only equity incentive compensation plan under which we are granting equity-based incentive awards to directors, officers and employees. As of March 13, 2012, 663,566 shares remained available for issuance under the Omnibus Incentive Plan with no more than 211,224 of those shares available for issuance in respect of restricted stock, restricted stock units, performance shares, performance units, deferred share units and awards based on the full value of stock (rather than an increase in value) under the Omnibus Incentive Plan. We believe that this remaining amount may be insufficient to meet our equity compensation requirements beyond 2012. Accordingly, our Board approved an amended and restated Omnibus Incentive Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares available for issuance, so that we may continue to use the plan to attract, motivate and retain a successful and tenured management team.

We are asking our stockholders to approve the amended Omnibus Incentive Plan. The amended Omnibus Incentive Plan will increase the number of shares of Domtar common stock available for issuance under the plan by 1,336,434 shares to a maximum of 2,000,000 shares. This maximum number will apply to all awards under the Omnibus Incentive Plan. This approval will also act as a stockholder approval of the material terms of the performance goals under which performance-based compensation is to be paid under the plan to obtain the deduction available under Section 162(m) of the Internal Revenue Code (described below) for performance-based compensation.

The Human Resources Committee recommends that you vote FOR the approval of the Omnibus Incentive Plan, as described in this Item 3.

Unless you instruct us via proxy to vote differently, we will vote valid proxies FOR the approval of this Item 3.

As noted below with respect to Item 4, under Section 162(m) of the Internal Revenue Code, we generally may not, for federal income tax purposes, deduct from our income the compensation paid during a taxable year to a person who, on the last day of the year, is the chief executive officer (or person acting in that capacity) or among the three other highest compensated officers (each such person, a “covered executive”), to the extent the compensation exceeds $1 million. This limitation, however, does not apply to certain performance-based compensation paid to a covered executive if the material terms of the performance goals under which such compensation is determined and paid are disclosed to and approved by the Corporation’s stockholders.

To obtain the deduction available under Section 162(m) for performance-based compensation that may be provided to our covered executives under the Omnibus Incentive Plan on or after the annual meeting, our stockholders must approve the plan at the annual meeting. If our stockholders do not approve the Omnibus Incentive Plan, payments made pursuant to the Omnibus Incentive Plan with respect to performance-based awards may not qualify for the performance-based exemption to the limitation of our ability to deduct for tax purposes compensation in excess of $1 million paid to covered executives in a taxable year. Stockholders should be aware that we reserve the right to grant awards to these covered executives in appropriate circumstances (including awards that do not qualify as performance-based compensation under Section 162(m)), whether or not such awards would be fully deductible for tax purposes.

The statements made in this Item 3 concerning terms and provisions of the Omnibus Incentive Plan are summaries and do not purport to be a complete recitation of the Omnibus Incentive Plan provisions. Such statements are qualified in their entirety by express reference to the full text of the Omnibus Incentive Plan. A copy of the Omnibus Incentive Plan as proposed to be amended is attached hereto as Annex A and is incorporated by reference herein.

Summary of the Material Terms of the Omnibus Incentive Plan

Purposes.  The purposes of the Omnibus Incentive Plan are to promote the interests of the Corporation and our stockholders by (i) attracting and retaining executive personnel and other key employees and directors of outstanding ability; (ii) motivating executive personnel and other key employees and directors by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in our long-term growth and financial success. Officers and employees of the Corporation and its subsidiaries who are selected by the Human Resources Committee are eligible to participate in the Omnibus Incentive Plan. Our non-employee directors are also eligible to participate in the Omnibus Incentive Plan, subject to selection by the Human Resources Committee.

Awards.  The Human Resources Committee may award non-qualified stock options, incentive stock options, stock appreciation rights, shares of restricted stock, restricted stock units, performance shares, performance share units, deferred share units and other stock-based awards to plan participants. 2,000,000 shares of the Corporation’s common stock are reserved for issuance in connection with awards granted under the Omnibus Incentive Plan. Unless otherwise determined by the Human Resources Committee at the time of grant, time-based awards vest in approximately equal installments over four years beginning on the first anniversary of the grant date and performance-based awards vest based on achievement of pre-determined performance goals over performance periods of three years. Awards may be subject to both performance and time-based vesting. The Human Resources Committee may accelerate the vesting of an award at any time.

In any one year, no participant may receive (i) more than 200,000 performance shares, shares of performance-based restricted stock and restricted stock units and performance-based deferred share units, (ii) performance units with a value of more than $10 million or (iii) options, stock appreciation rights or any other award based solely on the increase in value of the Corporation’s common stock covering more than 400,000 shares. The exercise price of options and stock appreciation rights is equal to the closing price per share of the Corporation’s common stock on the New York Stock Exchange on the date of grant.

Dividends.  The Human Resources Committee may provide for the payment of dividends on shares of common stock granted in connection with awards or dividend equivalents with respect to any shares of common stock subject to an award that have not actually been issued under the award. However, no dividend equivalents may be paid with respect to any unearned performance shares or performance units.

Termination of Employment.  Upon a termination due to death, time-based awards vest in full and performance-based awards vest at target levels, and options and stock appreciation rights remain exercisable for one year. Upon a termination due to disability (as defined in the Omnibus Incentive Plan), time-based awards vest in full and performance-based awards continue to vest in accordance with the original vesting schedule, and options and stock appreciation rights remain exercisable for one year. Upon retirement, a pro-rated portion of time-based awards vest and a pro-rated portion of performance-based awards continue to vest based on actual performance during the applicable performance period, and all awards remain outstanding for 5 years. Upon a termination for cause (as defined in the Omnibus Incentive Plan) or a voluntary termination by a plan participant, all awards, including vested but unexercised awards, are forfeited without payment. Upon an involuntary termination for any reason other than cause, vested awards remain outstanding for 90 days and unvested awards are forfeited.

Change in Control.  Upon a change in control (as defined in the Omnibus Incentive Plan), unless otherwise determined by the Human Resources Committee, a participant’s awards will be replaced with awards of the acquiring company having the same or better terms. If there is a change in control and a participant’s employment is terminated for business reasons in the three months prior to or twenty-four months after the change in control, his or her time-based awards will fully vest and performance-based awards will vest to the extent the applicable performance goals have been achieved as of the date of the change in control or the end of the fiscal quarter immediately prior to the date of termination, whichever is greater.

If replacement awards are not available, unless the Human Resources Committee determines otherwise, all time-based awards fully vest and performance-based awards vest to the extent the performance goals related to the award have been achieved as of the date of the change in control. Alternatively, the Human Resources Committee may determine that vested awards will be canceled in exchange for a cash payment (or other form of change in control consideration) based on the value of the change in control payment and that unvested awards will be forfeited. The Human Resources Committee may also accelerate the vesting of any or all awards upon a change in control.

Awards subject to Section 409A of the Internal Revenue Code will vest and be settled upon more narrowly defined change in control events, and in all other change in control events will be replaced by awards of the acquirer (or, where replacement awards are not available, a right to an equivalent cash payment).

Clawbacks.  If a participant in the Omnibus Incentive Plan knowingly or grossly negligently engages in financial reporting misconduct, then all awards and gains from the exercise of options or stock appreciation rights in the 12 months prior to the date the misleading financial statements were issued as well as any awards that vested based on the misleading financial statements will be disgorged to the Corporation. In addition, the Corporation may cancel or reduce, or require a participant to forfeit and disgorge to the Corporation or reimburse the Corporation for, any awards granted or vested and any gains earned or accrued, due to the exercise, vesting or settlement of awards or sale of any common stock pursuant to an award under the Omnibus Incentive Plan, to the extent permitted or required by, or pursuant to any Corporation policy implemented as required by, applicable law, regulation or stock exchange rule as may from time to time be in effect.

Performance Goals that May be Applied under the Omnibus Incentive Plan.  Performance-based awards under the Omnibus Incentive Plan will be subject to the achievement of performance goals. Performance goals applicable to performance-based awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will be based on the relative or comparative achievement of performance goals based on the total return to the Corporation’s stockholders or one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: operating earnings, net earnings, income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, return on the Corporation’s assets, increase in the Corporation’s earnings or earnings per share, revenue growth, share price performance, return on invested capital, operating income, pre- or post-tax, income, net income, economic value added, cash flow, improvement in or attainment of expense levels, improvement in or attainment of working capital levels, return on equity, debt reduction, gross profit, market share, cost reductions, workplace safety goals, workforce satisfaction and diversity goals, employee retention, completion of key projects, strategic plan development and implementation and achievement of synergy targets, and, in the case of persons who are not covered executives, such other criteria as may be determined by the Human Resources Committee. Performance goals may be in respect of the performance of the Corporation or any of its subsidiaries, divisions or business units.

The foregoing goals may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with closures and restructurings of the Corporation or any participating employer, discontinued operations, extraordinary items, capital gains and losses, dividends, share repurchase, other unusual or non recurring items, and the cumulative effects of accounting changes. Except in the case of awards to covered executives intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Human Resources Committee may also adjust the performance goals for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation, change in applicable tax laws or accounting principles, or such other factors as the Human Resources Committee may determine (including, without limitation, any adjustment that would result in the Corporation paying non-deductible compensation to a participant).

The performance goals with respect to the performance period applicable to awards that are intended to qualify as performance-based compensation under Section 162(m) must be established by the Human Resources Committee within ninety days after the performance period begins (and no later than the date on which a quarter of the performance period has elapsed). In accordance with Section 162(m), prior to the vesting or settlement of any performance award that is intended to qualify as performance-based compensation under Section 162(m), the Human Resources Committee must certify in writing that the applicable performance goals have been satisfied to the extent necessary for such award to qualify as performance-based compensation under Section 162(m).

New Plan Benefits.  Awards under the Omnibus Incentive Plan are based on the discretion of the Human Resources Committee and/or the Corporation’s achievement of performance targets established by the Human Resources Committee, and it is not currently possible to determine the amounts of future awards. Accordingly, it is not possible to determine the amounts that will be received by employees participating in the Omnibus Incentive Plan in the future.

Unanimous Recommendation of the Board of Directors; Vote Required

The proposal to approve the Omnibus Incentive Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. Any abstentions will have the effect of a vote against the proposal.

Please note that if you hold your shares in street name, your broker is not able to vote on your behalf with respect to the approval of the Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan without specific voting instructions from you. As a result, it is important that, if you are a stockholder in street name, you provide instructions to your broker or vote your shares as provided in this proxy statement.

The Board of Directors unanimously recommends a vote FOR the approval of the Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan.

ITEM 4

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS

THAT MAY APPLY TO PERFORMANCE-BASED AWARDS

UNDER THE DOMTAR CORPORATION ANNUAL INCENTIVE PLAN

Our Annual Incentive Plan was adopted by the Human Resources Committee of the Board on May 17, 2007, and the material terms of the performance goals that may apply to performance-based awards under the Annual Incentive Plan were approved by our stockholders at our annual meeting of stockholders held on Tuesday, May 6, 2008. We are once again seeking stockholder approval of these material terms in order to maintain the availability of the deduction under Section 162(m) of the Internal Revenue Code (described below) for performance-based compensation. The Human Resources Committee recommends that you vote FOR the approval of the material terms of the performance goals that may apply to performance-based awards under the Domtar Corporation Annual Incentive Plan, as described in this Item 4.

Unless you instruct us via proxy to vote differently, we will vote valid proxies FOR the approval of this Item 4.

Under Section 162(m) of the Internal Revenue Code, we generally may not, for federal income tax purposes, deduct from our income the compensation paid during a taxable year to a covered executive, to the extent that their compensation exceeds $1 million. This limitation, however, does not apply to certain performance-based compensation paid to a covered executive if the material terms of the performance goals under which the compensation is determined and paid are disclosed to and approved by the Corporation’s stockholders.

To maintain the availability of the deduction under Section 162(m) for performance-based compensation provided to our covered executives under the plan for an additional five years, our stockholders must approve the performance goals under the plan at the annual meeting. If our stockholders do not approve the performance goals under the annual incentive plan, payments made pursuant to the annual incentive plan may not qualify for the performance-based exemption to the limitation of our ability to deduct for tax purposes compensation in excess of $1 million paid to covered executives in a taxable year. Stockholders should be aware that we reserve the right to pay bonuses to these covered executives in appropriate circumstances, whether or not such bonuses would be fully deductible for tax purposes.

The statements made in this Item 4 concerning terms and provisions of the Annual Incentive Plan are summaries and do not purport to be a complete recitation of the Annual Incentive Plan provisions. These statements are qualified in their entirety by express reference to the full text of the Annual Incentive Plan. A copy of the Annual Incentive Plan is attached to this proxy statement as Annex B and is incorporated by reference herein.

Summary of the Material Terms of Performance Awards and Performance Objectives

Annual Incentive Plan.  Our executive officers, as well as other key employees selected by the Human Resources Committee of the Board, are eligible to receive performance awards under the Annual Incentive Plan. The purposes of the Annual Incentive Plan are to enable us to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to our performance. The following is a summary of the material terms of the performance goals that may apply to performance-based awards under the Annual Incentive Plan.

Performance Goals that May be Applied under the Annual Incentive Plan.  Bonuses under the Annual Incentive Plan will be subject to the achievement of performance goals. Performance goals applicable to bonuses intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will be based on the relative or comparative achievement of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: operating earnings, net earnings, income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, total shareholder return, return on the Corporation’s assets, increase in the Corporation’s earnings or earnings per share, revenue growth, share price performance, return on invested capital, operating income, pre- or post-tax income, net income, economic value added, cash flow, improvement in or attainment of expense levels, improvement in or attainment of working capital levels, return on equity, debt reduction, gross profit, market share, cost reductions, workplace safety goals, workforce satisfaction and diversity goals, employee retention, completion of key projects, strategic plan development and implementation and achievement of synergy targets, and, in the case of persons who are not covered executives, such other criteria as may be determined by our Human Resources Committee. Performance goals may be in respect of the performance of the Corporation or any of its subsidiaries, divisions or business units.

The foregoing objectives may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with closures and restructurings of the Corporation or any subsidiary, discontinued operations, extraordinary items, capital gains and losses, dividends, share repurchase, other unusual or non recurring items, and the cumulative effects of accounting changes. Except in the case of awards to covered executives intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Human Resources Committee may also adjust the performance goals for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation, change in applicable tax laws or accounting principles, or such other factors as the Human Resources Committee may determine (including, without limitation, any adjustment that would result in the Corporation paying non-deductible compensation to a participant).

Maximum Award.  The maximum annual bonus payable to any participant under the Annual Incentive Plan may not exceed $5,000,000. The Human Resources Committee may, in its sole discretion, reduce or eliminate the amount otherwise payable to a participant under the plan.

Administration.  The performance objectives with respect to the performance period applicable to awards that are intended to qualify as performance-based compensation under Section 162(m) must be established by the Human Resources Committee within ninety days after the performance period begins (and no later than the date on which a quarter of the performance period has elapsed). In accordance with Section 162(m) of the Internal Revenue Code, prior to the payment of any performance award that is intended to qualify as performance-based compensation under Section 162(m), the Human Resources Committee must certify in writing that the applicable performance objectives have been satisfied to the extent necessary for such award to qualify as performance-based compensation under Section 162(m).

New Plan Benefits.  Awards under the Annual Incentive Plan are based on the Corporation’s achievement of performance targets established by the Human Resources Committee, and it is not currently possible to determine the amounts of future awards. Accordingly, it is not possible to determine the amounts that will be received by employees participating in the Annual Incentive Plan in the future.

Unanimous Recommendation of the Board of Directors; Vote Required

The proposal to approve the performance goals under the plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. Any abstentions will have the effect of a vote against the proposal.

Please note that if you hold your shares in street name, your broker is not able to vote on your behalf with respect to the approval of the material terms of the performance goals that may apply to performance-based awards under our Annual Incentive Plan without specific voting instructions from you. As a result, it is important that, if you are a stockholder in street name, you provide instructions to your broker or vote your shares as provided in this proxy statement.

The Board of Directors unanimously recommends a vote FOR the approval of the material terms of the performance goals that may apply to performance-based awards under our Annual Incentive Plan.

ITEM 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the Corporation for the year 2012.

The Corporation appointed PwC as independent auditor to audit the Corporation’s financial statements beginning with the financial statements as of and for the year ended December 30, 2007. The engagement of PwC was approved by the Audit Committee of the Board on March 7, 2007. PwC was the independent auditor of Domtar Inc. prior to March 7, 2007.

Since its incorporation in August 2006, the Corporation has not consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor did PwC provide written or oral advice to the Corporation that PwC concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Although we are not required to have our stockholders ratify the selection of PwC as our independent registered public accounting firm, the Board of Directors requests ratification of this appointment by the stockholders as a matter of good corporate practice. A representative of PwC will be present at the annual meeting with the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation in 2012.

GOVERNANCE OF THE CORPORATION

Board Governance

Our Board has adopted written Corporate Governance Guidelines that comply with the listing standards of the NYSE. Those Guidelines set forth requirements relating to director responsibilities, director qualification standards, including director independence, director compensation, our director resignation policy with respect to majority voting in uncontested elections, director orientation and continuing education, CEO succession planning and assessment of the Board’s performance, among other matters. Copies of our Corporate Governance Guidelines are available without charge on the corporate governance portion of our website at http://www.domtar.com/en/corporate/governance/4569.asp?location=secondaryNav upon request in writing to Domtar Corporation, 395 de Maisonneuve Blvd. West, Montreal (Quebec) Canada, H3A 1L6, Attention: Vice-President, Corporate Law and Secretary. The Corporation also complies with the listing standards of the TSX.

Current Members of Our Board of Directors

The members of the Board on the date of this proxy statement, and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Nominating and Corporate Governance Committee	Human Resources Committee	Environmental, Health and Safety Committee	Finance Committee
Jack C. Bingleman	*	*

Louis P. Gignac	*			*

Brian M. Levitt		*			Chair

Harold H. MacKay		Chair

David G. Maffucci	*				*

W. Henson Moore	*			Chair

Michael R. Onustock			*	*

Robert J. Steacy	Chair	*			*

Pamela B. Strobel		*	Chair

Denis Turcotte			*	*	*

John D. Williams

Board Meetings

From January 1 through December 31, 2011, our Board held 9 meetings. Each of our directors attended more than 85% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Board committees on which the director served.

Board Committees

The Board has standing Audit, Nominating and Corporate Governance, Human Resources, Environmental, Health and Safety and Finance committees.

Audit Committee

The Audit Committee is composed solely of directors who meet the independence requirements of the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are financially literate, as required by the NYSE. In addition, the Board has determined that Mr. Steacy and Mr. Maffucci each qualifies as an “audit committee financial expert” and has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

The Audit Committee, through regular or special meetings with management, the vice-president of internal audit and the Corporation’s independent auditors, provides oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Corporation, including the Corporation’s compliance with legal and regulatory requirements. The Audit Committee has primary oversight over the Corporation’s enterprise risk management program. The Audit Committee also has the sole authority for the appointment, compensation and oversight of the Corporation’s independent auditors, and has responsibility for reviewing the risks associated with matters within its responsibilities and duties.

The Audit Committee is governed by the Audit Committee Charter, which is available on the Corporation’s website at http://www.domtar.com/files/corporate/Audit_Committee_Charter_adopted_November_2_2011.pdf. A copy of the charter will be provided without charge to any stockholder who requests it in writing.

The Audit Committee held 8 meetings in 2011.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed solely of directors who meet the independence requirements of the NYSE.

The Nominating and Corporate Governance Committee has responsibility for reviewing the risks associated with matters within the Committee’s responsibilities and duties, and has a leadership role in shaping the governance of the Corporation, reviewing the compensation of the Corporation’s directors and providing oversight and direction regarding the functioning and operation of the board of directors, including reviewing and recommending to the Board of Directors candidates for election as directors, and overseeing the relationship between the Corporation and its stockholders. In addition, the Nominating and Corporate Governance Committee oversees the process for, and in coordination with the Human Resources Committee, makes recommendations to the Board with respect to the selection of a CEO of the Corporation.

The Nominating and Corporate Governance Committee is governed by the Nominating and Corporate Governance Committee Charter, which is available on the Corporation’s website at http://www.domtar.com/files/corporate/ Nominating_and_Corporate_Governance_Committee_Charter_August_4_2010.pdf. A copy of the charter will be provided without charge to any stockholder who requests it in writing.

The Nominating and Corporate Governance Committee held 5 meetings in 2011.

Human Resources Committee

The Human Resources Committee is composed solely of directors who meet the independence requirements of the NYSE, the requirements for a “non-employee director” under the Exchange Act, and the requirements for an “outside director” under the Internal Revenue Code of 1986, as amended (the “Code”).

The Human Resources Committee has responsibility for: reviewing the risks associated with matters within the Committee’s responsibilities and duties; reviewing and approving the strategy and design of the Corporation’s compensation and benefits systems; making recommendations to the Board with respect to incentive compensation and equity-based plans; managing the processes used by the Board to evaluate the Corporation’s chief executive officer; reviewing and approving the compensation of the Corporation’s chief executive officer; reviewing and approving salaries and incentive compensation of the Corporation’s executive officers; administering the Corporation’s stock option and incentive compensation plans; jointly with the Finance Committee, overseeing the work of the Pension Administration Committee of the Corporation; and, in

coordination with the Nominating and Corporate Governance Committee, making recommendations to the Board with respect to the selection of a CEO of the Corporation.

The Human Resources Committee is governed by the Human Resources Committee Charter, which is available on the Corporation’s website at http://www.domtar.com/files/corporate/Human_Resources_Committee_Charter_February_22_2012.pdf. A copy of the charter will be provided without charge to any stockholder who requests it in writing.

The Human Resources Committee held 6 meetings in 2011.

Environmental, Health and Safety Committee

The Environmental, Health and Safety Committee has responsibility for: reviewing the risks associated with matters within the Committee’s responsibilities and duties; reviewing environmental, health and safety (“EHS”) policies, and making recommendations to the Board regarding significant EHS audit and monitoring systems as well as related reports from management; reviewing EHS standards, procedures and practices against applicable regulatory requirements and overseeing compliance therewith; reviewing objectives and plans for implementing policies, procedures, practices, compliance measures and risk management programs regarding environmental protection and occupational health and safety; and discussing with management the scope and plans for the conduct of audits of EHS performance, significant results of audits, and pending or threatened material proceedings or complaints relating to EHS.

The Environmental, Health and Safety Committee is governed by the Environmental, Health and Safety Committee Charter, which is available on the Corporation’s website at http://www.domtar.com/files/corporate/Environmental_Health_and_Safety_Committee_Charter_February_22_2012.pdf. A copy of the charter will be provided without charge to any stockholder who requests it in writing.

The Environmental, Health and Safety Committee held 4 meetings in 2011.

Finance Committee

The Finance Committee has the responsibility for reviewing the Corporation’s capital structure and capital allocation, significant financing transactions, mergers, acquisitions and divestitures, insurance coverage and programs, financial matters related to pension plans and generally for assisting the Board of Directors in the oversight of financial resource strategies and policies, including oversight of the risks associated with matters within the Committee’s responsibilities and duties.

The Finance Committee is governed by the Finance Committee Charter, which is available on the Corporation’s website at http://www.domtar.com/files/corporate/Finance_Committee_Charter_adopted_November_2_2011.pdf. A copy of the charter will be provided without charge to any stockholder who requests it in writing.

The Finance Committee held 7 meetings in 2011.

Board of Directors Leadership Structure

In accordance with our Corporate Governance Guidelines, the positions of Chairman of the Board and Chief Executive Officer are separate and distinct. Currently, the position of Chairman of the Board is held by Mr. Harold H. MacKay, and the position of CEO is held by Mr. John D. Williams. Separating these positions allows our CEO to focus on the management of the Corporation, while allowing our Chairman to lead the Board in its role of providing advice to, and independent oversight of, management. We believe that this structure recognizes the time and effort that our CEO is required to devote to his position, while facilitating the independent functioning of the Board, thus enhancing the fulfillment of its oversight responsibilities, and setting the tone for the Board in fostering ethical and responsible decision-making and sound corporate governance practices.

Board of Directors’ Role in Risk Oversight

Our Corporate Governance Guidelines explicitly recognize that it is the responsibility of the Board to assess risks facing the Corporation and to review strategies for risk mitigation. Areas of material risk to the Corporation include economic factors (such as conditions in the general economy and in capital and credit markets, the cyclical nature of the industry and the decline in demand for uncoated freesheet paper), the impact of competition, operational matters (such as raw materials costs, labor relations and the performance of the Corporation’s operating facilities), regulatory matters (such as those relating to the environment and workplace safety), and governmental policies.

Our Board committees assist the Board in fulfilling its risk oversight responsibilities in certain areas of risk, including the following: the Audit Committee has primary oversight over the Corporation’s enterprise risk management program, reviews the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures; the Human Resources Committee has responsibilities related to succession planning risks and the business risk implications of our compensation policies and programs; the Nominating and Corporate Governance Committee is responsible for addressing questions and risks related to Board organization, membership and corporate governance and compliance; the Environmental, Health and Safety Committee reviews operational risk issues related to environmental protection and occupational health and safety; and our Finance Committee reviews the Corporation’s risks related to capital structure, financing, insurance and pension. Our Board committees fulfill these duties through their regularly scheduled and special meetings with members of management (and other parties as appropriate) responsible for specific risk factors, including in the case of the Audit Committee, the internal auditors and the independent auditors, and the committees regularly report back to the Board.

During the past year, our Board and our Nominating and Corporate Governance Committee worked closely with management to oversee the Corporation’s Enterprise Risk Management (ERM) process, and to identify and prioritize key risks faced by the Corporation. As part of its ongoing risk oversight duties, the Board adopted the Corporation’s Enterprise Risk Management Governance Policy that applies to the Board of Directors, the Management Committee and all employees and business units of the Corporation, and that establishes the fundamental principles of risk accountability and risk management as integral parts of our enterprise culture and day-to-day business activities. It is the policy of the Corporation to pursue the opportunities to achieve its strategic, business and operational objectives in a manner that involves an acceptable level of risk.

Risk Assessment of Compensation Programs, Policies and Practices

The Corporation has conducted an assessment of its compensation programs, policies and practices for all employees, including the Named Executive Officers, relative to risk and whether they create a reasonable likelihood of a material adverse effect on the Corporation. Based on this assessment, which also considered the control environment and approval processes in place, the Corporation concluded that its compensation programs, policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Corporation. The Corporation’s findings were reported to the Human Resources Committee and the Audit Committee.

Director Independence and Other Determinations

Pursuant to the Corporation’s Corporate Governance Guidelines, the Board undertook its annual review of director independence in February 2012. During annual reviews, the Board considers any transactions and relationships between each director or any member of his or her immediate family and the Corporation and its subsidiaries and affiliates. The Board also examines any transactions and relationships between directors or their affiliates and members of the Corporation’s senior management or their affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that a director is independent.

The Board considered and determined that Messrs. Bingleman, Gignac, Maffucci, Moore and Steacy meet the independence requirements of the SEC and the NYSE rules for Audit Committee members. In addition, the Board has considered Mr. Steacy’s service on the audit committee of 3 other public companies, and has determined that such simultaneous service does not impair Mr. Steacy’s ability to serve on our Audit Committee. Mr. Steacy has also indicated that he will not stand for re-election as a director at the next annual general meeting of the Canadian Imperial Bank of Commerce, to be held on April 26, 2012, and as a result will not serve on the Bank’s audit committee after that date. The Board also considered and determined that as members of the Human Resources Committee Ms. Strobel, and Messrs. Onustock and Turcotte are “non-employee directors” for purposes of the Exchange Act and “outside directors” for purposes of the Code, and the regulations promulgated thereunder.

As a result of this review, the Board affirmatively determined that each director other than Mr. Williams, who is the Corporation’s President and Chief Executive Officer, is independent under the independence requirements of the listing standards of the NYSE and TSX, and the Corporation’s Corporate Governance Guidelines and Director Independence Standards, which are available on the Corporation’s website at http://www.domtar.com/en/corporate/governance/4569.asp?location=secondaryNav.

Selection of Nominees for Election to the Board

The Board believes that in fulfilling its overall stewardship responsibility to the Corporation and its stockholders, it is of utmost importance that the Board functions effectively as a team and that this requires the experience, qualifications and skills of each Board member to complement those of the others. The Nominating and Corporate Governance Committee reviews and updates the skills matrix on an ongoing basis in light of current business conditions and the changing face of both the industry and the Corporation. The comments which follow reflect the process and factors taken into account by the Nominating and Corporate Governance Committee in recommending to the Board the Board nominees described in this proxy statement, bearing in mind both the Corporation’s Corporate Governance Guidelines and the skills matrix.

The Nominating and Corporate Governance Committee considers potential nominees for Board membership suggested by its members and other Board members, by members of management and stockholders, as well as by recruitment consultants who may be retained by the Committee to source potential candidates meeting the nomination criteria. As noted above, the Nominating and Corporate Governance Committee evaluates prospective nominees against the skills matrix and the personal and other qualifications set out in the Corporation’s Corporate Governance Guidelines. In that evaluation the Committee considers the need for the Board, as a whole, to be diverse in the broadest sense and to consist of individuals (a) with relevant career experience and technical skills, industry knowledge and experience, financial and capital markets expertise, international business experience, and senior executive management experience, together with (b) valuable individual personal qualifications, including strength of character, mature judgment, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendations and report of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in accordance with the procedures set forth in the Corporation’s by-laws. A stockholder who wishes to recommend a prospective nominee for the Board should provide notice to the Vice-President, Corporate Law and Secretary of the Corporation, in the time and manner as specified in the Corporation’s by-laws, which sets forth: the nominating stockholder’s name and address; the name and address of the proposed nominee; a representation that the nominating stockholder is a holder of record of stock of the Corporation entitled to vote at the next annual meeting of stockholders and intends to appear in person or by proxy at the next annual meeting of stockholders to nominate the nominee; a description of any arrangements or understandings between the nominating stockholder and the nominee and any other person involved in the nomination process; such other information regarding the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board; the consent of the nominee to serve as a director of the Corporation if so elected; and a representation as to whether the nominating stockholder intends to solicit proxies in support of the nominee. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require determining the eligibility of such proposed nominee to serve as a director.

Code of Business Conduct and Ethics

The Corporation has adopted a Code of Business Conduct and Ethics which is applicable to all employees of the Corporation, including the principal executive officer, the principal financial officer and the principal accounting officer, and which is available on the Corporation’s website at www.domtar.com. In addition, the Corporation has adopted a Code of Business Conduct for members of the Board which is available on the Corporation’s website at www.domtar.com. Copies of each of these codes will be provided without charge to any stockholder who requests them in writing.

Related Person Transaction Policy

Our Board has also adopted written Procedures for Review of Related Person Transactions. These procedures cover transactions in which the Corporation or any subsidiary was or is to be a participant, the amount exceeds $120,000, and a “related person”, as defined in Item 404(a) of Regulation S-K, has or will have a direct or indirect material interest. Each director, director nominee and executive officer of the Corporation must notify the Vice-President, Corporate Law and Secretary in writing of any such related person transaction. The Vice-President, Corporate Law and Secretary provides a copy of the notice to the Audit Committee, which reviews such transaction and approves it if the Audit Committee determines the transaction is fair and reasonable to the Corporation and consistent with the Corporation’s best interest.

Stockholder Communications with the Board

Stockholders and other interested parties who wish to contact the Chairman of the Board, our non-management directors as a group or any committee chairperson may send written correspondence, in care of the Vice-President, Corporate Law and Secretary, to Domtar Corporation, 395 de Maisonneuve Blvd. West, Montreal (Quebec) Canada, H3A 1L6. The procedures for the submission of such communications, including any complaints or concerns regarding accounting issues or other compliance matters, are contained in our Policy on Communications, which is available on the Corporation’s website at www.domtar.com.

Communications addressed to directors that discuss business or other matters relevant to the activities of our Board will be preliminarily reviewed by the Office of the Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications will be distributed to the director, or group of directors, to whom they are addressed. Other correspondence received by the Corporation that is addressed to one or more directors, such as subscription offers, conference invitations, media inquiries and requests for contributions, will be directed to the Office of the Secretary and treated according to our Policy on Communications.

Board Attendance at Stockholder Meetings

The Corporation expects its directors to attend the annual meeting of stockholders.

AUDIT COMMITTEE REPORT CONCERNING FINANCIAL MATTERS

The Audit Committee’s primary responsibility is the oversight of the Corporation’s financial reporting process on behalf of the Board of Directors. Management is responsible for establishing and maintaining the Corporation’s internal controls, for preparing the financial statements, and for the public reporting process. The independent registered public accounting firm is responsible for performing an audit of the Corporation’s financial statements in accordance with generally accepted auditing standards and for issuing a report on its audit. The independent registered public accounting firm also issues a report on the effectiveness of the Corporation’s internal control over financial reporting. The Audit Committee reviews the work of management and has direct responsibility for retention of the independent registered public accounting firm on behalf of the Board of Directors.

On behalf of the Board of Directors, the Audit Committee appointed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm to audit the Corporation’s consolidated financial statements and the Corporation’s internal control over financial reporting for the year ended December 31, 2011.

In conjunction with the activities performed by the Audit Committee in its oversight role, it has issued the following report as of February 21, 2012:

(1) The Audit Committee has reviewed and discussed with management of the Corporation and PwC the audited financial statements as of and for the year ended December 31, 2011. In addition, the Audit Committee reviewed and discussed with management, management’s assessment and report on the effectiveness of the Corporation’s internal controls over financial reporting and PwC’s attestation report on the effectiveness of the Corporation’s internal controls over financial reporting. These discussions included meetings with PwC without representatives of management being present.

(2) The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees) as amended (AICPA, Professional Standards, AU Section 380), and in effect on the date of this report, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

(3) The Audit Committee has discussed with PwC its independence from the Corporation, and the Audit Committee has received from PwC, as required by applicable requirements of the Public Company Accounting Oversight Board:

(i) a written disclosure, indicating all relationships, if any, between PwC and its related entities and the Corporation and its related entities which, in PwC’s professional judgment, reasonably may be thought to bear on PwC’s independence, and

(ii) a letter from PwC confirming that, in its professional judgment, it is independent of the Corporation within the meaning of the securities acts administered by the SEC.

(iii) The Audit Committee has determined that PwC’s provision of audit and non-audit services to the Corporation is compatible with maintaining auditor independence.

Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

THE AUDIT COMMITTEE:

Robert J. Steacy, Chair

Jack C. Bingleman

Louis P. Gignac

David G. Maffucci

W. Henson Moore

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Introduction and Overview

This CD&A describes Domtar’s executive compensation program for 2011. Additional program information is provided in the accompanying tables and related narrative.

Our program is designed to retain key executives and motivate our executive leadership to accomplish the operational, financial and strategic objectives established by our Board of Directors, and to reward them when they do so. This CD&A explains how the Human Resources Committee (“HRC”) of our Board made its compensation decisions for our executives, including the Named Executive Officers (“NEOs”), for 2011. This CD&A is generally organized as follows:

The executive summary includes the following sections:

•	Philosophy and goals of executive compensation program;

•	2011 financial highlights;

•	Summary of compensation decisions and outcomes for 2011; and

•	Shareholder Say-on-Pay vote.

The remainder of this CD&A then describes the following in detail:

•	Overview of 2011 program structure;

•	Executive pay decision-making process;

•	Role of benchmarking, mix of compensation, and detailed program descriptions; and

•	Related considerations such as severance and post-termination provisions, recoupment and anti-hedging policies and technical issues (related tax and accounting matters).

EXECUTIVE SUMMARY

Philosophy and Goals of Executive Compensation Program

Our overarching philosophy is that the design of our executive compensation program should drive the behaviors we desire from our management team. Our executive compensation programs are designed to attract, retain and motivate talented key executives who are critical to Domtar’s ability to be successful over the longer-term, and are built around the following basic principles:

•	Emphasize variable pay: To place greater emphasis and focus on compensation that is linked to Corporation and business unit performance, rather than on “fixed” compensation;

•	Pay for performance: To ensure that the majority of executive compensation is earned only when goals that support our financial and strategic objectives are achieved.

A significant portion of the total compensation opportunity for each of our executives (including the NEOs) is directly related to our ongoing financial and stock price performance, and to other performance factors that measure our progress against the goals of our strategic and operating plans.

2011 Financial Highlights

Our 2011 performance was strong, with net earnings of $9.08 per share on a diluted basis, operating income of $592 million and cash flows from operating activities of $883 million.

These results were due in part to actions we took to drive efficiencies across our core asset base. Specific accomplishments included:

•	Lowered energy costs due to capital investments at Marlboro, NC and Kamloops, BC mills;

•	Conversion of Plymouth, NC mill to 100% fluff pulp, and approval of project to install Lignoboost technology; and

•	Sale of noncore assets such as Prince Albert, SK facility.

We made strategic investments in Domtar’s fiber-based products, technologies, and services. Key actions included:

•	Strategic expansion into the adult incontinence business, with the acquisition of Attends North America in September 2011 and the acquisition of Attends Europe in early 2012;

•	Investment in next generation pulping and material technologies; and

•	Rebranding of our distribution business as Ariva to focus on new business development opportunities.

In addition, we returned a significant portion of our cash flow to shareholders. We increased our dividend by 40%, and our share buyback totaled $494 million (out of a total $1 billion authorization). Further, Moody’s upgraded our senior unsecured debt rating to investment grade in recognition of our improved debt structure and strong financial performance.

During 2011, we also ratified a four-year master labor agreement covering the majority of our pulp and paper mills in the U.S., which we expect will substantially reduce the volatility of future pension funding.

Summary of Compensation Decisions and Outcomes for 2011

Key decisions made during 2011 are recapped below, and discussed in greater detail in the remainder of this CD&A.

•

CEO/NEO merit increases: In early 2011, our CEO received a 9% merit increase based on the HRC’s view of our strong 2010 financial results, actions during 2010 relative to our operational improvement and growth strategies, and to reflect his below-market pay as a relatively new CEO. Other NEOs received merit increases ranging from 3% to 5% in recognition of the need to better align their salaries with market and peer levels, their respective contributions to overall corporate results, and (as applicable) the assumption of enhanced responsibilities.

•

2011 annual incentive design and amounts earned: Our annual incentive plan (“AIP”) was redesigned for 2011 to focus on a blend of “corporate” financial and operating goals that included EBITDA (earnings before interest, taxes, depreciation and amortization), Health and Safety, Inventory Turns, and a new Customer SQ Index (comprised of four measures of service and quality for distinct segments of our business). These goals collectively were weighted at 90% for our NEOs. The remaining 10% of our NEOs’ target awards were based on their accomplishment of individual objectives.

Based on our strong performance, the “corporate” payout under this plan was 138.96% of target. Amounts earned varied by metric from a low of 0% of target to a maximum of 200% of target based on performance results achieved. We achieved our maximum EBITDA and inventory turn goals, and the aggregate Customer SQ Index results were between target and maximum. However, no awards were earned for the Health and Safety goal because our performance was below the threshold level required to receive a payment.

Amounts earned by our NEOs for the accomplishment of their individual performance objectives ranged from 155% of target to 200% of target for this component of their awards, as described later in this CD&A.

•

2011 long-term incentive design and amounts earned: Our long-term incentive plan also was redesigned for 2011 to emphasize both performance and retention, with 65% of the total long-term incentive opportunity granted in the form of performance share units that can be earned based on our total shareholder return ranking relative to peers and our absolute return on invested capital performance (each weighted at 50%). The remaining 35% of the long-term incentive opportunity was granted in the form of restricted stock units. The first tranche of the 2011 performance share unit award was earned at 150% of target in the aggregate. Our total shareholder return for 2011 was at the median of the peer group, but our return on invested capital exceeded the maximum goal established. Amounts earned for 2011 performance are banked and will not be paid out until the end of the full three-year performance period.

•	Stock ownership guidelines. Our NEOs and other members of our Management Committee are subject to stock ownership guidelines approved by the HRC in early 2011.

The HRC believes that Domtar performed extremely well in 2011. It further believes that its objectives for the 2011 compensation program were met because we maintained continuity among our executive leadership group, and they remained focused on specific areas of the business that were critical to our ongoing success. This in turn means that a significant portion of the actual pay realized by our NEOs for 2011 performance was linked to our strong performance results, as is discussed in greater detail later in this CD&A.

Results and Role of Shareholder Say-on-Pay Vote

At the annual meeting of shareholders held on May 4, 2011, approximately 99.03% of the shareholders who voted on the “say-on-pay” proposal approved the compensation of our named executive officers, while only approximately 0.43% voted against (with approximately 0.54% abstaining). In view of this vote outcome and upon further consideration of the merits of the existing program, the HRC determined that no changes to the overall philosophy and structure of the program were needed for 2012.

DETAILS OF EXECUTIVE COMPENSATION PROGRAM

Components of Executive Compensation

The principal components of our ongoing compensation program for our NEOs, and their primary purposes, are detailed below:

•	Base salary: Delivers a competitive level of fixed cash compensation intended to reflect the primary duties of the role;

•	Performance-based annual cash bonuses: Opportunity to earn additional cash compensation based on the degree to which predetermined performance goals are met;

•	Long-term equity incentives: Opportunity to earn additional compensation based on performance results with a goal of aligning the interests of executives and stockholders;

•

Retirement and other health/welfare benefits: Programs that enable executives to provide for their income needs in retirement, and that provide executives with security in case of possible illness, disability or loss of life; and

•	Executive perquisites: Provides a business-related benefit to recognize extraordinary demands on time and other unique requirements.

Please refer to our Advisory Vote to approve Named Executive Officer Compensation (“Say-on-Pay”) elsewhere in this proxy statement for a list of governance practices that are critical elements of our approach to executive compensation.

Our NEOs for 2011

Our NEOs for 2011 were:

•	John D. Williams, President and Chief Executive Officer (CEO)

•	Daniel Buron, Senior Vice-President and Chief Financial Officer (CFO)

•	Michael Edwards, Senior Vice-President, Pulp and Paper Manufacturing (SVP-P&P Mfg)

•	Richard L. Thomas, Senior Vice-President, Sales and Marketing (SVP-S&Mktg)

•	Patrick Loulou, Senior Vice-President, Corporate Development (SVP-Corp Dev)

The Human Resources Committee’s Decision-Making Process

The HRC oversees our executive compensation program. For a description of our HRC and its duties, see the “Human Resources Committee” section of this proxy statement.

The Board and the HRC recognize the importance of executive compensation decisions to the management and stockholders of the Corporation. For this reason, they have carefully considered the HRC’s charter, its meeting schedule and agendas, and the process by which decisions are made. HRC agendas for the year are reviewed in advance to ensure that sufficient time has been allocated to consider and review alternatives before making decisions.

Independent Compensation Consultant

The HRC has engaged an independent consultant, Hugessen Consulting Inc. (“Hugessen”), to provide ongoing advice and counsel. As directed by the HRC Chair, Hugessen reviews and comments on management’s recommendations and related materials in advance of any HRC meetings or other communications. Hugessen also conducts independent research for the Committee, keeps the HRC Chair apprised of any areas of concern, and participates in HRC meetings as requested by the Chair. To further ensure independence, Hugessen has been engaged by the HRC with the understanding that it will not accept any work from management without express direction or consent of the HRC Chair; to date, no such request has been made. As the decisions made by the HRC are solely its responsibility, they may reflect factors other than the recommendations and information provided by Hugessen.

Specific areas on which Hugessen consulted with the HRC during 2011 include review and comment on management’s proposed programs for 2011, proxy statement disclosures, regulatory and shareholder perspectives on pay and performance and review of related analyses, benchmarking results for senior executives and resulting compensation recommendations, chief executive officer compensation, and severance program revisions.

The HRC meets from time to time with its independent compensation consultant without any member of management present to discuss compensation matters.

Input from Management

Throughout 2011, our Senior Vice-President, Human Resources regularly attended HRC meetings. Among other matters, she presented our Chief Executive Officer’s recommendations regarding any changes in the base salary, bonus, equity compensation or retirement and other benefits of other executive officers, consistent with appropriate benchmarking information and individual performance. She also presented management’s recommendations for program changes as part of the comprehensive program review that was conducted during the year, and compiled other relevant data as requested by the HRC.

Management periodically engages its own consultants to provide assistance and recommendations, calculations or market data, as required. In 2011, management engaged the consulting firm Meridian Compensation Partners to provide general advice and counsel regarding various executive compensation matters including benchmarking data for executive positions, assistance with incentive plan design and related technical considerations, and legislative trends and updates.

Our CEO provides input to the HRC regarding our corporate performance goals and results achieved. He also conducts an in-depth review with the HRC of the performance of the Management Committee members (the term we use to refer to those senior executives who report directly to our CEO). Based on his review and performance evaluations, the CEO makes recommendations to the HRC regarding Management Committee members’ annual base salaries, short- and long-term incentive compensation, and other benefits.

To assess the CEO’s performance and make decisions about his compensation, the HRC follows a structured process. Management provides the HRC with relevant pay and corporate performance data that the HRC then reviews with its independent advisor Hugessen. Either the HRC Chair or the Board Chair obtains input from the CEO regarding his and the Corporation’s performance. As additional input and consistent with good governance practices, all independent directors participate in an evaluation of the CEO’s performance for use in the decision-making process. After considering this information and various alternatives, together with supporting market and performance rationale, the HRC approves the CEO’s compensation and reports to the Board. The Board Chair and the HRC Chair communicate to the CEO the final decisions regarding performance and resulting compensation actions.

Benchmarking

Our approach to executive pay benchmarking focuses on companies that appropriately reflect our industry, our size, and our ongoing business challenges. We take a “North American” approach to benchmarking executive pay, and used the following two groups to make 2011 pay decisions:

•

A “proxy” peer group that includes 21 companies in the paper & forest products and containers & packaging industries with revenues that generally range from 1/2x to 2x our revenues as well as key larger industry competitors. This peer group is used as the primary market reference for CEO and CFO pay comparisons, as well as for incentive plan design review.

•

Although all the proxy peer companies reported pay data for other executives, no other relevant functional matches were available due to the lack of a sufficient sample size. For this reason, a separate peer group of companies who participate in Aon Hewitt’s executive pay database was used to benchmark pay for other Management Committee positions. This “Aon Hewitt” group includes 22 companies in the paper & forest products, packaging, consumer nondurables, and other related manufacturing industries.

To normalize for differences in company size, market median pay levels for our executives were determined for each component of pay and for total pay on a size-adjusted basis, using regression analysis based on revenues. In the benchmarking analysis used to make pay decisions in early 2011, the median revenues of the proxy group and the Aon Hewitt group were $3.6 billion and $3.5 billion, respectively (as compared to Domtar revenues for that analysis of $5.5 billion).

The following chart lists the companies in each peer group. We believe there is appropriate consistency between the two peer groups, as two-thirds of the companies in the proxy group overlap with those in the Aon Hewitt group.

Company	Proxy Group	Aon Hewitt Group
ACCO Brands Corporation		X
Avery Dennison Corporation		X
Ball Corporation	X	X
Bemis Co. Inc.	X
Boise Cascade, LLC		X
Boise Inc.		X
Canfor Corporation	X	X
Cascades Inc.	X
Crown Holdings Inc.	X
Graham Packaging Co.	X
Graphic Packaging Corporation	X	X
Greif Inc.	X
International Paper Company	X	X
Kimberly-Clark Corporation	X	X
MeadWestvaco Corporation	X	X
NewPage Corporation		X
Owens-Illinois, Inc.	X	X
Packaging Corporation of America	X	X
Pactiv Corporation	X	X
Rayonier Inc.	X	X
Rock-Tenn Company	X
Sealed Air Corporation		X
Silgan Holdings	X
Solo Cup		X
Sonoco Products Company	X	X
Temple-Inland Inc.	X	X
Tupperware Corporation		X
West Fraser Timber	X	X
Weyerhaeuser Company	X	X

The proxy peer group was minimally revised for benchmarking conducted during 2011 to be used in making 2012 pay decisions. Because Pactiv Corporation was acquired in late 2010, Boise Inc. was added to the proxy peer group.

Direct Compensation Mix — at Target

The 2011 allocations of target total direct compensation opportunities among base salary, annual incentive and long-term incentive for our NEOs are shown in the tables below. These allocations reflect the shift of a portion of long-term incentive pay into short-term incentives that initially was adopted in 2009 and that we have continued because of its effectiveness in focusing our executives on achieving our short-term financial and operational objectives. They also reflect the greater emphasis on variable, performance-based compensation for our CEO and CFO than for our other NEOs due to their greater potential to impact the Corporation’s overall performance.

Position	Base Salary	Target Annual Incentive	Target Long- term Incentive Value	Target Total Direct Comp	% “Fixed”	% “Variable”
CEO	26%	34%	40%	100%	26%	74%
CFO	36%	36%	28%	100%	36%	64%
SVP, P&P Manufacturing	40%	40%	20%	100%	40%	60%
SVP, Sales & Marketing	40%	40%	20%	100%	40%	60%
SVP, Corporate Development	43%	35%	22%	100%	43%	57%

Changes for 2012.  In 2012, our NEOs did not receive salary increases, and their target annual incentive award percentages were held constant. Target long-term incentive award percentages were increased somewhat, but remain below market for all NEOs. The impact on overall pay mix was a slight shift between “fixed” pay (salary) and “variable” pay (target annual and long-term incentives) of under 2% for our CEO. For the other NEOs, the shift from fixed to variable pay ranged between 1% and 3%.

Base Salary

Every year, the HRC considers whether to grant merit increases and/or market-based adjustments to our executives. In so doing, it considers several factors:

•	Competitive market pay levels derived from our benchmarking analyses;

•	The executive’s performance throughout the year, and whether his or her duties changed during the year; and

•	The overall economic climate, and the Corporation’s performance.

Salary adjustments were made in early 2011 as shown below:

Position	2010	After 2011 Adjustment	Percent Change
CEO *	$1,030,000	$1,122,755	9%
CFO *	$500,000	$515,000	3%
SVP, P&P Manufacturing	$415,000	$427,450	3%
SVP, Sales & Marketing	$415,000	$427,450	3%
SVP, Corporate Development *	$410,000	$430,500	5%
* Paid in Canadian Dollars

Specific factors considered in determining each executive’s increase and resulting salary level included overall performance in the position and contribution to the Corporation’s strongly successful 2010 results, internal pay equity relative to other NEOs (for all except the CEO), growth in overall experience and competence, and overall alignment with market pay levels. Our CEO’s increase also was based on the HRC’s view of the Corporation’s strong results for 2010, which were driven in large part by the successful repositioning of company assets and progress toward executing our long-term growth strategy, as well as his low pay relative to market (as a relatively new CEO when he joined Domtar in early 2009). The increase for the SVP, Corporate Development reflected his individual performance as well as additional responsibilities relative to the expansion of our business and overall alignment with market pay levels.

As noted above, no salary adjustments were made for our NEOs for 2012.

Performance-Based Annual Bonuses

The Domtar Corporation AIP, our annual incentive plan, provides an incentive for our executives to focus on achieving specific annual financial and operating results. This plan plays a key role in ensuring that our total cash compensation opportunity remains competitive.

Target awards.  Each NEO has a target bonus award for the plan year, expressed as a percentage of the actual base salary paid to the NEO during that year. Target awards for each of our NEOs for 2011 are shown in the following chart, and were increased from 2010 percentage levels to emphasize how important it is for these executives to have a keen focus on achieving near-term business results.

Position	Target as Percent of Salary
CEO	130%
CFO	100%
SVP, P&P Manufacturing	100%
SVP, Sales & Marketing	100%
SVP, Corporate Development	81.25%

(In light of the emphasis on annual incentives in the overall pay mix, long-term incentive award opportunities have been established at levels that are below market median, to ensure that total compensation is set at the appropriate market level.)

Based on performance results achieved, actual awards earned can vary as a percent of target from a threshold of 0% (if performance is below threshold for all measures) to a maximum of 200%. Achieving results at the performance threshold for any measure will result in a payout equal to 30% of the target award allocated to that measure. Between performance levels, award payouts will be interpolated on a straight-line basis.

Performance measures.  The AIP measures results for “Key Performance Indicators” (“KPIs”) that are viewed as critical to positioning our business for the future. AIP performance measures are categorized as “fixed” and “floating”. The “fixed” measure categories of EBITDA, and Health and Safety will remain constant from year to year. The “floating” or variable measures will change from time to time based on the more immediate business challenges that should be emphasized in a particular year.

The measures selected for the 2011 AIP and the reasons they were chosen are outlined below:

•

“Fixed” measure — EBITDA: EBITDA, for purposes of the 2011 AIP, is defined as earnings before interest, taxes, depreciation and amortization, excluding closures and restructuring costs, gains and losses on asset dispositions, and other extraordinary items. It is considered as a leading indicator of our ability to successfully manage the business in the face of competitive challenges. Further, there would have been no payout if, as of December 31, 2011, the Corporation had been in default with respect to any covenants in its bank credit agreements.

•	“Fixed” measure — Health and Safety: Providing a safe working environment for our employees is critical to our business and ongoing success, as we believe that strong health and safety performance is correlated with efficient operations and manufacturing excellence. This metric focuses on the extent to which we reduce the number of occupational health and safety occurrences that are required to be reported to the U.S. Occupational Safety and Health Administration (OSHA), by location.

•

“Floating” measure — Inventory turns: This is a measure of how many times during a year we sell, or turn over, our inventory. It measures the speed at which we convert our inventory into sales and was selected as a plan measure because it is an important supply chain and investment metric.

•

“Floating” measure — Customer SQ Index: This is a new measure that was developed to focus on the quality and service experiences of distinct segments of our customer base, as measured by four specific items: (1) cost of quality per ton (justified claims cost per ton of paper sold), (2) number of claims per ton (justified claims), (3) percentage of orders completed on time (shipped on requested ship date), and (4) percentage of online orders in stock (available for shipment on date requested).

For all Management Committee members, performance measure weightings were revised to subject 10% of the target awards to the achievement of individual objectives related to each executive’s area of responsibility. Individual or “qualitative” goals for our NEOs fall within the following categories: execution on core business model, business line expansion, operational reorganization and development of organizational capabilities, asset-based strategic planning, pricing and cost control strategies, and succession planning. No specific weightings were assigned to any of these categories.

Performance goals and results achieved.  The following chart presents each KPI, its weighting, and the performance goals established at the beginning of 2011. Results achieved for each measure and the related payout earned as a percent of the target award allocated to that metric also are shown. Note that payouts are interpolated for performance between threshold and target, and between target and maximum.

Component *	Weight	Threshold	Target	Maximum	Actual	Payout as % of Target
EBITDA	45%	$0.802B	$0.943B	$1.084B	$1.088B	200%
Health and Safety	18%	1.30	1.28	1.26	1.36	0%
Inventory Turns	18%	9.0	9.5	10.0	10.27	200%
Customer SQ Index
• Cost of quality per ton	2.25%	$0.85	$0.78	$0.70	$0.84	40%
• Number of claims per 1,000 tons	2.25%	0.50	0.47	0.45	0.42	200%
• Percentage of orders completed on time	2.25%	94%	96%	98%	96.71%	135.5%
• Percentage of online orders in stock	2.25%	92%	94%	96%	96.07%	200%
Subtotal	90%					138.96%
Individual Objectives	10%	“Qualitative”	“Qualitative”	“Qualitative”		See below
Percentage of Target Award Payable		30%	100%	200%

The HRC reviewed the CEO’s performance against the individual or qualitative performance objectives noted above and concluded that his overall performance exceeded expectations. The HRC also reviewed the CEO’s recommendations regarding his assessment of the degree to which the other NEOs accomplished their individual or qualitative performance objectives as related to their areas of responsibility. As a result, the HRC approved the following payouts as a percent of target for the 10% individual performance component: CEO — 200%; CFO — 200%; SVP, Pulp & Paper Manufacturing — 155%; SVP, Sales & Marketing — 170%; and SVP, Corporate Development — 180%.

AIP awards for 2011 were paid out solely in cash rather than in a mixture of cash and stock as for 2010. The HRC approved this change for 2011 to more clearly delineate between the annual and long-term incentive programs, and in light of the adoption in 2011 of a revised long-term incentive program structure as well as stock ownership guidelines for the NEOs and other members of the Management Committee.

The following chart details the target and actual incentive awards earned by our NEOs for 2011:

Position	Salary	Target Award as % of Salary	Target Award ($)	Award Earned as % of Target	Total AIP Award Earned ($)
CEO*	$1,122,755	130%	$1,459,582	158.96%	$2,320,151
CFO*	$515,000	100%	$515,000	158.96%	$818,644
SVP, P&P Mfg	$427,450	100%	$427,450	154.46%	$660,239
SVP, Sales & Mktg	$427,450	100%	$427,450	155.96%	$666,651
SVP, Corporate Development*	$430,500	81.25%	$349,781	156.96%	$549,017
* Paid in Canadian Dollars

Bonus payouts are based on actual salary earnings during the year, rather than on the end of year salary rate.

Changes for 2012. As part of its ongoing discussion and review of the executive compensation program, the HRC approved several changes to the AIP for 2012. These include:

•	Elimination of the individual objectives category to reinforce the importance of accomplishing the financial and operating goals;

•	Replacement of the “floating” Inventory Turns metric with a measure focused on slush pulp production rates; and

•	Allocation of weightings to increase the emphasis on financial performance, as follows: EBITDA — 60%; Health and Safety — 20%; Customer SQ Index — 10%; and Slush Pulp Production — 10%.

  Target award percentages for our NEOs in 2012, however, remain unchanged from 2011 levels.

Long-Term Equity Incentives

Our long-term equity incentives are designed to achieve the following objectives:

•	Reward the achievement of long-term business objectives that benefit our stockholders;

•	Align the interests of our executives with those of stockholders; and

•	Retain a successful and proven management team.

Award mix.  As described in last year’s proxy statement, Domtar’s long-term incentive plan for senior employees (including the NEOs) uses a portfolio approach that includes (1) performance share units (“PSUs”) to link a significant portion of pay to long-term performance, and (2) tenure-based restricted stock unit awards (“RSUs”) to provide a retention incentive. The value of the overall long-term incentive opportunities was allocated 65% to PSUs and 35% to time-based RSUs to emphasize performance-based equity. This split was determined to be the most appropriate balance between compensation risk and potential rewards, given our program’s objectives, the commodity-cyclical nature of our industry, and the role of our NEOs within the organization.

Approximately 200 of our managers participate in our equity compensation program. Their grants for 2011 were generally made in the same format as those for our NEOs.

Overall target awards.  Target long-term equity values for 2011 awards of PSUs and RSUs to our NEOs (expressed as a percent of base salary) are presented in the following chart:

Position	Target Equity Award as % of Base Salary
CEO	150%
CFO	80%
SVP, P&P Manufacturing	52.5%
SVP, Sales & Marketing	52.5%
SVP, Corporate Development	50%

These awards remain below market median levels. This deliberate below-market competitive positioning partially offsets the greater emphasis that has been placed on the annual incentive component in our program.

We generally grant equity awards annually to all eligible employees in February or March, subsequent to review and approval by the HRC. On occasion, based on market information and/or transactions that are in process, we may be required to delay our equity grants accordingly.

Additional information regarding the terms of our PSU and RSU awards is provided in the narrative accompanying the Grants of Plan-Based Awards Table. The following paragraphs provide summary descriptions of each program.

Tenure-Based Restricted Stock Units.  RSUs awarded to our NEOs will “cliff” vest three years after grant, and will be settled in shares of common stock on the vesting date. Overlapping three-year RSUs with cliff vesting are expected to provide a sustained and meaningful incentive alignment with stockholders and help retain our key contributors through our sometimes volatile business cycles.

PSUs and Award Determination.  PSUs awarded to our NEOs in 2011 for performance periods from 2011 through 2013 will mature at the end of 2013 based on performance results achieved. Performance measures for the PSUs include relative Total Shareholder Return (“TSR”) and absolute Return on Invested Capital (“ROIC”) for our North American core business, each weighted at 50%. These two measures in combination are viewed as solid indicators of the degree to which we create value for our stockholders. The performance goals were set at levels that the HRC viewed as challenging when established.

At the beginning of the three-year cycle, goals for each metric will be set for each single year during the three-year measurement period, as well as on a cumulative basis for the entire three-year period. As with the prior grants, awards earned will be 0% when performance is below threshold, and then may range from 50% to 200% of target based on performance levels achieved. PSUs earned for the performance periods will vest in full at the end of the entire three-year period.

TSR Peer Group.  The peer group against which relative TSR will be measured was selected to ensure a close alignment with our business competitors in terms of both product mix and geographic scope. To allow for possible industry consolidation, the peer group will include the first 12 companies on the list below that remain publicly-traded as determined at the end of each of the measurement periods.

1.	Boise Inc.

2.	Glatfelter Corporation

3.	International Paper Co.

4.	MeadWestvaco Corporation

5.	Packaging Corp of America

6.	Sappi Ltd.

7.	Smurfit-Stone Container Corp.

8.	UPM-Kymenne Corp.

9.	Wausau Paper Corporation

10.	Buckeye Technologies Inc.

11.	Clearwater Paper Corporation

12.	Rock-Tenn Company

13.	Temple-Inland Inc.

14.	Kapstone Paper & Packaging Corporation

15.	Schweitzer-Mauduit International Inc.

16.	Sonoco Products Company

ROIC. The remaining 50% of the 2011 PSU awards may be earned based on the achievement of ROIC for our North American core business for each of the performance periods. For this purpose, ROIC is defined as Net Operating Profit Less Adjusted Taxes / Invested Capital:

•

Net Operating Profit Less Adjusted Taxes: Operating income (Loss), (per audited financial statements), net of a charge (benefit) for income taxes calculated at a standardized rate of 35%, and excluding Alternative Fuel Tax Credit, write-downs, impairments, and closures;

•	Invested Capital: Total Assets, minus Non Interest Bearing Current Liabilities (Non Interest Bearing Current Liabilities = Trade and other payables).

The following chart recaps the performance goals and measurement periods for the PSUs granted in 2011:

2011 PSU Design
50% Total Shareholder Return Domtar TSR Ranking in Peer Group		50% Absolute ROIC
Four Measurement Periods for Relative TSR 25% - 2011 25% - 2012 25% - 2013 25% - 2011 through 2013		Four Measurement Periods for Absolute ROIC 25% - 2011 25% - 2012 25% - 2013 25% - 2011 through 2013
Ranking	Banking/Vesting (as % of Target)	Performance	Banking/Vesting (as % of Target)
Top 3	200%	7.1%	200%
Median	100%	5.29%	100%
Above Bottom 3	50%	4.5%	50%

If Domtar’s TSR is either (1) above the median TSR but not included in the Top Three or (2) below the Median TSR but not one of the bottom three, linear interpolation between the performance levels will be used to determine what portion of the awards will vest.

2011 Grants — Performance Results for 2011 Measurement Period. Awards for the first of the four measurement periods were earned at 150% of target, in the aggregate. The following chart summarizes these results:

2011 Grant
Total Shareholder Return – 50%			Absolute ROIC – 50%
Performance Period and Weighting	Total Shareholder Return	% of Target Attained	Performance Period and Weighting	Absolute ROIC Results Achieved	% of Target Attained
25% - 2011	Median - 1.1%	100%	25% - 2011	9.0%	200%

TSR results.  Domtar’s TSR for 2011 of 1.1% was at the median of the 12 companies included in the peer group, which results in an award for this metric being earned at the target level. The peer group for measuring relative TSR results included the companies numbered 1 through 13 on the TSR Peer Group list, except that Smurfit Stone Container Corp. was excluded by operation of the plan. Smurfit was acquired by Rock-Tenn during 2011, and thus was not publicly-traded at the end of the year as is required by the plan.

ROIC results.  Domtar’s ROIC results for 2011 of 9.0% exceeded the maximum goal of 7.1%. This resulted in this portion of the award being earned at 200% of target.

Awards earned are banked until the end of 2013, the end of the three-year performance cycle. At that time, awards earned will vest and either be paid out in shares or, if a timely election is made, be deferred into deferred share units (“DSUs”), which pay out in Domtar stock at a later date.

Changes for 2012.  As part of its ongoing discussion and review of our executive compensation program, the HRC approved the following changes to our long-term equity incentive program for 2012:

•

Target awards as a percent of base salary for our NEOs were increased to further emphasize long-term equity incentives as a component of pay and improve overall market competitiveness. As a result, the CEO’s target total pay opportunity increased by 7%, and target pay opportunities for our other NEOs increased from 5% to 9%.

•	The definition of ROIC was expanded to encompass overall corporate results, in recognition of our business and geographic expansion.

As described in Items 3 and 4 included elsewhere in this proxy statement, we are asking stockholders to approve additional shares for use in our compensation programs, and to approve the performance measures used in our annual and long-term incentive plans to enable performance-based awards under those plans to qualify as tax-deductible compensation.

Stock Ownership Guidelines

The HRC approved the adoption of stock ownership guidelines to further align the interests of the Management Committee members with our stockholders.

Under the guidelines, our executives have a total of 5 years to reach the required ownership levels of 3x base salary for the CEO, and 2x base salary for others. In addition, until the required ownership levels have been reached, our executives are required to hold 50% of the net shares realized upon option exercise or vesting/earnout of either performance- or time-based awards.

To facilitate executives’ ability to reach their ownership guidelines, the HRC also has approved allowing executives to defer all or a portion of their earned incentive awards into DSUs.

Retirement Benefits

Domtar provides retirement benefits to attract and retain the highest caliber executive talent. We believe that offering these programs ensures our overall compensation is competitive, and provides our executives with a baseline level of financial security.

Domtar’s executive retirement program consists of the benefits described below.

Tax-qualified plans.  Messrs. Williams, Buron, and Loulou participate in the defined contribution option under the Domtar Pension Plan, a Canadian tax-qualified pension plan that covers all Canadian Domtar employees. Messrs. Edwards and Thomas participate in the Domtar U.S. Salaried 401(k) plan, a tax-qualified defined contribution plan available to all U.S. employees of Domtar. They also participate in the Domtar U.S. Salaried Pension Plan, a tax-qualified defined benefit cash balance plan that covers all U.S. Domtar employees hired on or before December 31, 2007.

Supplemental Executive Retirement Plans (“SERPs”) for Canadian and U.S. Executives.  The Corporation provides supplemental retirement benefits to certain of its officers and key employees, under two supplemental retirement plans (DC SERP and DB SERP). The SERP plans were designed to provide a competitive yet cost-effective retirement benefit over an executive’s career, and to provide consistency in employer-paid retirement plans for executives in Canada and the U.S. (to the degree possible, given differences in tax rules). Benefits under these plans and under other arrangements that are specific to Messrs. Williams and Buron are more fully described in the narrative accompanying the Pension Benefits Table that appears later in this proxy statement.

Health and Welfare Benefits

Domtar offers medical, dental, life, accidental death and dismemberment and long-term disability insurance coverage to all salaried employees through a flexible benefits program. We offer these programs for competitive reasons and because we believe that doing so enables our executives to more fully focus on the demands of running our business. Provisions applicable to our NEOs vary based on whether they are based in the U.S. or in Canada.

Executive Perquisites

The Corporation currently provides a limited number of perquisites to its NEOs and selected other executives (see footnote disclosure to the All Other Compensation column in the Summary Compensation Table that appears later in this proxy statement). These benefits provide flexibility to our executives and increase travel efficiencies (for the CEO), which in turn ensures more productive use of their time and a greater focus on Domtar-related activities. We do not provide tax gross-ups on any perquisites other than for relocation expenses that are taxable.

Related Policies and Considerations

Employment Agreements and Termination and Change in Control Protections

From time to time, the HRC believes it is in Domtar’s best interests to enter into employment agreements to attract talented executives to join our management team. The highly competitive nature of the relevant market for key leadership positions means we may be at a competitive disadvantage in trying to hire executives from outside our Corporation if we cannot offer them the type of protections typically included in such agreements.

In September 2008, in connection with his hiring offer, Mr. Williams entered into an employment agreement with Domtar to become President and Chief Executive Officer of the Corporation effective January 1, 2009. The agreement with Mr. Williams is described more fully in the section entitled “Employment Agreements and Potential Payments upon Termination or a Change in Control.”

Members of our Management Committee are eligible to participate in a severance policy intended to assure that they are treated fairly in the event their employment is terminated. Our severance program was revised by the HRC in 2011 to provide for cash severance in the event of a termination after a change in control that is more consistent with competitive U.S. market practices and includes 2 years’ base salary (regardless of tenure) as well as 2x target bonus. No tax gross-ups are provided in connection with a change in control.

Our Omnibus Incentive Plan provides limited change in control protections. Generally, except in the case of RSUs granted to retirement-eligible employees, awards do not vest on a change in control unless one of the following occurs: (1) the Board exercises its discretion to accelerate vesting, (2) an executive’s employment is terminated within a short period before or after the change in control; or (3) the transaction is of such a nature that no replacement awards will be granted. This “double trigger” feature prevents undue excess compensation upon a change in control, and aligns our program with current market trends. For tax reasons, RSUs for retirement-eligible employees vest under limited change in control events that result in cash payments to our stockholders.

The benefits provided under the arrangements and plans described above are detailed and quantified under the heading “Employment Agreements and Potential Payments upon Termination or a Change in Control” later in this proxy statement.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, certain executive compensation in excess of $1 million paid to a public corporation’s chief executive officer and the three other most highly-paid executive officers is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by stockholders. The Corporation’s stockholders have previously approved terms under which the Corporation’s annual and long-term performance incentive awards may qualify as performance-based.

The HRC intends to preserve the tax deductibility of compensation paid to our executive officers to the extent consistent with our overall program objectives and philosophy, but recognizes that doing so may not always be feasible. The Corporation expects that any foregone tax deductions from compensation not exempt from Section 162(m) provided to each of our NEOs will be modest.

Timing of Equity Grants

While the Corporation does not coordinate the timing of equity awards around the release of material non-public information, when there is material non-public information, it may delay grants until such time as the information is either public or no longer material.

Clawback

Any participant in our Omnibus Incentive Plan who knowingly or grossly negligently engages in financial reporting misconduct must disgorge to the Corporation all awards and gains from the exercise of options or stock appreciation rights in the twelve months prior to the date the misleading financial statements were issued, as well as any awards that vested based on the misleading financial statements. We have added provisions to our Omnibus Incentive Plan and Annual Incentive Plan proposed for shareholder approval in Items 3 and 4 elsewhere in this proxy statement to expand the clawback provisions to apply in circumstances beyond financial reporting misconduct.

Tally Sheets

During 2011, the HRC reviewed tally sheets for each of the NEOs that provided a comprehensive view of actual and contingent executive compensation payouts under a variety of scenarios. The HRC intends to review this information annually as it provides valuable background with respect to pay decisions.

REPORT OF THE HUMAN RESOURCES COMMITTEE

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management as required by Item 402(b) of Regulation S-K. Based on our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011.

Report submitted as of February 21, 2012 by:

THE HUMAN RESOURCES COMMITTEE:

Pamela B. Strobel, Chair

Michael R. Onustock

Denis Turcotte

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As of the date of this proxy statement, the Human Resources Committee consists of Ms. Strobel and Messrs. Onustock and Turcotte, all of whom are independent non-management directors. None of the Human Resources Committee members has served as an officer or employee of the Corporation, and none of the Corporation’s executive officers has served as a member of a compensation committee or board of directors of any other entity that has an executive officer serving as a member of the Corporation’s Board.

EXECUTIVE COMPENSATION

Summary Compensation Table and Narrative Disclosure

The table and footnotes below describe the total compensation paid or awarded to or earned by the following Named Executive Officers (“NEOs”):

•	John D. Williams (Domtar’s principal executive officer) for 2009, 2010 and 2011;

•	Daniel Buron (Domtar’s principal financial officer) for 2009, 2010 and 2011; and

•	the next three most highly compensated individuals who were serving as executive officers of Domtar on December 31, 2011, the last day of the fiscal year.

The components of the total compensation reported in the Summary Compensation Table are described below. For the description of the role of each component within the total compensation package, see the description under the heading “Compensation Discussion and Analysis” beginning on page 29 of this proxy statement.

Summary Compensation Table

Name and Principal Position	Year	Salary (2) ($)	Bonus ($)		Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (6) ($)		All Other Compensation (7) ($)	Total ($)
John D. Williams (1)	2011	1,137,786	—		2,534,854	—	2,328,039	234,612		528,440	6,763,731
President and Chief Executive Officer	2010	1,000,027	—		1,181,869	850,273	1,778,189	122,082	(10)	350,859	5,283,299
	2009	792,836	734,373	(9)	655,187	915,108	1,209,305	49,413	(10)	310,408	4,666,630

Daniel Buron (1)	2011	521,894	—		654,185	—	821,427	309,545		138,176	2,445,227
Senior Vice-President and Chief Financial Officer	2010	485,450	—		338,726	235,804	545,178	251,936	(10)	119,448	1,976,542
	2009	374,395	273,819	(8)	86,096	247,234	456,848	50,740	(10)	56,080	1,545,212

Michael Edwards	2011	427,210	—		386,976	—	660,239	55,412		114,972	1,644,809
Senior Vice-President Pulp and Paper Manufacturing	2010	414,308	—		234,169	140,708	405,061	62,928	(10)	104,287	1,361,461
	2009	384,231	301,870	(8)	65,092	185,434	374,625	48,627	(10)	44,682	1,404,561

Richard Thomas	2011	427,210	—		377,667	—	666,651	89,634		98,178	1,659,340
Senior Vice-President, Sales and Marketing	2010	414,154	—		221,809	140,708	375,056	49,151	(10)	89,539	1,290,417
	2009	373,846	300,030	(8)	63,000	180,912	337,500	19,517	(10)	44,460	1,319,265

Patrick Loulou (1)	2011	436,263	—		362,007	—	550,883	10,990		100,754	1,460,897
Senior Vice-President, Corporate Development

(1)	Amounts for salary and bonus paid in Canadian dollars and, for purposes of this table, converted to U.S. dollars at the spot exchange rate of date paid.

(2)	This column represents the base salary earned for the full year in 2011 for Mr. Loulou, and the salary for the full year in 2009, 2010 and 2011 for the others.

(3)	This column represents the aggregate grant date fair value of the restricted stock units (“RSUs”), the deferred share units (“DSUs”) and performance share units (“PSUs”) granted in the applicable year. For RSUs and DSUs, the fair value is calculated using the closing price of our stock on the date of the grant. For the PSUs granted in 2011, this column represents the grant date fair value based on the probable outcome of the performance conditions at the date of the grant. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 5 to the Corporation’s financial statements included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which are incorporated by reference herein, except that the amounts in this column are modified to exclude any forfeiture assumptions related to service-based vesting conditions. The amounts do not reflect the value actually realized or that ultimately may be realized by the NEOs. Assuming the highest performance conditions for the 2011 PSU awards, the grant date fair value would be: Mr. Williams—$2,646,733; Mr. Buron—$647,467; Mr. Thomas—$349,379; Mr. Edwards—$349,379; and Mr. Loulou—$338,229.

(4)	This column represents the grant date fair value of the options granted in the applicable prior years. No options were granted in 2011. Options are the right to purchase shares of Domtar common stock at a specified price, over a specified term (usually seven years) following the grant date.

(5)	This column represents the actual cash bonuses earned by Mr. Loulou for 2011 and by the other named executives for 2009, 2010 and 2011, under Domtar’s Annual Incentive Plan based on the performance level achieved. See “Performance-Based Annual Bonuses” in the CD&A for a discussion of the target performance levels.

(6)	This column represents the actuarial increase in the applicable year in the pension value of the defined benefit retirement plans in which each named executive participates. Domtar does not pay above market rates or preferential rates under its nonqualified deferred compensation plans.

(7)	Amounts shown in the “All Other Compensation” column include the following (for 2011 only):

Name	Company Contributions to Defined Contribution Plans (a) ($)	Company Paid Medical Exams ($)	Personal Use of Corporate Transportation (b) ($)	Company Paid Insurance Premiums (c) ($)	Financial Counseling ($)	Professional Dues ($)	Dividends (e) ($)	Cash Payout of Banked Vacations (f) ($)	Total ($)
John D. Williams (d)	321,774	1,177	119,235	53,580	1,850	—	30,824	—	528,440
Daniel Buron (d)	117,658	946	—	9,689	—	1,241	8,642	—	138,176
Michael Edwards	72,719	—	—	19,140	3,473	—	6,488	13,152	114,972
Richard Thomas	67,173	—	—	21,436	—	—	6,281	3,288	98,178
Patrick Loulou (d)	86,671	946	—	9,131	—	—	4,006	—	100,754

(a)	Company contributions were made to the Domtar U.S. Salaried 401(k) plan for Messrs. Edwards ($13,475), Thomas ($13,475) to the Domtar Pension Plan for Non-Negotiated Employees for Messrs. Williams ($11,619), Buron ($11,619) and Loulou ($11,619) and to the DC SERP for Designated Executives of Domtar for Messrs. Williams ($310,155), Buron ($106,038), Edwards ($59,244), Thomas ($53,698), and Loulou ($75,052).

(b)	Pursuant to his employment agreement, Mr. Williams is entitled to 24 hours per year of personal use of corporate aircraft. The amount includes personal use of corporate aircraft ($117,587 CAD) and automobile ($1,262 USD and $381 CAD) for Mr. Williams. Corporate aircraft charges are based on the incremental cost to Domtar less reimbursed costs (based on the cost of a first or business class ticket).

(c)	Represents the cost of company-paid health, welfare, disability, life, and accidental death and dismemberment insurance for the NEOs.

(d)	For purposes of this table, converted to U.S. dollars at the average prevailing spot exchange rate over the period January 1 to December 31, 2011.

(e)	The amounts in this column represent the grant date fair value of additional share units granted as dividend equivalents for fiscal 2011 on the RSUs and RSU Bonus awards granted prior to May 2010 and subsequent unvested DSUs, in accordance with the Omnibus Incentive Plan. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 5 to the Corporation’s financial statements included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which are incorporated by reference herein. These dividend equivalents were credited at the same time as dividends were paid to stockholders, i.e. on January 17, 2011, April 15, 2011, July 15, 2011 and October 17, 2011.

(f)	These amounts represent banked vacation cash payouts for Messrs. Edwards and Thomas.

(8)	These amounts represent the top up synergy cash payout for Messrs Buron, Edwards, and Thomas. For Mr. Buron, the amount was paid in Canadian dollars and for purposes of this table is converted to U.S. dollars at the spot exchange rate on the date paid.

(9)	This amount represents the guaranteed portion of Mr. Williams’ annual incentive plan for 2009 ($322,481) converted to U.S. dollars at spot exchange rate of December 31, 2009, as well as a signing bonus ($411,892) converted to U.S. dollars at the spot exchange rate of date paid.

(10)	These amounts reflect corrections to calculations for prior years.

Grants of Plan-Based Awards Table

During 2011, the NEOs received the following types of plan-based awards:

Annual Incentive Plan — Domtar’s AIP is an incentive plan based on achieving pre-established annual targets. For 2011, the award under the AIP was payable in cash (see “Compensation Discussion and Analysis — Performance-Based Annual Bonuses” earlier in this proxy statement). Performance goals may be based on a variety of metrics set forth in the plan. The HRC may determine that special one-time or extraordinary items, as determined in accordance with U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, should or should not be included in the calculation of such measures.

For each plan year, a specified percentage of each bonus award is based upon each of the performance objectives selected by the HRC for that plan year. For each of the performance objectives that is met, a corresponding portion of the bonus award is paid. Each performance objective has an associated threshold level that must be achieved for any of the bonus award associated with such objective to be paid. The maximum bonus award that could be paid under the plan framework to a NEO for any plan year is $5 million. The HRC may, in its sole discretion, reduce or eliminate the amount otherwise payable to a participant under the AIP. There is no payment under the plan for performance that does not meet the threshold level.

Omnibus Incentive Plan — The following equity awards were granted to NEOs in 2011 under the Omnibus Incentive Plan:

RSUs — These awards were granted on February 22, 2011 under our Omnibus Incentive Plan. RSUs vest on February 22, 2014, generally subject to the executive remaining employed on the vesting date.

PSUs — These awards were granted on February 22, 2011 under our Omnibus Incentive Plan. PSUs granted to the named executive officers vest, generally subject to the executive remaining employed through the end of 2013, based on the achievement of relative TSR and ROIC targets for performance periods from 2011 through 2013, each weighted at 50%. See the description under the heading “Components of Executive Compensation — PSUs and Award Determination” in the CD&A for additional information about these awards.

Grants of Plan-Based Awards Table

Name	Grant Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)						Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock and Option Awards (4) ($)
			Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
John D. Williams	AIP		430,562	(5)	1,435,206	(5)	2,870,413	(5)
	RSUs	2/22/2011										7,669	660,991
	PSUs	2/22/2011							7,121	14,242	28,484		1,323,367
	RSU Bonus	2/22/2011										6,387	550,496

Daniel Buron	AIP		151,920	(5)	506,400	(5)	1,012,799	(5)
	RSUs	2/22/2011										1,876	161,692
	PSUs	2/22/2011							1,742	3,484	6,968		323,733
	RSU Bonus	2/22/2011										1,958	168,760

Michael Edwards	AIP		128,235		427,450		854,900
	RSUs	2/22/2011										1,013	87,310
	PSUs	2/22/2011							940	1,880	3,760		174,690
	RSU Bonus	2/22/2011										1,450	124,976

Richard Thomas	AIP		128,235		427,450		854,900
	RSUs	2/22/2011										1,013	87,310
	PSUs	2/22/2011							940	1,880	3,760		174,690
	RSU Bonus	2/22/2011										1,342	115,667

Patrick Loulou	AIP		103,182	(5)	343,940	(5)	687,880	(5)
	RSUs	2/22/2011										980	84,466
	PSUs	2/22/2011							910	1,820	3,640		169,114
	RSU Bonus	2/22/2011										1,258	108,427

(1)	These columns consist of awards under the AIP for 2011. The “Threshold” column represents the minimum amount payable when threshold performance is met. The “Target” column represents the amount payable if the specified performance targets are reached. The “Maximum” column represents the maximum payment possible under the plan (see “Performance-Based Annual Bonuses” in the CD&A for a discussion of the target/maximum performance levels and individual performance achievement percentages). See the “Summary Compensation Table” for actual cash amounts paid under the Annual Incentive Plan for 2011.

(2)	These columns contain the PSU grant that represents the number of shares under the Omnibus Incentive Plan that will vest on December 31, 2013 if and to the extent the performance goals are achieved. The awards will be measured in four performance periods: January 1 — December 31, 2011, January 1 — December 31, 2012, January 1 — December 31, 2013 and January 1, 2011 — December 31, 2013. The “Threshold” column represents the minimum number of shares payable if threshold performance is met during all four performance periods. If performance is at or below the threshold performance, no shares will be paid. The “Target” column represents the number of shares payable if 100% of the performance targets are met during all four performance periods. The “Maximum” column represents the number of shares payable if performance meets or exceeds the maximum performance target during all four performance periods.

(3)	This column contains RSU grants, including those RSUs granted for performance above target under the 2010 AIP (the “RSU Bonus” grants). The RSUs represent the number of shares under the Omnibus Incentive Plan that will vest on February 22, 2014. The RSU Bonus represents shares that vested or will vest in equal installments on February 22, 2012, February 22, 2013 and February 22, 2014.

(4)	Represents the grant date fair value in accordance with FASB ASC Topic 718, but excludes any forfeiture assumptions related to service-based vesting conditions, as prescribed by SEC rules. See footnotes 3 and 4 to the Summary Compensation Table.

(5)	For purposes of this table, threshold, target and maximum bonus estimates for Messrs. Williams, Buron and Loulou were calculated based on a converted U.S. salary using the spot exchange rate of December 31, 2011.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information concerning outstanding equity awards for each NEO at the end of fiscal year 2011, which included options, RSUs, PSUs and DSUs. Amounts in the table are based on the price per share of Domtar’s common stock of $79.96, the closing market price on December 31, 2011.

Number of Securities Underlying Unexercised Options (#) Exercisable — This column represents options for which the service requirements have been fulfilled and performance targets, if any, have been achieved.

Number of Securities Underlying Unexercised Options (#) Unexercisable — This column represents options for which the service requirements have been fulfilled, but the performance targets have not been achieved.

Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) — This column represents options that will vest if and to the extent that service requirements and predetermined performance targets, if any, are achieved.

Number of Shares or Units of Stock That Have Not Vested (#) — This column represents RSUs that will vest if service requirements are fulfilled and PSUs for which performance goals have been achieved but which were not vested as of December 31, 2011.

Market Value of Shares Or Units of Stock That Have Not Vested ($) — This column represents the market value of RSUs that will vest if service requirements are fulfilled and PSUs for which performance goals have been achieved but which were not vested as of December 31, 2011.

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) — This column represents PSUs that will vest if and to the extent predetermined performance targets are achieved. For PSUs for which the performance period runs from 2011 through 2013, the number of outstanding PSUs has been calculated based on the assumption that the “maximum” performance level will be achieved. For PSUs for which the performance period is 2012 or 2013, the number has been calculated based on the assumption that the “target” performance level will be achieved.

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) — This column represents the market value of the unvested and unearned PSUs that will vest if and to the extent predetermined performance targets are achieved. For PSUs for which the performance period runs from 2011 through 2013, the market value has been calculated based on the assumption that the “maximum” performance level will be achieved. For PSUs for which the performance period is 2012 or 2013, the market value has been calculated based on the assumption that the “target” performance level will be achieved.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares Or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John D. Williams									60,915	4,870,763	14,242	1,138,790
PSO 2009	—		—		16,861	(6)	12.60	8-Apr-16
NQ 2009	—		—		16,861	(7)	12.60	8-Apr-16
PSO 2010	—		—		13,174	(6)	66.81	10-May-17
Total	—		—		46,896				60,915	4,870,763	14,242	1,138,790
Daniel Buron									16,569	1,324,857	3,484	278,581
2002	545	(3)	—		—		102.24	5-Feb-12
2003	156	(4)	—		466	(4)	102.24	4-Feb-13
2004	170	(5)	—		510	(5)	102.24	3-Feb-14
2007	—		3,150	(6)	—		127.68	27-Feb-14
2008	4,491	(6)	—		—		80.52	19-Feb-15
PSO 2009	—		—		4,555	(6)	12.60	8-Apr-16
NQ 2009	—		—		4,555	(7)	12.60	8-Apr-16
PSO 2010	—		—		3,654	(6)	66.81	10-May-17
Total	5,362		3,150		13,740				16,569	1,324,857	3,484	278,581
Michael Edwards									11,431	914,023	1,880	150,325
2007	—		2,066	(6)	—		127.68	27-Feb-14
2008	2,775	(6)	—		—		80.52	19-Feb-15
PSO 2009	—		—		3,417	(6)	12.60	8-Apr-16
NQ 2009	—		—		3,417	(7)	12.60	8-Apr-16
PSO 2010	1,089	(6)	—		2,181	(6)	66.81	10-May-17
Total	3,864		2,066		9,015				11,431	914,023	1,880	150,325
Richard Thomas									11,026	881,639	1,880	150,325
2007	—		2,058	(6)	—		127.68	27-Feb-14
2008	2,700	(6)	—		—		80.52	19-Feb-15
PSO 2009	—		—		3,334	(6)	12.60	8-Apr-16
NQ 2009	—		—		3,334	(7)	12.60	8-Apr-16
PSO 2010	1,089	(6)	—		2,181	(6)	66.81	10-May-17
Total	3,789		2,058		8,849				11,026	881,639	1,880	150,325
Patrick Loulou									8,621	689,335	1,820	145,527
2007	—		1,516	(6)	—		127.68	27-Feb-14
2008	2,100	(6)	—		—		80.52	19-Feb-15
PSO 2009	—		—		2,139	(6)	12.60	8-Apr-16
NQ 2009	—		—		2,139	(7)	12.60	8-Apr-16
PSO 2010	—		—		1,654	(6)	66.81	10-May-17
Total	2,100		1,516		5,932				8,621	689,335	1,820	145,527

(1)	Includes banked, but unvested PSUs granted 2/22/2011 that will vest 12/31/2013 subject to continued employment.

(2)	Includes unvested PSUs granted 2/22/2011 that will vest 12/31/2013 subject to performance and continued employment.

(3)	Options vested in approximately equal installments on the first four anniversaries of the grant date and are currently fully vested.

(4)	The options vest in approximately equal annual installments on the first four anniversaries of the grant date if performance conditions are satisfied, or such later anniversary date as the performance condition is satisfied. The options were granted on February 4, 2003. As of December 31, 2011, only twenty-five percent have vested based on performance.

(5)	The options vest in approximately equal annual installments on the first four anniversaries of the grant date if performance conditions are satisfied, or such later anniversary date as the performance condition is satisfied. The options were granted on February 3, 2004. As of December 31, 2011, only twenty-five percent have vested based on performance.

(6)	Options vest over three years in equal annual installments on the first three anniversaries of the grant date but do not become exercisable until performance vesting criteria have been fulfilled. Under the performance vesting criteria, no portion of the option may be exercised unless and until the trading price of Domtar’s common stock has reached or exceeded 120% of the exercise price for 20 consecutive days. If the performance vesting criteria has been fulfilled, the options may be exercised to the extent the options have vested under the time vesting criteria as of the date of exercise. The options that expire on February 27, 2014 were granted on June 27, 2007. The options that expire on February 19, 2015 were granted on February 20, 2008. The options that expire on April 8, 2016 were granted on April 8, 2009. The options that expire on May 10, 2017 were granted on May 10, 2010.

(7)	Options vest over three years in equal annual installments, no performance condition to be satisfied prior to exercise. The options that expire on April 8, 2016 were granted on April 8, 2009.

Option Exercises and Stock Vested Table

The table below provides information on the NEOs’ stock awards that vested and stock options that were exercised by our NEOs in 2011. Amounts in the following table reflect RSUs granted as part of the 2008 grant that vested in 2011, one-third of the 2010 RSU Bonus grant that vested in 2011, and one-third of deferred share units granted to Mr. Williams when he became our CEO that vested in 2011 and any related dividend equivalent units associated with these awards that vested in 2011.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
John D. Williams	40,308	3,260,213	11,635	(1)	1,025,998	(1)
Daniel Buron	13,354	942,260	2,103		202,392
Michael Edwards	6,834	598,360	1,442		140,044
Richard Thomas	13,332	1,055,080	1,362		131,874
Patrick Loulou	5,104	424,535	1,194		116,715

(1)	Settlement of Mr. Williams’ 8,889 deferred share units and related dividend equivalent units that vested in 2011 with a value realized on vesting of $750,037 is deferred until after termination of his employment as described below under “Nonqualified Deferred Compensation.”

Pension Benefits

The following narrative and tables provide information on the defined benefit retirement plans in which the NEOs participate. The following table illustrates the actuarial present value as of December 31, 2011 of benefits accumulated by the NEOs under Domtar’s defined benefit pension plans and arrangements using the methodology required by the SEC pursuant to the U.S. Generally Accepted Accounting Standards at the earliest unreduced retirement age under the plan.

For purposes of all of the pension plans described in this section, “pay” includes base salary and annual cash bonuses (up to the lesser of 50% of previous year salary or 100% of target bonus for the DB SERP for Management Committee Members of Domtar).

Our NEOs in Canada, Messrs. Williams, Buron and Loulou, participate in the Domtar Pension Plan for Non-Negotiated Employees. The Domtar Pension Plan for Non-Negotiated Employees is registered with the Canadian federal and provincial authorities. It has two options: a defined benefit option and a defined contribution option. Participation in the Domtar Pension Plan for Non-Negotiated Employees is mandatory for all employees hired after January 1, 1998. Since that date, employees may only join the defined contribution option. Employees must join the plan no later than the first day of January following completion of two years of continuous service with the Corporation. Messrs. Williams, Buron and Loulou participate in the defined contribution option under the Domtar Pension Plan for Non-Negotiated Employees.

Under the defined contribution option, the Domtar Pension Plan for Non-Negotiated Employees is funded by the Corporation and by employee contributions. The level of contributions varies from 1.0% to 6.5% of pay depending upon the employee’s election and upon the sum of the employee’s age and years of service. The

Corporation matches employee contributions at 100%. Total employee and employer contributions are subject to the limits of the Income Tax Act. Upon termination of employment, the employee is entitled to transfer his account balance in a locked-in retirement vehicle. Company contributions are immediately fully vested in the employee.

Messrs. Edwards and Thomas participate in the Domtar U.S. Salaried Pension Plan. The Domtar U.S. Salaried Pension Plan is a cash balance plan entirely funded by the Corporation. Participation in the plan was frozen at December 31, 2007. Under the Domtar U.S. Salaried Pension Plan, a percentage of the employee’s pay is credited to his account each year, based on his age. In addition, the employee’s account is credited with an annual rate of interest based on 30-year Treasury Constant Maturities rate published by the Federal Reserve Board. Benefits are fully vested in the employee after three years of service. Upon termination of employment, the account of the employee is converted into a pension using factors specified in the plan. The employee may instead elect a lump sum payment corresponding to the present value of the pension.

Messrs. Edwards and Thomas also participate in the Domtar U.S. Salaried 401(k) Plan. Since January 1, 2008, every new employee is automatically enrolled in the Domtar U.S. Salaried 401(k) Plan upon hire. The Corporation contributes an amount between 4% and 6% of pay depending on the member’s age and matches 100% of employee contributions up to 5.5% of pay. Employees that participate in the Domtar U.S. Salaried Pension Plan only receive the Corporation match on their contribution up to 5.5% of pay. The member’s account is also credited with earnings, at a rate determined in accordance with the investment election made by the employee. The employee can modify his election at any time. Upon termination of employment, the employee is entitled to his account balance in a lump sum payment. Company contributions to the Domtar U.S. Salaried 401(k) Plan are immediately and fully vested in the employee.

Effective in 2007, the Corporation implemented two supplemental pension benefit plans for designated executives. Messrs. Williams, Buron, Edwards, Thomas and Loulou all participate in these supplemental programs. The DB SERP for Management Committee Members of Domtar is a defined benefit plan, while the DC SERP for Designated Executives of Domtar is a defined contribution plan, described under the heading “Nonqualified Deferred Compensation”. Benefits under the DB SERP for Management Committee Members of Domtar are granted only to members of the Management Committee and are entirely paid for by the Corporation. The annual pension payable is equal to 2% of the executive’s best average earnings for each year of credited service as a member of the Management Committee less an offset based on the annual lifetime pension to which the executive is entitled under the Domtar Pension Plan for Non-Negotiated Employees (for participants employed in Canada) or the Domtar U.S. Salaried Pension Plan and the Domtar U.S. Salaried 401(k) Plan (for participants employed in the U.S.), and the participant’s benefit under the DC SERP for Designated Executives of Domtar, with respect to that service. For purposes of the DB SERP for Management Committee Members of Domtar, “earnings” includes base salary and annual cash bonuses up to the lesser of 50% of previous year salary or 100% of target bonus.

For Canadian executives, the portion of the offset attributable to the Domtar Pension Plan for Non-Negotiated Employees is determined based on the assumption that the executive has elected to contribute to the defined contribution option of the plan at the maximum allowable rate. For U.S. executives, the portion of the offset attributable to the Domtar U.S. Salaried 401(k) Plan is determined based on the assumption that the executive has elected to contribute to the Domtar U.S. Salaried 401(k) Plan at the maximum allowable rate. Normal retirement age is 65 under the DB SERP. Executives may retire as early as age 55 and are eligible for an unreduced pension at age 62 provided they have completed two years of service as a member of the Management Committee (age 60 for Mr. Buron), with a 0.5% reduction for each calendar month that retirement precedes age 62 (a 0.25% reduction for each month that retirement precedes age 60 for Mr. Buron).

For a Canadian executive, the pension is payable for life and guaranteed for a minimum of five years. Other forms of payment are available on an actuarially equivalent basis. For a U.S. executive, the present value of the benefits will be paid in a lump sum upon retirement instead of a pension. Benefits are fully vested in the member after 2 years of membership in the plan. If an executive dies before commencement of his pension payments, a single lump sum payment equal to the actuarial equivalent of the benefits to which he would have been entitled had his or her employment terminated for a reason other than death on the date of his death will be paid to his beneficiary or estate. A participant will continue to accrue credited service in the DB SERP if he or she is considered “disabled” under the Domtar Pension Plan for Non-Negotiated Employees (for participants employed in Canada). Benefits under the DB SERP will only be paid upon a disabled participant’s actual termination of employment. Benefits for a Canadian member of the Management Committee under the DB SERP are generally funded when a member is between ages 60 and normal retirement age (currently age 65). Such funding is maintained through retirement only if the member actually retires at age 65 or above; otherwise, amounts set aside for the member revert to the Corporation. In the event of termination within 12 months of a change of control, the member’s interest in the assets set aside vest. Otherwise, members will receive their benefits out of the general funds of the Corporation.

Mr. Williams

The Corporation has entered into an agreement with Mr. Williams providing that, for purposes of his annual retirement benefit under the DB SERP for Management Committee Members of Domtar, he will earn an additional two months of credited service for each 12 months of actual service, up to a maximum of 12 months of additional credited service.

Mr. Buron

Mr. Buron is also eligible to receive benefits under the legacy Supplementary Pension Plan for Designated Managers of Domtar Inc. with respect to his service prior to becoming a member of the Management Committee of Domtar Inc. in 2004. This plan provides for the same benefit as under the defined benefit option of the Domtar Pension Plan for Non-Negotiated Employees (described below), but without taking into account any limits under the income tax legislation, reduced by the amount of the benefit that would have been payable under the DB option of the Domtar Pension Plan for Non-Negotiated Employees for the same service. These benefits are not vested before age 55 and are fully vested after that age. Mr. Buron is eligible for benefits under the DB SERP for service since his appointment to the Management Committee in 2004, in replacement of the benefits accrued by Mr. Buron under the Supplementary Pension Plan for Senior Management Employees (“SPP”) which he had joined in 2004. Because benefits under the DB SERP replaced the benefit accrued by Mr. Buron under that plan, Mr. Buron’s accrued pension under the DB SERP in respect of credited service prior to the time Mr. Buron began participating in the DB SERP will not be less than what he otherwise would have accrued under the SPP, based on earnings and Management Committee service up to that date.

Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefits (1) ($)	Payments During Last Fiscal Year ($)
John D. Williams (3)	DB SERP for Management Committee Members of Domtar	3.50	(2)	414,183	—

Daniel Buron (3)	Supplementary Pension Plan for Designated Managers of Domtar Inc.	3.92		362,583	—
	DB SERP for Management Committee Members of Domtar	7.67	(4)	348,178	—

Michael Edwards	U.S. Salaried Pension Plan	4.83		121,219	—
	DB SERP for Management Committee Members of Domtar	4.83		143,435	—

Richard Thomas	U.S. Salaried Pension Plan	4.83		117,276	—
	DB SERP for Management Committee Members of Domtar	4.83		91,523	—

Patrick Loulou (3)	DB SERP for Management Committee Members of Domtar	4.83		10,990	—

(1)	The Present Value of Accumulated Benefits has been calculated on the following basis:

a.	Best average earnings and credited service as of December 31, 2011 have been used.

b.	Retirement is assumed to occur at age 62 (age 60 for Mr. Buron), the earliest age that qualifies for an unreduced pension under the DB SERP.

c.	Assumptions used correspond to those used for the purposes of determining the accrued benefit obligations on December 31, 2011 of the defined benefit plans for the financial statements of the Corporation (namely, a discount rate of 5.0% for Canadian executives and 4.60% for U.S. executives), except that no mortality or termination of employment before retirement was assumed.

(2)	Mr. Williams has an agreement whereby two additional months per year of credited service are recognized in the DB SERP.

(3)	Dollar amounts converted to U.S. dollars at the average prevailing spot exchange rate over the period January 1st to December 31, 2011.

(4)	Years of credited service are retroactive to the date in 2004 when Mr. Buron became a member of the Management Committee of Domtar Inc. Upon his appointment as a member of the Management Committee Mr. Buron became a participant in the Supplementary Pension Plan for Senior Management Employees. Benefits under the DB SERP replace the benefit accrued by Mr. Buron under the Supplementary Pension Plan for Senior Management Employees.

Nonqualified Deferred Compensation

The following narrative and table provide information on the nonqualified deferred compensation plans in which our NEOs participate. The following table shows the 2011 account activity for each NEO and includes each executive’s contributions, company contributions, earnings, distributions and the aggregate balance of his total deferral account as of December 31, 2011. The aggregate balance includes the total personal contributions made (and not withdrawn) by each executive and the contributions made by the Corporation and predecessor companies over the career of each executive.

In 2007, the Corporation implemented the DC SERP for Designated Executives of Domtar, a nonqualified supplemental pension plan for certain executives, intended to provide designated executives (other than those covered under an individual supplemental retirement arrangement or a grandfathered arrangement) with retirement benefits in excess of benefits that may be payable in accordance with the Domtar Pension Plan for Non-Negotiated Employees (for participants employed in Canada), or the Domtar U.S. Salaried Pension Plan or the Domtar U.S. Salaried 401(k) Plan (for participants employed in the U.S.). Messrs. Williams, Buron, Edwards, Thomas and Loulou participate in this plan, which consists of a nonqualified notional defined contribution pension plan entirely paid for by the Corporation. Each year, Canadian executives’ accounts are credited with an amount equal to 11% of pay, less the value of the benefit provided by the employer contributions under the Domtar Pension Plan for Non-Negotiated Employees, calculated based on the assumption that the executive has elected to contribute to the defined contribution option of the plan at the maximum allowable rate. For a U.S. executive, the contribution formula is the same as under the Domtar U.S. Salaried 401(k) Plan for a participant the same age and not participating in the Domtar U.S. Salaried Pension Plan, without taking into account any tax limit applicable to tax qualified plans, less the employer contribution to the Domtar U.S. Salaried Pension Plan and the Domtar U.S. Salaried 401(k) Plan, calculated based on the assumption that the executive has elected to contribute to the Domtar U.S. Salaried 401(k) Plan at the maximum allowable rate. The member’s account is credited with a notional market-based investment return. Company contributions are fully vested in the employee after 2 years of service in an eligible salary grade. A participant will continue to accrue benefits if he or she is considered “disabled” under the Domtar Pension Plan for Non-Negotiated Employees (for participants employed in Canada), or the Domtar U.S. Salaried Pension Plan or the Domtar U.S. Salaried 401(k) Plan (for participants employed in the U.S.). Benefits under the DC SERP will only be paid upon a disabled participant’s actual termination of employment. Upon death, retirement after vesting or vested termination of employment, the accumulated account balance is paid in a lump sum to the executive. A Canadian executive who retires after age 55 would also have the option to receive his benefits over a 10-year period.

For purposes of the DC SERP for Designated Executives of Domtar, “pay” includes base salary and annual cash bonuses.

Mr. Williams also holds vested DSUs granted under the Omnibus Incentive Plan that will be payable upon his termination of employment.

Messrs. Buron, Edwards, and Thomas held PCRSUs that vested as of December 31, 2010 based on performance through such date but which were not payable until after December 31, 2010. These awards were reflected in the “Option Exercises and Stock Vested Table” last year and in the table below this year in the “Aggregate Withdrawals/Distributions” column.

Nonqualified Deferred Compensation Table

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY (1) ($)	Aggregate Earnings in Last FY (4) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (3) ($)
John D. Williams (2)	DC SERP	—	310,155	(8,849)	—	677,852
	Omnibus Incentive Plan	—	750,037	70,410	—	2,181,786

Daniel Buron (2)	DC SERP	—	106,038	(6,730)	—	385,709
	Omnibus Incentive Plan	—	—	38,152	320,190	—

Michael Edwards	DC SERP	—	59,244	7,891	—	180,512
	Omnibus Incentive Plan	—	—	23,530	197,475	—

Richard Thomas	DC SERP	—	53,698	7,327	—	166,301
	Omnibus Incentive Plan	—	—	22,976	192,823	—

Patrick Loulou (2)	DC SERP	—	75,052	(4,837)	—	276,004
	Omnibus Incentive Plan	—	—	17,921	150,404	—

(1)	The amounts with respect to the DC SERP are included in the “All Other Compensation” column of the “Summary Compensation Table”, and $111,997 of the amounts with respect to the Omnibus Incentive Plan with respect to Mr. Williams, was reported in the Summary Compensation Table in prior years.

(2)	Amounts converted to U.S. dollars at the average prevailing spot exchange rate over the service period January 1st to December 31st, 2011.

(3)	The following amounts were reported in the Corporation’s Summary Compensation Table for previous years: with respect to Mr. Williams, $270,233 of the amounts with respect to the DC SERP and $335,992 of the amounts with respect to the Omnibus Incentive Plan; with respect to Mr. Buron, $ 93,536 of the amounts with respect to the DC SERP, with respect to Mr. Edwards, $54,260 of the amounts with respect to the DC SERP and, with respect to Mr. Thomas, $ 48,131 of the amounts with respect to the DC SERP.

(4)	Amounts with respect to the Omnibus Incentive Plan reflect increase (decrease) in value of vested PCRSUs and DSUs, as well as dividend equivalents accrued with respect to the DSUs.

The Corporation does not consider RSUs and PSUs that are reflected under “Outstanding Equity Awards at Fiscal Year-End Table” above to be deferred compensation and has not included them in the above table.

Employment Agreements and Potential Payments Upon Termination or a Change in Control

Severance Benefits

Under the terms of his employment agreement, upon a termination of Mr. Williams’ employment by the Corporation for reasons other than death or cause (as defined in the agreement) or his breach of certain obligations in his employment agreement and other term of his employment agreement, Mr. Williams will be entitled to receive: a severance allowance of 24 months of his base salary in effect at the time of termination; a pro-rated portion of his annual bonus under the AIP for the year in which his employment is terminated, based on achievement of the applicable performance criteria; if such termination occurs after the end of a calendar year, any earned but unpaid bonus under the AIP; and for each calendar year during the severance period, a payment equal to the average of the bonus payments received by Mr. Williams under the AIP for the two years immediately preceding the year of his termination pro-rated for the number of days in the AIP performance period represented by the severance period; continued coverage under the Corporation’s health insurance policies during the severance period; continued vesting of his unvested equity awards as if he had remained employed through the duration of the severance period; continued accrual of service credit under the DB SERP for the duration of the severance period; and any additional payments or benefits provided under the Domtar Severance Program, the Domtar North American Assignment Policy and other Domtar policies that are not set forth in Mr. Williams’ agreement.

Under Domtar’s severance policy applicable to members of its Management Committee, our NEOs (other than the CEO) would be entitled to up to 24 months’ salary payable in a lump sum upon a termination of employment by the Corporation for reasons other than cause, with benefit levels that vary based on service. Severance is equal to one year’s base salary regardless of service as a member of the Management Committee, with three additional months’ salary paid for each full year of service on the Management Committee, up to a maximum of 24 months base salary. Messrs. Williams, Buron, Edwards, Thomas and Loulou would be entitled to 24 months’ salary. The executives would also be entitled to continued health benefits for the severance period, except if the executive’s benefits are subject to taxation in the United States, in which case the health insurance policies maintained by the Corporation will remain in effect until the earlier to occur of the last day of the severance period and the 18-month anniversary of the date the executive’s separation from service. The executives will also be entitled to outplacement services.

Our severance policy for members of our Management Committee was revised in 2011 to provide for cash severance in the event one of the covered executives’ employment is involuntarily terminated without cause or the executive voluntarily terminates his employment for good reason within 3 months prior to or 24 months following a change in control of the Corporation. Under the revised severance policy, each of Messrs. Buron, Edwards, Thomas and Loulou would be entitled to cash severance equal to 24 months’ salary plus two times his target bonus as of the date of termination or, if greater, the date of the change in control.

Other Post-Employment Benefits.  Mr. Williams is eligible, if his termination is due to disability, for monthly disability payments during the severance period, reduced by an amount equal to his monthly base salary rate in effect at the time of termination, but in no month shall the reduction exceed the amount of the disability payment. If Mr. Williams remains disabled at the end of the severance period, he shall be entitled to disability payments under the Corporation’s disability policies, as amended from time to time, as if his disability had first occurred immediately prior to the end of the severance period.

In the event of death, an amount equal to 2.5 times base salary in the year of the death is payable to the beneficiaries of Canadian executives pursuant to the life insurance program offered under the Corporation’s flexible benefit program option available to senior Canadian executives. In the event of the death of a U.S. executive, the beneficiary will receive a payment equal to the calculated amount of the life insurance based on the basic annual salary of the executive in the year of his or her death pursuant to the US Executive Life plan and using the following table:

Age	Multiplier
Under 45	5 times
45 to 49	4 times
50 to 54	3 times
55 or over	2 times

Messrs. Williams, Buron, Edwards, Thomas and Loulou are fully vested in the supplemental pension benefits under the DB SERP for Management Committee Members of Domtar and under the DC SERP for Designated Executives of Domtar. They will receive benefits under these plans in the event of their death or if their employment were terminated involuntarily.

Change in Control Protections.  The Corporation does not have change in control agreements with its employees. Under our Omnibus Incentive Plan, upon a change in control, unless otherwise determined by the HRC, a participant’s awards will be replaced with awards of the acquiring Corporation having the same or better terms. If there is a change in control and a participant’s employment is terminated for business reasons in the three months prior to or twenty-four months after the change in control, his or her time-based awards will fully vest and performance-based awards will vest to the extent the applicable performance goals have been achieved as of the date of the change in control or the end of the fiscal quarter immediately prior to the date of termination, whichever date on which the achievement is greater.

If replacement awards are not available, unless the HRC determines otherwise, all time-based awards fully vest and performance-based awards vest to the extent the performance goals related to the award have been achieved as of the date of the change in control. Alternatively, the Committee may determine that vested awards will be canceled in exchange for a cash payment (or other form of change in control consideration) based on the value of the change in control payment and that unvested awards will be forfeited. The Board may also accelerate the vesting of any or all awards upon a change in control.

For the purposes of the Omnibus Incentive Plan, a “change in control” is defined as an acquisition by a third party of 50% or more of the Corporation’s common stock, a change in the composition of a majority of our Board of Directors due to a proxy contest or tender or exchange offer, or a merger, reorganization or similar transaction (including a sale of substantially all assets) where the Corporation’s historical stockholders do not control at least a majority of the surviving entity. Awards subject to Section 409A of the Code will vest and be settled upon more narrowly defined change in control events, and in all other change in control events will be replaced by awards of the acquirer (or, where replacement awards are not available, a right to an equivalent cash payment).

Under the plans governing equity awards granted in exchange for legacy Domtar Inc. and Weyerhaeuser Company equity awards, if there is a change in control, unvested options and restricted stock generally vest.

Members of our Management Committee are also entitled to the enhanced severance benefits described above in the event one of the covered executives’ employment is involuntarily terminated without cause or the executive voluntarily terminates his employment for good reason within 3 months prior to or 24 months following a change in control of the Corporation.

The following table presents potential payments to each NEO as if the officer’s employment had been terminated and/or if a change in control had occurred as of December 31, 2011, the last business day of 2011. If applicable, amounts in the table were calculated using $79.96 the closing market price of Domtar’s common stock on December 31, 2011. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment and would vary from those listed below. The estimated amounts listed below are in addition to any retirement, welfare and other benefits that are available to our salaried employees generally.

Name	Severance Pay ($)		Equity With Accelerated Vesting (1) ($)		Retirement Plan Benefits: SERP ($)		Death/Disability Benefits ($)		Continued Perquisites and Benefits (2) ($)		Total ($)
John D. Williams
Death	—		9,449,748		1,053,326	(3)	2,760,012	(3)	—		13,263,086
Disability	—		9,639,103		1,053,326	(3)	552,002	(3)	—		11,244,431
Retirement	—		—		1,053,326	(3)	—		—		1,053,326
Involuntary Termination	6,887,702	(3)	10,748,453		2,009,343	(3)	—		15,143	(2)	19,660,641
Change-In-Control	—		—		—		—		—		—
Involuntary Termination within Two Years after a Change-In-Control	6,887,702	(3)	10,778,413		2,009,343	(3)	—		15,143	(2)	19,690,601

Daniel Buron
Death	—		1,974,892		537,253	(3)	1,265,999	(3)	—		3,778,144
Disability	—		2,021,280		—		—		—		2,021,280
Retirement	—		—		—		—		—		—
Involuntary Termination	1,012,799	(3)	285,471		537,253	(3)	—		10,233	(2)	1,845,756
Change-In-Control	—		—		—		—		—		—
Involuntary Termination or Termination for Good Reason within Two Years after a Change-In-Control	2,025,598	(3)	2,299,988		537,253	(3)	—		10,233	(2)	4,873,072

Michael Edwards
Death	—		1,396,719		143,435		925,000		—		2,465,154
Disability	—		1,421,750		143,435		—		—		1,565,185
Retirement	—		1,210,069		143,435		—		—		1,353,504
Involuntary Termination	854,900		219,276		143,435		—		16,228		1,233,839
Change-In-Control	—		846,090	(4)	—		—		—		846,090
Involuntary Termination or Termination for Good Reason within Two Years after a Change-In-Control	1,709,800		1,572,143		143,435		—		16,228		3,441,606

Richard Thomas
Death	—		1,353,158		85,377		925,000		—		2,363,535
Disability	—		1,378,190		85,377		—		—		1,463,567
Retirement	—		1,168,744		85,377		—		—		1,254,121
Involuntary Termination	854,200		200,479		85,377		—		24,094		1,164,150
Change-In-Control	—		817,848	(4)	—		—		—		817,848
Involuntary Termination or Termination for Good Reason within Two Years after a Change-In-Control	1,709,800		1,528,583		85,377		—		24,094		3,347,854

Patrick Loulou
Death	—		993,114		276,004	(3)	1,058,277	(3)	—		2,327,395
Disability	—		1,017,347		—		—		—		1,017,347
Retirement	—		—		—		—		—		—
Involuntary Termination	846,621	(3)	194,996		276,004	(3)	—		10,233	(3)	1,327,854
Change-In-Control	—		—		—		—		—		—
Involuntary Termination or Termination for Good Reason within Two Years after a Change-In-Control	1,534,501	(3)	1,162,940		276,004	(3)	—		10,233	(3)	2,983,678

(1)	Amount included for PSU grant has been calculated at “Target” for Death benefits and based on achievement of the performance goals during 2011 for all other instances.

(2)	Amount shown under “Continued Perquisites and Benefits” represents the cost of company-paid medical, dental, life, accidental death and dismemberment and long-term disability insurance for all NEOs.

(3)	For the purposes of this table, converted to U.S. dollars at spot exchange rate of December 31, 2011.

(4)	Represents the value of awards subject to 409A of the Code that will vest and be settled upon more narrowly defined change in control events as described in the Omnibus Incentive Plan. Includes amounts that would also be paid upon retirement. PSU performance has been calculated based on achievement of the performance goals through December 31, 2011.

Director Compensation

Process and Objectives

The Board of Directors, on the recommendation of the Nominating and Corporate Governance Committee, is responsible for setting director compensation. Management is not involved in the process, and directors who are Domtar Corporation employees do not receive compensation for their service as directors.

The objectives of the Nominating and Corporate Governance Committee and the Board in setting director compensation are to:

a.	attract highly qualified candidates to serve on the Board by remaining competitive with compensation paid to outside directors of comparable companies;

b.	align the interests of directors with the interests of stockholders by fostering a long-term commitment to Corporation stock ownership; and

c.	establish total compensation on a simple, easy to understand flat fee basis with appropriate differentiation between levels of responsibility (such as serving as a committee chair).

Components of Director Compensation

Our non-employee directors receive an annual cash retainer fee of $85,000 and annual equity-based compensation of equal value. The Chairman receives an annual cash retainer of $150,000 and an annual equity-based compensation of equal value. Members of the Audit Committee are paid an additional cash retainer of $10,000. The Chairs of the Audit and Human Resources committees receive additional cash retainers of $30,000 and $20,000, respectively. Each other committee Chair receives an additional cash retainer of $10,000. The Chairman is not eligible for any of the committee retainers described above. There will generally be no Board or committee meeting fees; however, if more than 10 Board meetings are held in a calendar year, directors may be paid Board meeting fees of $1,500 per additional meeting attended. In addition, each non-executive director traveling over three or more time zones from his or her residence in connection with his or her duties as a Board member is entitled to an annual travel fee of $10,000 to compensate him or her for substantial additional travel time.

The equity portion of the directors’ fees is paid in deferred share units granted under the Corporation’s Omnibus Incentive Plan. A non-employee director may also elect to defer receipt of the cash portion of his or her annual retainer fee into deferred share units, subject to compliance with applicable tax requirements and rules established by the Human Resources Committee. Deferred share units are paid quarterly in arrears, with the number of deferred share units to be paid to be determined by dividing the dollar amount of the portion of that quarter’s retainer fees to be paid in deferred share units by the closing market price of a share of Domtar common stock on the last day of the quarter. Dividends, when declared, on Domtar’s common stock are notionally invested in additional deferred share units based on the closing share price on the dividend payment date. Deferred share units are generally settled in cash or shares of our common stock, as determined by the director, upon termination of his or her Board service as an eligible Director (or, if payment is required to be delayed past the date of termination pursuant to Section 409A of the Code, the deferred share units will be settled on the first business day following the six-month anniversary of termination of the director’s service or as soon as practicable thereafter, but no later than December 31 of the year in which the six-month anniversary of termination occurs). In the event of a change in control (as defined in the Corporation’s Omnibus Incentive Plan) in which replacement awards are not available, each deferred share unit is settled in cash for an amount equal to the change in control price plus interest from the change in control date to the payment date.

Director Stock Ownership Requirements

In order to align the long-term financial interest of our directors with those of our stockholders, directors are required to own a significant equity stake in the Corporation having a value of at least $425,000 which is equivalent to five times the annual cash retainer, valued at the greater of cost or market value. Directors must meet this requirement within five years of becoming a director. All shares owned outright, as well as all deferred share units, are taken into consideration in determining compliance with these ownership guidelines. As of the date of this proxy statement, all current directors have reached the share ownership requirements, except for Mr. Maffucci who joined the Board in May 2011.

Director Compensation Table

	(b)	(c)	(g)	(h)
(a) Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Harold H. MacKay	150,000	150,000	12,355	312,355
Jack C. Bingleman	95,000	85,000	17,180	197,180
Louis P. Gignac	95,000	85,000	10,138	190,138
Brian M. Levitt	85,000	85,000	15,899	185,899
David G. Maffucci*	71,250	63,750	—	135,000
W. Henson Moore	105,000	85,000	7,282	197,282
Michael R. Onustock	95,000	85,000	8,069	188,069
Robert J. Steacy	115,000	85,000	10,275	210,275
Pamela B. Strobel	105,000	85,000	7,207	197,207
Denis Turcotte	85,000	85,000	13,771	183,771

*	Elected to the Board in May 2011

(1)	The amounts in this column reflect director compensation earned or paid in cash, including amounts voluntarily deferred under the director compensation program into deferred share units pursuant to the Omnibus Incentive Plan. Of the amounts of compensation earned, two directors have elected to defer fees into deferred share units pursuant to the Omnibus Incentive Plan and were credited with the deferred share units as follows:

Name	Fees Deferred ($)	Deferred Share Units Credited (#)
Jack C. Bingleman	95,000	1,155
Pamela B. Strobel	105,000	1,277

(2)	The amounts in this column represent the grant date fair value of the deferred share units granted under the Omnibus Incentive Plan in fiscal 2011. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 5 to the Corporation’s financial statements included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which are incorporated by reference herein. The amounts in the table do not reflect the value, if any, that ultimately may be realized by the directors. As described above, the number of deferred share units to be paid under the Omnibus Incentive Plan is determined by dividing the dollar amount of the portion of that quarter’s retainer fees to be paid in deferred share units by the closing market price of a share of Domtar common stock on the last day of the quarter.

(3)

The amounts in this column represent the grant date fair value of additional deferred share units granted as dividend equivalent for fiscal 2011 on the directors deferred share units granted prior to May 2010, in accordance with the Omnibus Incentive Plan. The fair value of the awards was determined using the valuation methodology and assumptions set forth in Note 5 to the Corporation’s financial statements included in the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which are incorporated by reference herein. These dividend equivalents were credited at the same time as dividends were paid to stockholders, i.e. on January 17, 2011, April 15, 2011, July 15, 2011 and October 17, 2011. Amounts differ for each director as a) a number of directors accumulated deferred shares units under the predecessor company Domtar Inc. deferred share unit plan and b) certain directors elected to defer fees into deferred share units pursuant to the Omnibus Incentive Plan.

The following table sets forth, by grant date, the number of deferred share units credited to each director and the grant date fair value of each award with respect to service as a director in 2011. All deferred share units were vested upon grant.

Equity Awards for Service as a Director of Domtar Corporation

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
Name	Units (#)	Grant Date Fair Value ($)	Units (#)	Grant Date Fair Value ($)	Units (#)	Grant Date Fair Value ($)	Units (#)	Grant Date Fair Value ($)
Harold H. MacKay	409	37,500	396	37,500	550	37,500	469	37,500
Jack C. Bingleman (a)	232	21,250	224	21,250	312	21,250	266	21,250
Louis P. Gignac	232	21,250	224	21,250	312	21,250	266	21,250
Brian M. Levitt	232	21,250	224	21,250	312	21,250	266	21,250
David G. Maffucci *	—	—	224	21,250	312	21,250	266	21,250
W. Henson Moore	232	21,250	224	21,250	312	21,250	266	21,250
Michael R. Onustock	232	21,250	224	21,250	312	21,250	266	21,250
Robert J. Steacy	232	21,250	224	21,250	312	21,250	266	21,250
Pamela B. Strobel (a)	232	21,250	224	21,250	312	21,250	266	21,250
Denis Turcotte	232	21,250	224	21,250	312	21,250	266	21,250

*	Elected to the Board in May 2011

(a)	Does not include units granted in respect of fees voluntarily deferred under the director deferred compensation program as described in footnote (1), above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND OFFICERS

Domtar Corporation had a total of 36,131,200 shares of common stock issued and outstanding as of December 31, 2011. Based upon information available to the Corporation concerning ownership of shares of Corporation common stock as of December 31, 2011, there was 1 beneficial owner of more than 5% of the common stock of the Corporation:

BlackRock, Inc., 40 East 52nd Street, New York, NY 10022, beneficially owns 3,868,654 shares or 10.61% of the Corporation’s common stock. This information is based on the entity’s report on Schedule 13G dated January 6, 2012.

Domtar (Canada) Paper Inc., an indirectly-owned subsidiary, had a total of 619,108 exchangeable shares issued and outstanding, equivalent to less than 5% of Corporation common stock as of December 31, 2011. These exchangeable shares are intended to be substantially the economic equivalent to shares of Corporation common stock and are exchangeable at the option of the holder on a one-for-one basis for shares of Domtar Corporation common stock.

The total combined number of common stock and exchangeable shares issued and outstanding was 36,750,308 at December 31, 2011.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the number of shares of the Corporation’s common stock beneficially owned by each of the Corporation’s directors and executive officers, and all directors and executive officers as a group (including, in each case, any exchangeable shares of Domtar (Canada) Paper Inc. beneficially owned by such directors and officers), based upon information available to the Corporation as at March 13, 2012. The mailing address of each of these individuals is c/o Domtar Corporation, 395 de Maisonneuve Blvd. West, Montreal, Quebec, Canada H3A 1L6.

	Shares Beneficially Owned
Name of Beneficial Owner	Number		Percent
Non-Executive Directors
Harold H. MacKay	15,603	(1)	*
Jack C. Bingleman	20,372	(2)	*
Louis P. Gignac	12,548	(3)	*
Brian M. Levitt	15,938	(4)	*
David G. Maffucci**	805	(5)	*
W. Henson Moore	8,949	(6)	*
Michael R. Onustock	9,619	(7)	*
Robert J. Steacy	11,082	(8)	*
Pamela B. Strobel	9,752	(9)	*
Denis Turcotte	14,892	(10)	*
Executive Officers
John D. Williams	69,010	(11)	*
Melissa Anderson	700	(12)	*
Daniel Buron	24,527	(13)	*
Michael Edwards	7,037	(14)	*
Zygmunt Jablonski	9,534	(15)	*
Patrick Loulou	17,906	(16)	*
Richard L. Thomas	17,903	(17)	*
Mark Ushpol	2,017	(18)	*
All Directors and Executive Officers as a group	284,419		*

*	Less than 1%

**	Elected to the Board in May 2011

(1)	Includes 13,855 deferred share units of the Corporation’s stock.

(2)	Includes 18,705 deferred share units of the Corporation’s stock.

(3)	Includes 10,548 deferred share units of the Corporation’s stock.

(4)	Includes 15,455 deferred share units of the Corporation’s stock.

(5)	Includes 805 deferred share units of the Corporation’s stock.

(6)	Includes 8,116 deferred share units of the Corporation’s stock.

(7)	Includes 8,786 deferred share units of the Corporation’s stock.

(8)	Includes 10,665 deferred share units of the Corporation’s stock.

(9)	Includes 9,335 deferred share units of the Corporation’s stock.

(10)	Includes 13,642 deferred share units of the Corporation’s stock.

(11)	Includes 28,702 restricted stock units and 40,308 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(12)	Includes 700 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(13)	Includes 7,818 restricted stock units and 15,754 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(14)	Includes 5,948 restricted stock units and 1,089 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(15)	Includes 3,683 restricted stock units and 4,894 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(16)	Includes 3,839 restricted stock units and 7,203 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(17)	Includes 5,714 restricted stock units and 11,546 shares issuable upon the exercise of options to purchase the Corporation’s stock.

(18)	Includes 360 restricted stock units and 1,420 shares issuable upon the exercise of options to purchase the Corporation’s stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number of shares of our stock reserved for issuance under our equity compensation plans as of the end of 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(#)
	(a)		(b)		(c)
Equity compensation plans approved by security holders	657,787	(1)	$63.94	(2)	737,998	(3)

Equity compensation plans not approved by security holders	N/A		N/A		N/A

Total	657,787		$63.94		737,998

(1)	Represents the number of shares associated with options, stock appreciation rights (“SARs”), restricted stock units (“RSUs”), performance share units (“PSUs”), deferred share units (“DSUs”) and dividends equivalent units (“DEUs”) outstanding as of December 31, 2011. This number assumes that PSUs will vest at the “maximum” performance level, and that any performance requirements applicable to options and SARs will be satisfied. In addition, there were 124,564 shares reserved for issuance with respect to outstanding awards granted under equity compensation plans assumed from Domtar Inc., which we assumed in 2007 in connection with a transaction. The options granted under the Domtar Inc. plans have a weighted average exercise price of $102.24. Those plans are no longer available for future awards.

(2)	Represents the weighted average exercise price of options and SARs disclosed in column (a).

(3)	Represents the number of shares remaining available for future issuance under the Domtar Corporation 2007 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) upon exercise of options. Of this number, only 285,656 shares were available for issuance as restricted stock, restricted stock units, performance shares, performance units, deferred share units and awards based on the full value of stock (rather than an increase in value) under the Omnibus Incentive Plan. Please see “Approval of the Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan (“Omnibus Incentive Plan”)” for more information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the SEC and to furnish the Corporation with copies of such reports. Based solely upon a review of Forms 3, 4 and 5 furnished to the Corporation during the fiscal year ended December 31, 2011, no director, officer, beneficial owner of more than 10% of our outstanding common stock, or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis during the fiscal year ended December 31, 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Corporation’s fees for services performed by its independent auditor, PricewaterhouseCoopers LLP, (“PwC”) during fiscal years 2011 and 2010 were:

	2011	2010
Audit fees (1)	$2,366,172	$2,224,153
Audit-related fees (2)	$299,200	$47,110
Tax fees (3)	$216,905	$729,889
All other fees (4)	$41,900	$177,370

Total	$2,924,177	$3,178,522

(1)	Audit fees were primarily for services rendered in connection with the audit of the financial statements included in the Annual Report of the Corporation on Form 10-K, reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and providing comfort and consent letters in connection with long-term debt issuance. Audit fees also include fees for professional services rendered for the audit of the effectiveness of internal control over financial reporting and the statutory audit of a 100% owned subsidiary in 2011 and 2010.

(2)	Audit related fees for 2011 were for due diligence services, certain specified audit procedures in connection with the divestiture of the Wood business and compliance certifications. Audit related fees in 2010 were for specified audit procedures in connection with the divestiture of the Wood business.

(3)	Tax fees related to tax compliance, tax planning and tax advice.

(4)	The 2011 and 2010 fees included amounts for market research, support in enterprise risk management and for license fees for an accounting and reporting research tool.

The Audit Committee has established policies requiring its pre-approval of audit and non-audit services provided by the independent registered public accounting firm. The policies require that the Committee pre-approve specifically described audit and audit-related services, annually. For the annual pre-approval, the Committee approves categories of audit services and audit-related services, and related fee budgets. For all pre-approvals, the Audit Committee considers whether such services impair the independence of the Corporation’s independent registered public accounting firm. In accordance with its policies, the Audit Committee has delegated pre-approval authority to Robert J. Steacy, in his capacity as Chairman of the Audit Committee. All audit and non-audit fees were approved pursuant to the policy in 2011 and 2010.

OTHER BUSINESS

The Board of Directors is not aware of any other matters to be presented at the annual meeting. If any other matter proper for action at the meeting should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.

ANNUAL REPORT FOR 2011

Copies of the Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2011 are being furnished concurrently with this proxy statement to persons who were stockholders of record as of March 13, 2012, the record date for the annual meeting. These materials do not form part of the material for the solicitation of proxies. We hereby incorporate by reference into this proxy statement “Item 10: Directors and Executive Officers of the Registrant” of our annual report on Form 10-K for the fiscal year ended December 31, 2011.

By order of the Board of Directors,

Razvan L. Theodoru

Vice-President, Corporate Law and Secretary

Montreal, Quebec

March 30, 2012

ANNEX A

THE AMENDED AND RESTATED DOMTAR CORPORATION

2007 OMNIBUS INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of The Domtar Corporation 2007 Omnibus Incentive Plan (the “Plan”) are to promote the interests of Domtar Corporation and its shareholders by (i) attracting and retaining executive personnel and other key employees and directors of outstanding ability; (ii) motivating executive personnel and other key employees and directors by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of Domtar Corporation.

SECTION 2. DEFINITIONS

(a) Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Adjustment Event” has the meaning given in Section 4(d).

“Affiliate” means, (i) for purposes of Incentive Stock Options, any corporation that is a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(e) of the Code) of the Company, and (ii) for all other purposes, with respect to any person, any other person that (directly or indirectly) is controlled by, controlling or under common control with such person.

“Award” means any grant or award made pursuant to Sections 5 through 10 inclusive.

“Award Agreement” means an agreement between the Company and a Participant, setting out the terms and conditions relating to an Award granted under the Plan.

“Board of Directors” means the Board of Directors of the Company.

“Canadian Taxpayer” means a Participant liable to pay income taxes in Canada pursuant to the receipt of an Award under the Plan.

“Cause” means (i) the willful failure by the Participant to perform substantially his duties as an Employee of the Company or any Subsidiary (other than due to physical or mental illness), (ii) the Participant’s engaging in willful or serious misconduct that has caused or could reasonably be expected to be injurious to the Company or any Subsidiary in any way, including, but not limited to, by way of damage to their respective reputations or standings in their respective industries, (iii) the Participant’s breach of fiduciary duty or fraud with respect to the Company or any Affiliate of the Company, (iv) the Participant’s having been indicted for or convicted of, or entered a plea of guilty or nolo contendere to, a crime that constitutes a felony or (v) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary or not to compete or interfere with the company or any Subsidiary; (vi) violation of any written policy, program or code of the Company or any Subsidiary or (vii) the commission by the Participant of an act of fraud or embezzlement against the Company or any of its Subsidiaries; provided that if a Participant is a party to an employment or individual severance agreement with an Employer that defines the term “Cause” then, with respect to any Award made to such Participant, “Cause” shall have the meaning set forth in such employment or severance agreement. In addition, a Participant’s service shall be deemed to have terminated for Cause if, after a Participant’s service has terminated (for a reason other than Cause), facts and circumstances are discovered that would have justified a termination for Cause.

“Change in Control” shall be deemed to have occurred if:

(i) any person (within the meaning of Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including any group (within the meaning of Rule 13d-5(b) under the Exchange Act), but excluding any of the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary, acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined Voting Power (as defined below) of the Company’s securities;

(ii) within any 12-month period, the persons who were directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this subclause (ii); or

(iii) upon the consummation of a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which has been approved by the shareholders of the Company (a “Corporate Event”), and immediately following the consummation of which the stockholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (x) in the case of a merger or consolidation, the surviving or resulting corporation, (y) in the case of a share exchange, the acquiring corporation or (z) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than one-half of the gross fair market value of the consolidated assets of the Company immediately prior to such Corporate Event;

provided, that if a Participant is a party to an employment or individual severance agreement with an Employer that defines the term “Change in Control” then, with respect to any Award made to such Participant, “Change in Control” shall have the meaning set forth in such employment or severance agreement.

“Change in Control Price” means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Human Resources Committee of the Board or such other committee of the Board as the Board shall designate from time to time, consisting of two or more members, each of whom is an “independent” director under New York Stock Exchange Listing requirements, a “Non-Employee Director” within the meaning of Rule 16b-3, as promulgated under the Act, and an “outside director” within the meaning of section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

“Company” means Domtar Corporation, a Delaware corporation, and any successor thereto.

“Covered Employee” means any “covered employee” as defined in Section 162(m)(3) of the Code.

“Deferred Share Unit” means a unit credited to a participant’s account in the books of the Company under Section 9 that represents the right to receive cash or Stock equal to the Fair Market Value of one share of Stock on settlement of the account.

“Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant’s estate.

“Disability” means, unless another definition is incorporated into the applicable Award Agreement, Disability as specified under the Company’s long-term disability insurance policy and any other termination of a Participant’s employment or service under such circumstances that the Committee determines to qualify as a Disability for purposes of this Plan; provided, that if a Participant is a party to an employment or individual severance agreement with an Employer that defines the term “Disability” then, with respect to any Award made to such Participant, “Disability” shall have the meaning set forth in such agreement; provided, further, that in the case of any award subject to Section 409A of the Code, Disability shall have the meaning set forth in Section 409A of the Code.

“Dividend Equivalent” means the right, granted under Section 11 of the Plan, to receive payments in cash or in shares of Stock, based on dividends with respect to shares of Stock.

“Elective Deferred Share Unit” shall have the meaning set forth in Section 9(a).

“Eligible Director” means a member of the Board who is not an Employee.

“Effective Date” means the date, following adoption of this Plan by the Board of Directors, on which this Plan is approved by a majority of the votes cast at a duly constituted meeting of the shareholders of the Company.

“Employee” means any officer or employee of the Company or any Subsidiary (as determined by the Committee in its sole discretion).

“Employer” means the Company and any Subsidiary, and, in the discretion of the Committee, may also mean any business organization that is an Affiliate (i.e., an Affiliate corporation at least 20% of whose outstanding voting securities are owned by the Company and its Subsidiaries).

“Executive Officer” means any “officer” within the meaning of Rule 16(a)-1(f) promulgated under the Act or any Covered Employee.

“Fair Market Value” means, on any date, the closing price of the Stock as reported on the consolidated tape of the New York Stock Exchange (or on such other recognized quotation system on which the trading prices of the Stock are quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such tape (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

“Freestanding SAR” means a stock appreciation right granted independently of any Options.

“Incentive Stock Option” means a stock option granted under Section 7 of the Plan that is designated as an Incentive Stock Option that is intended to meet the requirements of Section 422 of the Code.

“New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.

“Non-statutory Stock Option” means a stock option granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option.

“Non-U.S. Award” has the meaning given in Section 3(f).

“Option” means an Incentive Stock Option or a Non-statutory Stock Option.

“Participant” means an Employee or Eligible Director who is selected by the Committee to receive an Award under the Plan.

“Performance Award” means Performance Shares, Performance Units and all other Awards that vest (in whole or in part) upon the achievement of specified Performance Goals.

“Performance Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

“Performance Goals” means the objectives established by the Committee for a Performance Cycle pursuant to Section 5(c) for the purpose of determining the extent to which a Performance Award has been earned or vested.

“Performance Share” means an Award granted pursuant to Section 5 of the Plan of a contractual right to receive a share of Stock (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

“Performance Unit” means a dollar denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Section 5 of the Plan, payable upon the achievement, in whole or in part, of the applicable Performance Goals.

“Restriction Period” means the period of time selected by the Committee during which a grant of Restricted Stock, Restricted Stock Units and Deferred Share Units, as the case may be, is subject to forfeiture and/or restrictions on transfer pursuant to the terms of the Plan.

“Restricted Stock” means shares of Stock contingently granted to a Participant under Section 6 of the Plan.

“Restricted Stock Unit” means a stock denominated unit contingently awarded under Section 6 of the Plan.

“Retirement” means, unless another definition is incorporated into the applicable Award Agreement, a termination of the Participant’s employment or service at or after the Participant reaches age 65 or the Participant reaches age 55 with at least 10 years of service; provided that if a Participant is a party to an employment or individual severance agreement with an Employer that defines the term “Retirement” then, with respect to any Award made to such Participant, “Retirement” shall have the meaning set forth in such employment or severance agreement.

“Section 409A of the Code” Section 409A of the Code and the applicable rules, regulations and guidance promulgated thereunder.

“Service” means, with respect to Employees, continued employment with the Company and its Subsidiaries or, with respect to Eligible Directors, service on the Board of Directors.

“Service Award” means an Award that vests solely based on the passage of time or continued Service over a fixed period of time.

“Specified Award” means an Award of non-qualified deferred compensation within the meaning of and that is subject to Section 409A of the Code.

“Specified Change in Control” means (i) a Corporate Event in which the stockholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, at least 25% of the Voting Power of (x) in the case of a merger or consolidation, the surviving or resulting corporation, (y) in the case of a share exchange, the acquiring corporation or (z) in the case of a division or a sale or other disposition of assets, the surviving, resulting or acquiring corporations which, immediately following the relevant Corporate Event, hold more than one-half of the gross fair market value of the consolidated assets of the Company immediately prior to such Corporate Event; or (ii) the direct or indirect acquisition by any person (within the meaning of Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including any group

(within the meaning of Rule 13d-5(b) under the Exchange Act), but excluding any of the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary, of “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 75% or more of the combined Voting Power of the Company’s securities; in each case which is (x) a Change in Control and (y) a “change in control” within the meaning of Section 409A of the Code.

“Specified Employee” means (i) if the Company has not adopted a specified employee policy, any Participant qualifying, on the date of such Participant’s Termination of Service, as a “specified employee” as defined in Section 409A of the Code and (ii) if the Company has in place a specified employee policy, any Participant qualifying as a “specified employee” under such policy as in effect on the date of such Participant’s Termination of Service.

“Stock” means the common stock of the Company, par value $0.01 per share.

“Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or shares of Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over a specified price fixed by the Committee on the grant date, multiplied by (ii) a stated number of shares of Stock.

“Subplan” has the meaning given in Section 3(f).

“Subsidiary” means any business entity in which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.

“Termination for Business Reasons” means (i) termination of a Participant’s employment or service by the Participant’s Employer or New Employer due to the fact that (x) the Employer or New Employer has ceased or intends to cease (A) to carry on the business or function for the purpose of which the Participant was employed or otherwise provided services, or (B) to carry on that business or function in the place the Participant was employed or otherwise provided services or (y) the requirements of that business (A) for employees to carry out work of a particular kind, or (B) to carry out the work in the place where the Participant was employed or otherwise provided services, have ceased or diminished or are expected to cease or diminish, and, in each case, which is beyond the Participant’s control (other than a termination for Cause or by reason of death, Retirement or Disability); (ii) termination of employment or service by the Participant as a result of (x) the Employer or New Employer requiring the Participant to work in an office which is more than 75 miles from the location of the Employer’s current principal executive office or the location where the Participant is employed or otherwise provides services immediately prior to such termination (subject to such reasonable travel as the performance of Participant’s duties and the business of the Employer may require), or (y) a material diminution in Participant’s compensation or duties; or (iii) in the case of a Participant who is a non-employee director, a termination of such Participant’s service as a director of the Company or any successor entity thereto by the Company or any successor entity thereto (other than a termination by reason of death, Retirement or Disability) in connection with a Change in Control.

“Termination of Service” means with respect to an Eligible Director, the date upon which such Eligible Director ceases to be a member of the Board and, with respect to an Employee, the date the Participant ceases to be an Employee, including, with respect to the provisions of Section 9 applicable to a Canadian Taxpayer, due to a Termination for Business Reasons; provided, that, with respect to any Specified Award, Termination of Service shall mean “separation from service”, as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder.

“Voting Power” when used in the definition of Change in Control shall mean such specified number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors and “Voting Securities” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors.

(b) Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. POWERS OF THE COMMITTEE

(a) Eligibility. Each Employee (including any officer of the Company) and Eligible Director who, in the opinion of the Committee, has the capacity to contribute to the successful performance of the Company, is eligible to be a Participant in the Plan.

(b) Power to Grant and Establish Terms of Awards. The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Employees and Eligible Directors, if any, to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all Awards including, without limitation, the number of shares of Stock subject to an Award, the time or times at which Awards shall be granted, and the terms and conditions of applicable Award Agreements. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times.

(c) Administration. The Plan shall be administered by the Committee. The Committee shall have sole and complete authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee’s decisions (including any failure to make decisions) shall be binding upon all persons, including the Company, shareholders, Employers and each Employee, Director, Participant or Designated Beneficiary, and shall be given deference in any proceeding with respect thereto.

(d) Delegation by the Committee. The Committee may delegate to the Chief Executive Officer of the Company the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Act, pursuant to such conditions and limitations as the Committee may establish. The Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements, including Award Agreements, or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

(e) Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions (such as restrictions on the ability to transfer the underlying shares of Stock) or covenants in favor of the Company and/or one or more Affiliates thereof (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information, that may have effect following the Termination of Service and after the Stock subject to the Award has been transferred to the Participant), including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the Award prior to any breach of any such covenant.

(f) Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States (“Non-US Awards”), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances (“Subplans”), and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Committee’s decision to grant Non-US Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, Affiliates and members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Award (i) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (ii) are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee’s discretion, such payments may be made in a lump sum or in installments.

SECTION 4. MAXIMUM AMOUNT AVAILABLE FOR AWARDS

(a) Number. Subject in all cases to the provisions of this Section 4, the maximum number of shares of Stock that are available for Awards shall be 2,000,000 shares of Stock. Notwithstanding the provisions of Section 4(b), the maximum number of shares of Stock that may be issued in respect of Incentive Stock Options shall not exceed 2,000,000 shares. Shares of Stock may be made available from Stock held in treasury or authorized but unissued shares of the Company not reserved for any other purpose.

(b) Canceled, Terminated, or Forfeited Awards, etc. Any shares of Stock subject to an Award which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Stock shall again be available for grant under the Plan. If a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered in such exercise in accordance with Section 8(b), the number of shares subject to the tandem Option and Stock Appreciation Right shall only be taken into account once (and not as to both awards). Shares of Stock subject to Awards that are assumed, converted or substituted pursuant to an Adjustment Event will not further reduce the maximum limitation set forth in Section 4(a).

(c) Individual Award Limitations. Subject to Sections 4(b) and 4(d), the following individual Award limits shall apply:

(i) No Participant may receive the right to more than 200,000 Performance Shares, shares of performance-based Restricted Stock and Restricted Stock Units and performance-based Deferred Share Units under the Plan in any one year.

(ii) No Participant may receive the right to Performance Units under the Plan in any one year with a value of more than $10 million (or the equivalent of such amount denominated in the Participant’s local currency).

(iii) No Participant may receive Options, SARs or any other Award based solely on the increase in value of Stock on more than 400,000 shares of Stock under the Plan in any one year.

(iv) The aggregate Fair Market Value of the shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

(d) Adjustment in Capitalization. The number and kind of shares of Stock available for issuance under the Plan and the number, class, exercise price, Performance Goals or other terms of any outstanding Award shall be adjusted by the Board to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Stock (any such transaction or event, an “Adjustment Event”) in such manner as it determines in its sole discretion.

(e) Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.

SECTION 5. PERFORMANCE SHARES AND PERFORMANCE UNITS

(a) Generally. The Committee shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for each or any Performance Cycle, and the Performance Goals applicable in respect of such Performance Shares and Performance Units for each Performance Cycle. Any adjustments to such Performance Goals shall be approved by the Committee. The Committee shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from each other), and there may be more than one Performance Cycle in existence at any one time. Unless otherwise determined by the Committee, the Performance Cycle for Performance Shares and Performance Units shall be three years. Performance Shares and Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. No shares of Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units. No dividends shall be paid on unearned Performance Shares.

(b) Earned Performance Shares and Performance Units. Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. In addition to the achievement of the specified Performance Goals, the Committee may, at the grant date, condition payment of Performance Shares and Performance Units on such conditions as the Committee shall specify. The Committee may also require the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Share or Performance Unit Award.

(c) Performance Goals. At the discretion of the Committee, Performance Goals may be based on the total return to the Company’s shareholders, inclusive of dividends paid, during the applicable Performance Cycle (determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies), or upon the relative or comparative attainment of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: operating earnings, net earnings, income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, return on the Company’s assets, increase in the Company’s earnings or earnings per share, revenue growth, share price performance, return on invested capital, operating income, pre- or post-tax, income, net income, economic value added, cash flow, improvement in or attainment of expense levels, improvement in or attainment of working capital levels, return on equity, debt reduction, gross profit, market share, cost reductions, workplace safety goals, workforce satisfaction and diversity goals, employee retention, completion of key projects, strategic plan development and implementation and achievement of synergy targets, and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee. Performance Goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Subsidiaries, or products. When establishing Performance Goals for a Performance Cycle, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with closures and restructurings of the Company or any Employer, discontinued operations, extraordinary items, capital gains and losses, dividends, share repurchase, other unusual or non-recurring items, and the cumulative effects of accounting changes. Except in the case of Awards to Executive Officers intended to be “other performance-based compensation” under Section 162(m)(4) of the Code, the Committee may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant).

(d) Special Rule for Performance Goals. If, at the time of grant, the Committee intends a Performance Share Award, Performance Unit or other Performance Award to qualify as “other performance based compensation” within the meaning of Section 162(m)(4) of the Code, the Committee must establish Performance Goals for the applicable Performance Cycle no later than the 90th day after the Performance Cycle begins (or by such other date as may be required under Section 162(m) of the Code) but not later than the date on which 25% of the performance period has lapsed.

(e) Negative Discretion. Notwithstanding anything in this Section 5 to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 5(h) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized.

(f) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary, (including, without limitation, the maximum amounts payable under Section 4(c)), but subject to the maximum number of shares available for issuance under Section 4(a) of the Plan, the Committee shall have the right, in its discretion, to grant a bonus or Award in cash, in shares of Stock or in any combination thereof, to any Participant who is not a Covered Employee for the year in which the amount paid would ordinarily be deductible by the Company for federal income tax purposes in an amount up to the maximum bonus payable, based on individual performance or any other criteria that the Committee deems appropriate.

(g) Certification of Attainment of Performance Goals. As soon as practicable after the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Committee shall certify in writing the number of Performance Shares or other Performance Awards and the number and value of Performance Units which have been earned or vested on the basis of performance in relation to the established Performance Goals.

(h) Payment of Awards. Payment or delivery of Stock with respect to earned Performance Shares and earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee’s certification under paragraph 5(g) above, provided that payment or delivery of Stock with respect to earned Performance Shares and earned Performance Units shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied. The Committee shall determine whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, shares of Stock or in a combination thereof, with the value or number of shares payable to be determined based on the Fair Market Value of the Stock on the date of the Committee’s certification under paragraph 5(g) above. The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award or delivery of shares of Stock, including conditioning the vesting of such shares on the performance of additional service.

(i) Newly Eligible Participants. Notwithstanding anything in this Section 5 to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

SECTION 6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a) Grant. Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock or Restricted Stock Units under the Plan will be the date on which such Restricted Stock or Restricted Stock Units are awarded by the Committee, or on such other date as the Committee shall determine. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement that shall specify (i) the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, (ii) the Restriction Period(s) and (iii) such other terms and conditions, including rights to dividends or Dividend Equilavents, not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Grants of Restricted Stock shall be evidenced by a bookkeeping entry in the Company’s records (or by such other reasonable method as the Company shall determine from time to time). No shares of Stock will be issued at the time an Award of Restricted Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such Awards.

(b) Vesting. Restricted Stock and Restricted Stock Units granted to Participants under the Plan shall be subject to a Restriction Period. Except as otherwise determined by the Committee at or after grant, and subject to the Participant’s continued employment or service with his or her Employer on such date, the Restriction Period with respect to Restricted Stock and Restricted Stock Units that vest solely based on the passage of time shall lapse in four approximately equal installments on the first through fourth anniversaries of the grant date and the Restriction Period with respect to performance-based Restricted Stock and Restricted Stock Units shall lapse, to the extent performance goals have been achieved, three years after the grant date, in each case in accordance with the schedule provided in Participant’s restricted stock agreement. The Restriction Period may lapse with respect to portions of Restricted Stock and Restricted Stock Units on a pro rata basis, or it may lapse at one time with respect to all Restricted Stock and Restricted Stock Units in an Award. The Restriction Period shall also lapse, in whole or in part, upon the occurrence of any event or events, including a Change in Control, specified in the Plan, or specified by the Committee, in its discretion, either at or after the grant date of the applicable Award. In its discretion, the Committee may also establish performance-based vesting conditions with respect to Awards of Restricted Stock and Restricted Stock Units (in lieu of, or in addition to, time-based vesting) based on one or more of the Performance Goals listed in Section 5(c); provided that any Award of Restricted Stock or Restricted Stock Units made to any Executive Officer that is intended to qualify as “other performance based compensation” under Section 162(m) of the Code shall be subject to the same restrictions and limitations applicable to Awards of Performance Shares and Performance Units under Sections 5(d) and 5(g), during a Performance Cycle selected by the Committee. In no case shall the vesting periods applicable to a Participant who is a Canadian Taxpayer exceed the restricted period under the Income Tax Act (Canada).

(c) Settlement of Restricted Stock and Restricted Stock Units. At the expiration of the Restriction Period for any Restricted Stock Awards, the Company shall remove the restrictions applicable to the bookkeeping entry evidencing the Restricted Stock Awards, and shall, upon request, deliver the stock certificates evidencing such Restricted Stock Awards to the Participant or the Participant’s legal representative (or otherwise evidence the issuance of such shares free of any restrictions imposed under the Plan). At the expiration of the Restriction

Period for any Restricted Stock Units, for each such Restricted Stock Unit, the Participant shall receive, in the Committee’s discretion, (i) a cash payment equal to the Fair Market Value of one share of Stock as of such payment date, (ii) one share of Stock or (iii) any combination of cash and shares of Stock.

SECTION 7. STOCK OPTIONS

(a) Grant. Options may be granted to Participants at such time or times as shall be determined by the Committee. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. The grant date of an Option under the Plan will be the date on which the Option is awarded by the Committee, or such other date as the Committee shall determine in its sole discretion. Each Option shall be evidenced by an Award Agreement that shall specify the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, the conditions upon which the Option or any portion thereof shall become vested or exercisable and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

(b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, if an Incentive Stock Option is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the exercise price shall be at least 110% of the Fair Market Value of the Stock on the grant date.

(c) Vesting and Exercisability. Except as otherwise determined by the Committee at or after grant, and subject to the Participant’s continued employment or service with his or her Employer on such date, each Option awarded to a Participant under the Plan shall become vested and exercisable in accordance with the vesting schedule provided in the Participant’s option agreement, but in no event later than ten years from the date of grant. Options awarded under the Plan may vest either on a cliff-vesting or a pro rata basis. Unless otherwise determined by the Committee and specified in the Award Agreement evidencing the grant of Options, each Option shall become vested and exercisable in four approximately equal installments on the first four anniversaries of the date of grant. Options may also become exercisable, in whole or in part, upon the occurrence of any event or events, including a Change in Control, specified in the Plan, or specified by the Committee, in its discretion, either at or after the grant date of the applicable Option. In its discretion, the Committee may also establish performance conditions (in lieu of, or in addition to, time-based vesting) with respect to the exercisability of any Option. No Option shall be exercisable on or after the tenth anniversary of its grant date. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d) Payment. No Stock shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made (i) in cash or its equivalent, (ii) by exchanging shares of Stock owned by the optionee which are not the subject of any pledge or other security interest, (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price, (iv) to the extent permitted by the Committee, through an arrangement with a broker approved by the Company (or through an arrangement directly with the Company) whereby payment of the exercise price is accomplished with the proceeds of the sale of Stock or (v) to the extent permitted by the Committee, through net settlement in Stock. The Company may not make a loan to a Participant to facilitate such Participant’s exercise of any of his or her Options or payment of taxes.

(e) Incentive Stock Option Status. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

SECTION 8. STOCK APPRECIATION RIGHTS

(a) Grant. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Committee at or after the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option. The grant date of any Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is awarded by the Committee or such other future date as the Committee shall determine in its sole discretion. No Stock Appreciation Right shall be exercisable on or after the tenth anniversary of its grant date. Stock Appreciation Rights shall be evidenced by an Award Agreement, whether as part of the Award Agreement governing the terms of the Options, if any, to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to freestanding Stock Appreciation Rights, in each case containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

(b) Vesting and Exercisability. Except as otherwise determined by the Committee at or after grant, and subject to the Participant’s continued employment or service with his or her Employer on such date, each Stock Appreciation Right awarded to a Participant under the Plan shall become vested and exercisable in accordance with the vesting schedule provided in the Participant’s Award Agreement, but in no event later than ten years from the date of grant. Stock Appreciation Rights awarded under the Plan may vest either on a cliff-vesting or a pro rata basis. Unless otherwise determined by the Committee and specified in the Award Agreement evidencing the grant of Freestanding SARs, each Freestanding SAR shall become vested and exercisable in four approximately equal installments on the first four anniversaries of the date of grant. Stock Appreciation Rights granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such Stock Appreciation Rights are associated vest and become exercisable. Stock Appreciation Rights may also become exercisable, in whole or in part, upon the occurrence of any event or events, including a Change in Control, as specified in the Plan, or specified by the Committee, in its discretion, either at or after the grant date of the applicable Stock Appreciation Right. In its discretion, the Committee may also establish performance conditions (in lieu of, or in addition to, time-based vesting) with respect to the exercisability of any Stock Appreciation Rights. No Stock Appreciation Rights shall be exercisable on or after the tenth anniversary of their grant date. The Committee may impose such conditions with respect to the exercise of Stock Appreciation Rights, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Stock, and may be exercised only with respect to the shares of Stock for which the related Option is then exercisable.

(c) Settlement. Subject to Section 13(a), upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Committee, of cash or shares of Stock having a Fair Market Value equal to such cash amount, or a combination of shares of Stock and cash having an aggregate value equal to such amount, determined by multiplying:

(i) any increase in the Fair Market Value of one share of Stock on the exercise date over the price fixed by the Committee on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of a share of Stock on the grant date of such Stock Appreciation Right, by

(ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised;

provided, however, that on the grant date, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

SECTION 9. DEFERRED SHARE UNITS

(a) Grant. Freestanding Deferred Share Units may be granted to Participants at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any freestanding Deferred Share Unit under the Plan will be the date on which such freestanding Deferred Share Unit is awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. In addition, on fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus (“Deferred Annual Amount”) payable by the Company or a Subsidiary and receive in lieu thereof an Award of elective Deferred Share Units (“Elective Deferred Share Units”) equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one share of Stock on the date of payment of such compensation and/or annual bonus. Each Award of Deferred Share Units shall be evidenced by an Award Agreement that shall specify (x) the number of shares of Stock to which the Deferred Share Units pertain, (y) the time and form of payment of the Deferred Share Units and (z) such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No shares of Stock will be issued to the Participant at the time an award of Deferred Share Units is granted. Deferred Share Units may become payable on a Change in Control, Termination of Service or on a specified date or dates set forth in the Award Agreement evidencing such Deferred Share Units. Notwithstanding anything in this Plan to the contrary, Deferred Share Units granted to a Participant who is a Canadian Taxpayer shall only be redeemable and the value thereof payable to such Participant (or, in the event of such Participant’s death, such Participant’s beneficiary) upon a Termination of Service of such Participant (including due to death).

(b) Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Share Units. Unless otherwise provided by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Share Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Stock on such date, and such additional Deferred Share Unit shall be subject to the same terms and conditions as are applicable in respect of the Deferred Share Unit with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Stock or other securities, such shares and other securities shall be subject to the same vesting, performance and other restrictions as apply to the Deferred Share Unit with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Share Units awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the shares of Stock attributable to such Deferred Share Units have been issued to such Participant or his beneficiary. A Participant who is a Canadian Taxpayer shall not be considered the owner of the Common Stock underlying Deferred Share Units granted to such Participant.

(c) Vesting. Unless the Committee provides otherwise at or after the grant date, the portion of each Award of Deferred Share Units that consists of freestanding Deferred Share Units, together with any Dividend Equivalents credited with respect thereto, will be subject to a Restriction Period. Except as otherwise determined by the Committee at the time of grant, and subject to the Participant’s continued Service with his or her Employer on such date, the Restriction Period with respect to Deferred Share Units that vest solely based on the passage of time shall lapse in four approximately equal installments on the first through fourth anniversaries of the grant date and the Restriction Period with respect to performance-based Deferred Share Units shall lapse, to the extent Performance Goals have been achieved, three years after the grant date, in each case in accordance with the schedule provided in Participant’s Award Agreement. The Restriction Period may lapse with respect to portions of Deferred Share Units on a pro rata basis, or it may lapse at one time with respect to all Deferred Share Units in an Award. The Restriction Period shall also lapse, in whole or in part, upon the occurrence of any event or events, including a Change in Control, specified in the Plan, or specified by the Committee, in its discretion, on the grant date of the applicable Award. In its discretion, the Committee may also establish performance-based vesting conditions with respect to Awards of Deferred Share Units (in lieu of, or in addition to, time-based vesting) based on one or more of the Performance Goals listed in Section 5(c); provided that any Award of Deferred Share Units made to any Executive Officer that is intended to qualify as “other performance based compensation” under Section 162(m) of the Code shall be subject to the same restrictions and limitations applicable to Awards of Performance Shares and Performance Units under Sections 5(d) and 5(g), during a Performance Cycle selected by the Committee. The portion of each Award of Deferred Share Units that consists of Elective Deferred Share Units, together with any Dividend Equivalents credited with respect thereto, shall not be subject to any Restriction Period and shall be non-forfeitable at all times. Notwithstanding anything in this Plan to the contrary, Deferred Share Units granted to a Participant who is a Canadian Taxpayer shall only be redeemable and the value thereof payable to such Participant (or in the event of death, such Participant’s beneficiary) upon a Termination of Service of such Participant (including due to death).

(d) Further Deferral Elections. A Participant may elect to further defer receipt of shares of Stock issuable in respect of Deferred Share Units (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to the prior settlement date of such Deferred Share Units (or any such installment thereof) whether pursuant to this Section 9 or Section 13 and must defer settlement for at least five years. A further deferral opportunity does not have to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants. This Section 9(d) shall not apply to Deferred Share Units granted to a Participant who is a Canadian Taxpayer.

(e) Settlement. Subject to this Section 9 and Section 13, upon the date specified in the Award Agreement evidencing the Deferred Share Units (or, in the case of a Participant who is a Canadian Taxpayer, in accordance with the procedures set out in the Award Agreement evidencing the Deferred Share Units) for each such Deferred Share Unit the Participant shall receive, in the Committee’s discretion, (i) a cash payment equal to the Fair Market Value of one share of Stock as of such payment date, (ii) one share of Stock or (iii) any combination of cash and shares of Stock. In no event shall any payment or settlement of Deferred Share Units granted to a Participant who is a Canadian Taxpayer take place later than December 31 of the first calendar year commencing after the year in which the Termination of Service of such Participant takes place.

SECTION 10. OTHER STOCK-BASED AWARDS

(a) Generally. The Committee may grant other stock-based Awards, including, but not limited to, the outright grant of Stock in satisfaction of obligations of the Company or any Affiliate thereof under another compensatory plan, program or arrangement, modified Awards intended to comply with or structured in accordance with the provisions of applicable non-U.S. law or practice, or the sale of Stock, in such amounts and subject to such terms and conditions as the Committee shall determine, including, but not limited to, the satisfaction of Performance Goals. Each other-stock based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions applicable thereto. Any other stock-based Award may entail the transfer of actual shares of Stock or the payment of the value of such Award in cash based upon the value of a specified number of shares of Stock, or any combination of the foregoing, as determined by the Committee. The terms of any other stock-based Award need not be uniform in application to all (or any class of) Participants, and each other stock-based award granted to any Participant (whether or not at the same time) may have different terms.

(b) Termination of Service. In addition to any other terms and conditions that may be specified by the Committee, each other stock-based award shall specify the impact of a Termination of Service upon the rights of a Participant in respect of such Award. At the discretion of the Committee, such conditions may be the same as apply with respect to Restricted Stock or Restricted Stock Units, or may contain terms that are more or less favorable to the Participant.

SECTION 11. DIVIDEND EQUIVALENTS

(a) Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Committee; provided that no Dividend Equivalents shall be paid with respect to any unearned Performance Shares or Performance Units. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Committee, or such other date as the Committee shall determine in its sole discretion. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

SECTION 12. TERMINATION OF EMPLOYMENT OR SERVICE.

(a) Termination Due to Death. Unless otherwise determined by the Committee at or after the time the Award is granted and set forth in the Award Agreement covering such Award, if a Participant’s employment or service terminates due to the Participant’s death:

(i) With respect to Performance Awards, the Participant’s Designated Beneficiary shall be entitled to a distribution of, and such Performance Awards shall be deemed immediately vested to the extent of, the same number or value of Performance Awards (without pro-ration) that would have been payable for the Performance Cycle had his or her Service continued until the end of the applicable Performance Cycle as if target performance levels had been achieved. Any Stock issuable in respect of such Performance Awards or value of Performance Awards payable in cash that become payable in accordance with the preceding sentence shall be paid on the earlier of (x) the date the Performance Award would have been paid had the Participant remained in Service through the original payment date and (y) January 31 of the year following the Participant’s death.

(ii) All Service Awards shall immediately vest.

(iii) All Service Awards (other than Options and SARs) shall be paid on the earlier of (x) the date the Award would have been paid had the Participant remained in Service through the original payment date and (y) January 31 of the year following the Participant’s death.

(iv) All Options and SARs shall remain outstanding until the first anniversary of the date of death or the Award’s normal expiration date, whichever is earlier, after which any unexercised Options and SARs shall immediately terminate.

(b) Termination Due to Disability. Unless otherwise determined by the Committee at or after the time the Award is granted and set forth in the Award Agreement covering such Award, if a Participant’s employment or service terminates due to the Participant’s Disability:

(i) With respect to Performance Awards, the Participant shall be entitled to a distribution of, and such Performance Awards shall be deemed vested to the extent of, the same number or value of Performance Awards (without pro-ration) that would have been payable for the Performance Cycle had his or her Service continued until the end of the applicable Performance Cycle, subject to satisfaction of the applicable Performance Goals. Any Stock issuable in respect of Performance Awards or value of Performance Awards payable in cash that become payable in accordance with the preceding sentence shall be paid at the same time as the Awards are paid to other Participants (or at such earlier time as the Committee may permit).

(ii) All Service Awards shall immediately vest.

(iii) All Service Awards (other than Options and SARs) shall be paid on the earlier of (x) the date the Award would have been paid had the Participant remained in Service through the original payment date and (y) January 31 of the year following the Participant’s date of termination due to Disability.

(iv) All Options and SARs shall remain outstanding until the first anniversary of the date of termination or the Award’s normal expiration date, whichever is earlier, after which any unexercised Options and SARs shall immediately terminate.

(c) Retirement. Unless otherwise determined by the Committee at or after the grant date and set forth in the Award Agreement covering such Award, if a Participant’s Service terminates due to the Participant’s Retirement,

(i) With respect to Performance Awards, the Participant shall be entitled to a distribution of, and such Performance Awards shall be deemed vested to the extent of, the number or value of Performance Awards that would have been payable for the Performance Cycle had his or her Service continued until the end of the applicable Performance Cycle, subject to satisfaction of the applicable Performance Goals, multiplied by a fraction, the numerator of which is the number of days elapsed from the commencement of the Performance Cycle through the date of his or her Retirement and the denominator of which is the number of days in the Performance Cycle, and the remainder of each such Performance Award shall be forfeited and canceled as of the date of such Retirement. Any Stock issuable in respect of Performance Awards or value of Performance Awards payable in cash that become payable in accordance with the preceding sentence shall be paid at the same time as the Performance Awards are paid to other Participants (or at such earlier time as the Committee may permit).

(ii) With respect to Service Awards, such Service Awards shall be deemed vested to the extent of, or the Restricted Period shall lapse with respect to, as applicable, the number of shares of Stock subject to such Service Award multiplied by a fraction, the numerator of which is the number of days elapsed from the date of grant of the Service Award through the date of his or her Retirement and the denominator of which is the number of days from the grant date of the Service Award to the date such Service Award would have vested had the Participant’s Service continued through the original service period, and the remainder of each such Award shall be forfeited and canceled as of the date of such Retirement.

(iii) Vested Service Awards (other than Options and SARs) shall be paid on the earlier of (x) the date the Service Award would have been paid (or the Restricted Period would have lapsed) had the Participant remained in Service through the original payment date and (y) January 31 of the year following the Participant’s Termination of Service.

Notwithstanding anything to the contrary contained in this Plan, if the Award is a Specified Award and the Participant is a Specified Employee, and a Vested Award would otherwise be paid to the Participant pursuant to and on the date specified in clause (iii)(y) above, any such payment required to be made to such Participant under this Plan upon or following the Participant’s Termination of Service shall be delayed until six months after the Participant’s Termination of Service (or, if earlier, upon the Participant’s death) to the extent necessary to comply with, and avoid imposition on the Participant of any tax penalty imposed under, Section 409A of the Code. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum as soon as administratively practicable following the six month anniversary of the Participant’s Termination of Service, and not later than 90 days after such six month anniversary.

(iv) All vested Options and SARs shall remain outstanding until the fifth anniversary of the date of termination or the Award’s normal expiration date, whichever is earlier, after which any unexercised Options and SARs shall immediately terminate.

(v) The Committee may condition the vesting, distribution, exercise or continuation of such Awards following Retirement on the Participant’s refraining from engaging in conduct that is detrimental to the Company (such as competing with the Company or soliciting employees or customers of the Company) following Retirement.

(d) Termination for Cause. Unless otherwise determined by the Committee at or after the grant date and set forth in the Award Agreement covering such Award, if a Participant’s employment or service terminates for Cause, all Options and SARs, whether vested or unvested, and all other Awards that are unvested, unexercisable or with respect to which the Restricted Period has not lapsed shall be immediately forfeited and canceled, effective as of the date of the Participant’s Termination of Service.

(e) Involuntary Termination for any Other Reason. Unless otherwise determined by the Committee at or after the time the Award is granted and set forth in the Award Agreement covering such Award, if a Participant’s employment or service is terminated by the Company for any reason other than death, Disability, Retirement or Cause,

(i) all Performance Awards for which the Performance Cycle has been completed and which are earned but unpaid as of the date of Termination of Service shall be paid at the same times as the Performance Award is paid to other Participants, and all other Awards that are unvested, unexercisable or with respect to which the Restricted Period has not lapsed shall be immediately forfeited and canceled as of the date of Termination of Service.

(ii) All vested Options and SARs shall remain outstanding until the 90th day after of the date of Termination of Service or the Award’s normal expiration date, whichever is earlier, after which any unexercised Options and SARs shall immediately terminate.

(f) Voluntary Termination by the Participant. Unless otherwise determined by the Committee at or after the time the Award is granted and set forth in the Award Agreement covering such Performance Shares or Performance Units, if a Participant terminates his or her Service with the Company (other than by reason of death, Disability or Retirement), all Options and SARs, whether vested or unvested, and all other Awards that are unvested, unexercisable or with respect to which the Restricted Period has not lapsed shall be immediately forfeited and canceled, effective as of the date of the Participant’s Termination of Service.

(g) Termination in Connection with a Change in Control. Notwithstanding anything to the contrary in this Section 12, Section 13 shall determine the treatment of Awards upon a Change in Control.

SECTION 13. CHANGE IN CONTROL

(a) Change in Control. Unless otherwise determined by the Committee, as otherwise provided in an Award Agreement, or as provided in Section 13(b) or 13(d), in the event of a Change in Control,

(i) no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any such outstanding Awards, provided that such outstanding Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award, an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

(A) be based on shares of Stock that are traded on an established U.S. securities market;

(B) provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(C) have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(D) have terms and conditions which provide that in the event that the Participant suffers a Termination for Business Reasons within 24 months after the occurrence of a Change in Control:

(I) all outstanding Service Awards held by a terminated Participant shall become vested and exercisable and the Restriction Period on all such outstanding Service Awards shall lapse; and

(II) each outstanding Performance Award held by a terminated Participant with a Performance Cycle in progress at the time of both the Change in Control and the Termination for Business Reasons, shall be deemed to be earned and become vested and/or paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the greater of the percentage of Performance Goals (which Performance Goals shall be pro-rated, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed) achieved as of the date of the Change in Control and as of the last day of the fiscal quarter ended on or immediately prior to the date of Termination of Service. The portion of any Performance Award that does not vest in accordance with the preceding sentence shall immediately be forfeited and canceled without any payment therefor.

(III) Payments. To the extent permitted under Section 15(l), all amounts payable hereunder shall be payable in full, as soon as reasonably practicable, but in no event later than 10 business days, following termination.

(ii) with respect to Awards other than Specified Awards, if no Alternative Awards are available, then immediately prior to the consummation of the transaction constituting the Change in Control, (A) all unvested Service Awards shall vest and the Restriction Period on all such outstanding Service Awards shall lapse; (B) each outstanding Performance Award with a Performance Cycle in progress at the time of the Change in Control shall be deemed to be earned and become vested and/or paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the percentage of Performance Goals achieved as of the date of the Change in Control (which Performance Goals shall be pro-rated, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed), and all other Performance Awards shall lapse and be canceled and forfeited upon consummation of the Change in Control; and (C) shares of Stock underlying all Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Deferred Share Units and other stock-based Awards that are vested or for which the Restricted Period has lapsed (as provided in this Section 13(a) or otherwise) shall be issued or released to the Participant holding such Award.

(iii) with respect to Specified Awards, in the event of a Change in Control that is not a Specified Change in Control, if no Alternative Awards are available, or Alternative Awards may not be issued in a manner that complies with Section 409A of the Code or without the imposition of any additional taxes or interest under Section 409A of the Code, the Committee, as constituted immediately prior to the Change in Control, may determine that Awards may be settled through a cash payment equal to the Change in Control Price multiplied by the number of vested Awards (reduced by any required exercise price) plus interest from the later of the vesting date and the Change in Control through the date of payment at a rate determined by the Committee as constituted immediately prior to the Change in Control to the extent to that such settlement shall not subject the Participant holding such Award to any additional taxes or interest under Section 409A of the Code or in such other manner that shall comply with Section 409A of the Code.

(b) Specified Change in Control. Unless otherwise determined by the Committee at or prior to the time of grant or as otherwise provided in an Award Agreement entered into after November 3, 2008, notwithstanding anything in this Plan with respect to any Specified Awards, in the event of a Specified Change in Control then all of the Specified Awards shall be subject to the treatment provided in Section 13(a)(ii) as if they were Awards other than Specified Awards (it being understood for this purpose that Alternative Awards shall be deemed unavailable for such Specified Awards). Unless otherwise determined by the Committee at or prior to the time of grant or as otherwise provided in an Award Agreement entered into after November 3, 2008, in each case in compliance with Section 409A of the Code, no other Change in Control shall trigger any payment, issuance, release or settlement of a Specified Award.

(c) Termination for Business Reasons Prior to a Change in Control. Unless otherwise determined by the Committee at or after the time of grant, any Participant whose employment or service is terminated due to a Termination for Business Reasons within 3 months prior to the occurrence of a Change in Control shall be treated, solely for the purposes of this Plan (including, without limitation, this Section 13) as continuing in the Company’s employment or service until the occurrence of such Change in Control, and to have been terminated immediately thereafter.

(d) Committee Discretion. Notwithstanding anything in this Section 13 to the contrary, except as otherwise provided in an Award Agreement, if the Committee as constituted immediately prior to the Change in Control determines in its sole discretion, then all Awards shall be canceled in exchange for a cash payment equal to (x)(A) in the case of Option and SAR Awards that are vested (as provided in Section 13(a) or otherwise), the excess, if any, of the Change in Control Price over the exercise price for such Option or SAR and (B) in the case of all other Awards that are vested or for which the Restricted Period has lapsed (as provided in Section 13(a) or otherwise), the Change in Control Price, multiplied by (y) the aggregate number of shares of Common Stock covered by such Award, provided, however, that no Specified Award shall be cancelled in exchange for a cash payment unless the Change in Control is a Specified Change in Control or such payment may be made without the imposition of any additional taxes or interest under Section 409A of the Code. The Committee may, in its sole discretion, accelerate the exercisability or vesting or lapse of any Restriction Period with respect to all or any portion of any outstanding Award immediately prior to the consummation of the transaction constituting the Change in Control, provided, however, that no such acceleration or vesting or lapse may be exercised with respect to any Specified Award to the extent that such exercise would result in the imposition of any additional tax, interest or penalty under Section 409A of the Code.

SECTION 14. EFFECTIVE DATE, AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

The Plan shall be effective on the Effective Date, and shall continue in effect, unless sooner terminated pursuant to this Section 14, until the tenth anniversary of the Effective Date. The Board of Directors or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time, subject to obtaining any regulatory approval, including that of the New York Stock Exchange and the Toronto Stock Exchange, if applicable, may amend or modify the Plan; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) materially increase the benefits accruing to Participants under the Plan, (ii) except as otherwise expressly provided in Section 4(d), increase the number of shares of Stock subject to the Plan or the individual Award limitations specified in Section 4(c), (iii) modify the class of persons eligible for participation in the Plan (iv) allow Options to be issued with an exercise price below Fair Market Value on the date of grant (v) extend the term of any Award granted under the Plan beyond its original expiry date or (vi) materially modify the Plan in any other way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including, without limitation, the rules of the New York Stock Exchange and the Toronto Stock Exchange. Notwithstanding any provisions of the Plan to the contrary, neither the Board of Directors nor the Committee may, without the consent of the affected Participant, amend, modify or terminate the Plan in any manner that would adversely affect any Award theretofore granted under the Plan or result in the imposition of an additional tax, interest or penalty under Section 409A of the Code.

SECTION 15. GENERAL PROVISIONS

(a) Withholding. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any amount of taxes required by law to be withheld in respect of Awards under this Plan as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. In the case of payments of Awards in the form of Stock, at the Committee’s discretion, the Participant shall be required to either pay to the Employer the amount of any taxes required to be withheld with respect to such Stock or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Stock whose Fair Market Value equals such amount required to be withheld.

(b) Nontransferability of Awards. Except as provided herein or in an Award Agreement, no Award may be sold, assigned, transferred, pledged or otherwise encumbered except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (“Permitted Transferees”). No amendment to the Plan or to any Award shall permit transfers other than in accordance with the preceding sentence. Any attempt by a Participant to sell, assign, transfer, pledge or encumber an Award without complying with the provisions of the Plan shall be void and of no effect. Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

(c) No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its Employees, in cash or property, in a manner which is not expressly authorized under the Plan.

(d) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. The grant of an Award hereunder, and any future grant of Awards under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of an Award nor any future grant of Awards by the Company shall be deemed to create any obligation to grant any further Awards, whether or not such a reservation is explicitly stated at the time of such a grant. The Plan shall not be deemed to constitute, and shall not be construed by the Participant to constitute, part of the terms and conditions of employment and participation in the Plan shall not be deemed to constitute, and shall not be deemed by the Participant to constitute, an employment or labor relationship of any kind with the Company. The Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein and in any agreement entered into with respect to an Award. The Company expressly reserves the right to require, as a condition of participation in the Plan, that Award recipients agree and acknowledge the above in writing. Further, the Company expressly reserves the right to require Award recipients, as a condition of participation, to consent in writing to the collection, transfer from the Employer to the Company and third parties, storage and use of personal data for purposes of administering the Plan.

(e) No Rights as Shareholder. Subject to the provisions of the applicable Award contained in the Plan and in the Award Agreement, no Participant, Permitted Transferee or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she has become the holder thereof.

(f) Forfeiture for Financial Reporting Misconduct; Other Compensation Clawbacks. If the Company is required to prepare an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws, and if a Participant knowingly or grossly negligently engaged in the misconduct or knowingly or grossly negligently failed to prevent the misconduct as determined by the Committee, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, then the Participant shall forfeit and disgorge to the Company (i) any Awards granted or vested and all gains earned or accrued due to the exercise of Options or SARS or sale of any Stock during the 12-month period following the filing of the financial document embodying such financial reporting requirement and (ii) any other Awards that vested based on the materially non- complying financial reporting. The Company may also cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Awards granted or vested and any gains earned or accrued, due to the exercise, vesting or settlement of Awards or sale of any Stock pursuant to an Award under the Plan, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

(g) Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware (without reference to the principles of conflicts of law).

(h) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal, state, and foreign country laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any federal, state or foreign country law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Stock in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

(i) Deferrals. Subject to the requirements of Section 409A of the Code, the Committee may postpone the exercising of Awards, the issuance or delivery of Stock under, or the payment of cash in respect of, any Award or any action permitted under the Plan, upon such terms and conditions as the Committee may establish from time to time. Subject to the requirements of Section 409A of the Code, a Participant may electively defer receipt of the shares of Stock or cash otherwise payable in respect of any Award (including, without limitation, any shares of Stock issuable upon the exercise of an Option other than an Incentive Stock Option) upon such terms and conditions as the Committee may establish from time to time.

(j) Indemnification. Each person who is or shall have been a member of the Committee and each delegate of such Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the Company is given an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it personally. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

(k) Amendment of Award. In the event that the Committee shall determine that such action would, taking into account such factors as it deems relevant, be beneficial to the Company, the Committee may affirmatively act to amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, change the date or dates as of which (A) an Option or SAR becomes exercisable, (B) a Performance Share or Performance Unit is deemed earned, or (C) Restricted Stock, Restricted Stock Units, Deferred Share Units and other Stock-based Awards becomes nonforfeitable, except that no outstanding Option may be amended or otherwise modified or exchanged (other than in connection with a transaction described in Section 4(d)) in a manner that would have the effect of reducing its original exercise price or otherwise constitute repricing. Any such action by the Committee shall be subject to the Participant’s consent if the Committee determines that such action would adversely affect the Participant’s rights under such Award, whether in whole or in part. The Committee may, in its sole discretion, accelerate the exercisability or vesting or lapse of any Restriction Period with respect to all or any portion of any outstanding Award at any time. Notwithstanding any provisions of the Plan to the contrary, the Committee may not, without the consent of the affected Participant, amend, modify or terminate an outstanding Award or exercise any discretion in any manner that would result in the imposition of an additional tax, interest or penalty under Section 409A of the Code.

(l) 409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company’s directors, officers or employees shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Board of the Directors or the Committee may unilaterally amend, modify or terminate the Plan or any outstanding Award, including but not limited to changing the form of Award, if the Board or Committee determines, in its sole discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A of the Code.

(m) No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

(n) No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any Subsidiary, to take any action which such entity deems to be necessary or appropriate.

(o) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ANNEX B

DOMTAR CORPORATION

ANNUAL INCENTIVE PLAN

(Effective as of March 7, 2007)

SECTION 1. PURPOSE

The purposes of the Plan are to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company’s performance.

SECTION 2. DEFINITIONS

Unless the context requires otherwise; the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others.

(a) “Act” means the Securities and Exchange Act of 1934, as amended.

(b) “Board” means the Board of Directors of the Company.

(c) “Committee” means the Human Resources and Compensation Committee of the Board or such other committee of the Board as the Board shall designate from time to time, consisting of two or more members, each of whom is an “independent” director under New York Stock Exchange Listing requirements, a “Non-Employee Director” within the meaning of Rule 16b-3, as promulgated under the Act, and an “outside director” within the meaning of Section 162(m).

(d) “Company” means Domtar Corporation.

(e) “Covered Employee” shall have the meaning set forth in Section 162(m).

(f) “Omnibus Plan” means the Domtar Corporation 2007 Omnibus Incentive Plan.

(g) “Participant” means (i) each executive officer of the Company and (ii) each other employee of the Company or a Subsidiary whom the Committee designates as a participant under the Plan.

(h) “Performance Period” means each fiscal year or another period as designated by the Committee, so long as such period does not exceed one year.

(i) “Plan” means this Domtar Corporation Annual Incentive Plan, as set forth herein and as may hereafter be amended from time to time.

(j) “Section 162(m)” means Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(k) “Subsidiary” means any business entity in which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests.

SECTION 3. ADMINISTRATION

The Committee shall administer and interpret the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any award intended to be qualified as performance based compensation under Section 162(m) to fail to so qualify. The Committee shall establish the performance objectives for any fiscal year or other Performance Period determined by the Committee in accordance with Section 4 and certify whether such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct.

SECTION 4. BONUSES

(a) Performance Criteria. Within 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m)) but not later than the date on which 25% of the performance period has lapsed, the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus award for such Performance Period. Unless the Committee determines at the time of grant not to qualify the award as performance-based compensation under Section 162(m), any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies, as determined by the Committee for the Performance Period: operating earnings, net earnings, income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, total shareholder return, return on the Company’s assets, increase in the Company’s earnings or earnings per share, revenue growth, share price performance, return on invested capital, operating income, pre- or post-tax, income, net income, economic value added, cash flow, improvement in or attainment of expense levels, improvement in or attainment of working capital levels, return on equity, debt reduction, gross profit, market share, cost reductions, workplace safety goals, workforce satisfaction and diversity goals, employee retention, completion of key projects, strategic plan development and implementation and achievement of synergy targets, and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee. Performance Goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Subsidiaries, or products; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

When establishing Performance Goals for a Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with closures and restructurings of the Company or any Subsidiary, discontinued operations, extraordinary items, capital gains and losses, dividends, share repurchase, other unusual or non recurring items, and the cumulative effects of accounting changes. Except in the case of Awards to Executive Officers intended to be “other performance-based compensation” under Section 162(m)(4) of the Code, the Committee may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant).

(b) Maximum Amount Payable. If the Committee certifies in writing that any of the performance objectives established for the relevant Performance Period under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the Performance Period for which the bonus is payable shall be entitled to receive an annual bonus in an amount not to exceed $5,000,000. If a Participant’s employment terminates for any reason other than for Cause (including, without limitation, his death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the Performance Period for which the bonus is payable, the maximum bonus payable to such Participant under the preceding sentence shall be multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the termination occurs prior to and including the date of the Participant’s termination of employment and the denominator of which is the total number of days in the Performance Period.

(c) Termination of Employment. Unless otherwise determined by the Committee in its sole discretion at the time the performance criteria are selected for a particular Performance Period in accordance with Section 4(a), if a Participant’s employment terminates for any reason prior to the date on which the award is paid hereunder, such Participants shall forfeit all rights to any and all awards which have not yet been paid under the Plan; provided that if a Participant’s employment terminates as a result of death, disability or retirement (as defined under any retirement plan of the Company or a Subsidiary) the Committee shall give consideration at its sole discretion to the payment of a partial bonus with regard to the portion of the Performance Period worked. Notwithstanding the foregoing, if a Participant’s employment terminates for any reason prior to the date on which the award is paid hereunder, the Committee, in its discretion, may waive any forfeiture pursuant to Section 4 in whole or in part.

(d) Negative Discretion. Notwithstanding anything else contained in Section 4(b) to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

(e) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary (including, without limitation, the maximum amounts payable under Section 4(b)), but subject in the case of bonuses paid in shares of the Company’s Common Stock to the maximum number of shares available for issuance under the Omnibus Plan, the Committee shall have the right, in its discretion, to grant any annual bonus in cash, in shares of the Company’s Common Stock or in any combination thereof, to any Participant who is not a Covered Employee for the year in which the amount paid would ordinarily be deductible by the Company for federal income tax purposes in an amount up to the maximum bonus payable under Section 4(b), based on individual performance or any other criteria that the Committee deems appropriate.

(f) Compensation Clawbacks. The Company may cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any bonus awards granted or paid under the Plan, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule as from time to time may be in effect (including but not limited to The Dodd–Frank Wall Street Reform and Consumer Protection Act and regulations and stock exchange rules promulgated pursuant to or as a result of such Act).

SECTION 5. PAYMENT

Except as otherwise provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus) and in any event within two and a half months of the end of the fiscal year in which the Performance Period ends.

SECTION 6. FORM OF PAYMENT

The Committee shall determine whether any bonus payable under the Plan is payable in cash, in shares of Common Stock or in any combination thereof. Awards of shares under this Plan may be issued under the Omnibus Plan in forms including, without limitation, Restricted Stock and Restricted Stock Units. The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award of shares of Common Stock, including conditioning the vesting of such shares on the performance of additional service.

SECTION 7. GENERAL PROVISIONS

(a) Effectiveness of the Plan. The Plan shall be effective with respect to Performance Periods beginning on or after March 7, 2007 and ending on or before December 31, 2012, unless the term hereof is extended by action of the Board, subject in the case of years after 2012 to approval by the Company’s shareholders at or before its 2013 annual meeting of shareholders. Upon approval by the Company’s shareholders at or before its 2013 annual meeting of shareholders and at each additional meeting of shareholders at which this Plan is approved by the Company’s shareholders, the Performance Periods and the term hereof shall be extended for an additional five years.

(b) Amendment and Termination. Notwithstanding Section 7(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided; however, that no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

(c) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

(d) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

(e) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(f) Non-alienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant’s interest under the Plan. The Company’s obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company’s assets or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant’s beneficiaries; heirs, executors, administrators or successors in interest.

(g) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable Federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

(h) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

(i) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

(j) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

Domtar

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE SACKPACK

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Daylight Time, on May 2, 2012.

Vote by Internet

• Log on to the Internet and go to www.envisionreports.com/ufs

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card 1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all Proposals.

1. Election of ten Directors: For Against Abstain For Against Abstain For Against Abstain +

01—Giannella Alvarez 02—Jack C. Bingleman 03—Louis P. Gignac

04—Brian M. Levitt 05—Harold H. MacKay 06—David G. Maffucci

07—Robert J. Steacy 08—Pamela B. Strobel 09—Denis Turcotte

10— John D. Williams

For Against Abstain

2. Say-on-Pay – An advisory vote to approve named executive officer compensation.

4. The approval of the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan.

The transaction of any other business that may properly be brought before the annual meeting.

For Against Abstain

3. The approval of the amended and restated Domtar Corporation 2007 Omnibus Incentive Plan.

5. The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent public accounting firm for the 2012 fiscal year.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS)

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

1 U P X 1 3 6 1 3 6 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

01FK1B

Domtar Corporation 2012 Annual Meeting of Stockholders

Montreal Museum of Fine Arts

Claire and Marc Bourgie Pavilion

1339 Sherbrooke Street West

Montreal, Quebec, Canada

Wednesday, May 2, 2012

9:00 a.m. EDT

If you plan to attend the annual meeting please note that registration and seating will begin at 8:00 a.m. Each stockholder will be asked to sign an admittance card and may be asked to present a valid picture identification. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the March 13, 2012 record date. Cameras and recording devices will not be permitted at the meeting.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy —Domtar Corporation +

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 2, 2012.

The undersigned hereby appoints Harold H. MacKay, John D. Williams and Razvan L. Theodoru and each of them, proxies, with full power of substitution, to vote all shares of common stock of the undersigned in Domtar Corporation at the annual meeting of stockholders to be held on Wednesday, May 2, 2012, beginning at 9:00 a.m. (EDT) at Montreal Museum of Fine Arts, Claire and Marc Bourgie Pavilion, 1339 Sherbrooke Street West, Montreal, Quebec, Canada and any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all of the Proposals, as listed on the reverse side of this card. The Board of Directors knows of no other matters that are to be presented at the meeting.

Please sign and return promptly in the enclosed envelope or, if you choose, you can submit your proxy by telephone or through the internet.

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—C ON BOTH SIDES OF THIS CARD. +

Domtar

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all Proposals.

1. Election of ten Directors: For Against Abstain

01—Giannella Alvarez

04—Brian M. Levitt

07—Robert J. Steacy

10—John D. Williams

For Against Abstain

02—Jack C. Bingleman

05—Harold H. MacKay

08—Pamela B. Strobel

For Against Abstain +

03—Louis P. Gignac

06—David G. Maffucci

09—Denis Turcotte

For Against Abstain

2. Say-on-Pay – An advisory vote to approve named executive officer compensation.

4. The approval of the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan.

The transaction of any other business that may properly be brought before the annual meeting.

For Against Abstain

3. The approval of the amended and restated Domtar Corporation 2007 Omnibus Incentive Plan.

5. The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent public accounting firm for the 2012 fiscal year.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

1 U P X 1 3 6 1 3 6 2 +

01FK2B

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – Domtar Corporation

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 2, 2012.

The undersigned hereby appoints Harold H. MacKay, John D. Williams and Razvan L. Theodoru and each of them, proxies, with full power of substitution, to vote all shares of common stock of the undersigned in Domtar Corporation at the annual meeting of stockholders to be held on Wednesday, May 2, 2012, beginning at 9:00 a.m. (EDT) at Montreal Museum of Fine Arts, Claire and Marc Bourgie Pavilion, 1339 Sherbrooke Street West, Montreal, Quebec, Canada and any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting directions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote such shares in accordance with the Directors’ recommendations on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all of the Proposals, as listed on the reverse side of this card. The Board of Directors knows of no other matters that are to be presented at the meeting.

Please sign and return promptly in the enclosed envelope.